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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1355

                                 The Alger Funds
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
          (Address of principal executive offices)        (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

      ALGER LARGECAP GROWTH FUND | ALGER MIDCAP GROWTH

      FUND | ALGER SMALLCAP GROWTH FUND | ALGER CAPITAL

      APPRECIATION FUND | ALGER SMALLCAP AND MIDCAP

      GROWTH FUND | ALGER HEALTH SCIENCES FUND | ALGER

      TECHNOLOGY FUND | ALGER CORE FIXED-INCOME  FUND

      | ALGER BALANCED FUND | ALGER MONEY MARKET FUND

                             THE ALGER FUNDS

                           [GRAPHIC OMITTED]

                               ANNUAL REPORT  [ALGER LOGO]
                            October 31, 2006

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TABLE OF CONTENTS
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THE ALGER FUNDS
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Letter to Our Shareholders                                                     1
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Fund Highlights (Unaudited)                                                   11
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Portfolio Summary (Unaudited)                                                 20
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Schedules of Investments                                                      21
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Statements of Assets and Liabilities                                          64
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Statements of Operations                                                      67
--------------------------------------------------------------------------------

Statements of Changes in Net Assets                                           70
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Financial Highlights                                                          76
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Notes to Financial Statements                                                 90
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Report of Independent Registered Public Accounting Firm                      108
--------------------------------------------------------------------------------

Additional Information (Unaudited)                                           109
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEAR SHAREHOLDERS,                                              DECEMBER 6, 2006
--------------------------------------------------------------------------------

      Looking back on the fiscal year that ended October 31, 2006, we were reminded of the famous quotation from Shakespeare's THE TEMPEST: "O Wonder! How many goodly creatures are there here! How beauteous mankind is! O brave new world that has such people in't!"

      "Brave New World" strikes us as a good metaphor for where U.S. investors find themselves today. Early in 2006, Federal Reserve Chairman Ben Bernanke discussed his own uncertainty about the "conundrum" of why long-term interest rates weren't moving in sync with short-term rates. If Bernanke, a skilled and experienced economist and policymaker, is perplexed about the world today, it is hardly surprising that so many investors are feeling unsettled. More than at any point in recent memory, the data that most of us use to gauge the health or weakness of the economy and the markets offers little clarity. Inflation was a concern, and then it wasn't; the job market was strong statistically, yet people seem concerned about employment; corporate profits have accelerated at a double-digit pace, yet the markets have held back. And overall, Wall Street pundits and U.S. investors spent a good part of the year worrying and waiting for a "Tempest" that never came.

      One reason for the confusion, in our view, is that today's economic reality reflects an international macro-economy, not just a national one. But there are few metrics to track global data the way the major U.S. indicators track our national economy. A few economists, market mavens, and commentators have begun to grapple with this issue, but until systems can be created that effectively gauge factors such as global inflation or global labor data, U.S. investors may feel like Shakespeare's Miranda, washed up on the shores of an uncharted, potentially dangerous island -- with no overarching point of reference and a profound sense of unease.

      Take inflation. While gas prices soared until the summer, they came down after. Home prices also began to soften, and in some regions of the country, plummet. The earlier increase in both was widely felt by most consumers to be proof of inflation, and for most people, it was. But statistically, it was a different matter. Gasoline prices are not included in so-called "core inflation," and home prices aren't either. Even core inflation is a strange statistic, because nearly one-third of the core index is made up of "owner's equivalent rent" -- a component that reflects potential homebuyers who choose to rent during a cooling housing market, while waiting for a more opportune time to buy. As this group grew in the early months of the year, demand for rental units increased, and rents went up. That meant that inflation readings went up as well, largely because home prices didn't! And to add insult to injury, the rise in inflation was triggered by the Fed raising rates -- which meant that the very act of increasing interest rates to contain inflation was instead causing it. No wonder there has been such unease.

      But as in Shakespeare's brave new world, unease sits side by side with opportunity. Today's better companies are much farther ahead in their thinking and planning than most countries and governments -- think Prospero and his bag of magic tricks. Because of the imperatives of competition and the demands of the market, they are constantly innovating and changing their business models. In fact, in our view, the best way a modern investor can stay informed is to follow what the better managed companies do: ignore trends, and look at investments on a case-by-case corporate basis. (And of course, today's interested investors have a remarkable tool for this research: the Internet. O Brave New World, indeed.)

      Apart from the ongoing tectonic shifts, 2006 saw a number of milestones nationally and globally. In early October, the Dow Jones Industrial Average(i) broke 12,000 for the first time and showed no signs of retreating. In later October, the Industrial & Commercial Bank of China held the world's largest IPO ever, raising more than $21 billion in its initial public offering, most of it from foreign institutional investors, which was yet one more sign that China has emerged as the second engine of international growth, one which is directly impacting a majority of the dynamic growth companies that we focus on.

      And spurring the U.S. equity markets to their fall rally was one of the year's most significant developments, when the Federal Open Market Committee decided on August 8th to stop raising interest rates after 17 consecutive hikes dating back to June 2004. For the first half of the year, relentless scrutiny of whether or not the Fed would ever pause was actually obscuring what the better companies were doing, and impeding multiple expansion. To the relief of U.S. pundits, investors, and the equity markets in general, the Fed continued to hold steady at 5.25% for the remainder of the year, and we believe that rates are not likely to rise in the foreseeable future. The fact that the 10-year Treasury, at about 4.5% is trading at the same level it was when the Fed began in 2004, is yet another sign in our view that the global market is determining the economic landscape more than any one central bank -- even one as powerful as the Federal Reserve.

      What has been most surprising this year is how strong corporate earnings have remained; and even though U.S. equity markets have risen they have still lagged earnings. The companies of the S&P 500 Index(ii) have registered earnings growth in the high teens -- not to mention having increased almost 75% over the past five years -- while the S&P 500 itself was up approximately 12% year-to-date through October 31. The major U.S. indices have fared about the same, with the Nasdaq(iii) weaker. The result has been a steady compression of valuations, with the forward multiple for the S&P 500 going from over 18x in 2002 to just over 14x in 2006, a compression of nearly 25%.

      One other positive for the market occurred just after the end of our fiscal year, namely the fall congressional elections. The uncertainty about the outcome was for a time a headwind, and judging by the upward move of the markets after, investors were apparently relieved by the outcome -- not the victory of the Democrats necessarily, but rather the end of the flurry of debates. Soon enough attention will turn to the presidential election of 2008, but for a while at least, politics will be less of a distraction.

      As for our outlook for 2007: more of the same. We expect the gap between how the U.S. economy is doing (fine but not spectacular) and how innovative growth companies are doing (extremely well) to continue. We also expect the international economy to benefit U.S. companies that are competing in the global marketplace, even as all of us continue to grapple with the unknowns of the new and evolving landscape.

PORTFOLIO MATTERS

ALGER SMALLCAP GROWTH FUND

      The Alger SmallCap Growth Fund provided shareholders with a 20.21% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 2000 Growth Index(iv), which gained 17.08% during the same period. These favorable returns were the result of very strong stock selection throughout the fiscal year that was only slightly offset by weak sector allocation.

      During the most recent fiscal year, the Fund's largest average sector exposures were in Information Technology and Health Care. The Information Technology's average sector weighting of 23.4% has been slightly below the average benchmark weighting of 24.7% and its return has also been slightly below the index's performance. Favorable performers in this sector have included Open Solutions, Inc., WebEx Communications, Inc. and Veritas DGC Inc. On the other hand, the legal investigations into the alleged backdating of corporate options have negatively impacted several technology companies and were a contributing factor to the Fund's subpar stock selection in this sector.

      The Fund's weighting in Health Care stocks relative to the benchmark remained relatively similar over the course of the year, but strong stock selection was an important contributor to its favorable relative performance. During the fiscal year, the Fund initiated positions in several companies competing in the generic pharmaceutical, medical device, managed care and biotech industries. Strong contributors to overall performance included Illumina, Inc., Hologic Inc. and Myogen, Inc.

      The Consumer Discretionary sector average weight of 15.2% was in line with the benchmark, but its stock performance considerably outperformed the index return. Several specialty and internet retailers were among the stronger performers in this group, including Gymboree Corp., AnnTaylor Stores, Inc. and Priceline.com Inc.

      The Industrials sector had an average weight of 13.5% during the year that represented slight underweighting versus the average benchmark weighting of 15.9%. In addition, the Fund's holdings in this sector slightly underperformed the benchmark return, but among the stronger performers were Bucyrus Intl. Inc., Gardner Denver, Inc. and BE Aerospace Inc.

      The Fund's Energy sector weighting has been similar to the benchmark at about 7.5% of Fund assets. However, the Fund's stock selection returns exceeded the index as the primary exposure has generally been in the better performing oil and gas exploration and production companies as well as in the offshore drillers.

ALGER MIDCAP GROWTH FUND

      The Alger MidCap Growth Fund provided shareholders with an 8.21% return during the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Russell MidCap Growth Index(v), which gained 14.51% during the same period. Stock selection was the primary factor most responsible for the underperformance as overall sector allocation was reasonably neutral.

      The Fund's largest average sector exposure during the year was in Information Technology with an average weighting of 23.3%. This exposure to the tech sector exceeded the average benchmark weighting of 20.5%. Over the course of the year, the weighting in Information Technology was reduced as many of the Fund's holdings either achieved favorable price targets or were sold because the ongoing fundamentals did not meet our expectations. While stock selection fell slightly below the index as earnings shortfalls and the impact of the options backdating investigations negatively impacted several Fund holdings, there were many strong performers including Western Digital, Inc., Garmin, Inc. and Business Objects, S.A.

      The Fund's next largest average exposure was to the Health Care sector. The sector's average weighting during the year was 18.4%, somewhat above the index exposure of 15.9%; however, the Fund's holdings provided a return that was well below the benchmark's return. This sector had both strong contributors to overall performance as well as several negative detractors. Stocks that performed well during the fiscal year included Myogen, Inc., Wellcare Group, Inc. and Cephalon, Inc. Stocks that detracted from overall performance included Tenet Healthcare, Syneron Medical Ltd. and HealthExtras, Inc.

      The Consumer Discretionary sector had an average sector weight less than the benchmark and stock performance that was considerably below the benchmark. While several stocks in this sector performed well, including Nintendo, Hansen Natural and GameStop, the primary weakness was caused by holdings in XM Satellite Radio and Netflix.

      The Industrials sector had an average weight of 12.0% during the year that represented a modest underweight versus the average benchmark weighting of 13.7%. The performance of the Fund's holdings in this sector exceeded the benchmark with strong gains posted by Jacobs Engineering, Inc., Roper Industries and Joy Global, Inc. On the other hand, the Fund's exposure to the Energy sector exceeded that of the index and stock performance was also slightly positive, led by Valero Energy, Inc., and Peabody Energy, Inc.

ALGER LARGECAP GROWTH FUND

      The Alger LargeCap Growth Fund posted a positive return of 5.36% for the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Russell 1000 Growth Index(vi), which gained 10.86% during the same period.

      The Fund's largest average sector exposure during the year was in Information Technology with an average weighting of 23.7%. This exposure to the tech sector was less than the average benchmark weighting of 25.9%. However, our stock selection in the tech sector was strong during the fiscal year as the Fund's holdings had an average return of 22.1% compared to the benchmark sector return of 9.4%. Among the stocks that performed well were Apple Computer, Google and Cisco Systems.

      The Fund's next largest average exposure was in the Consumer Discretionary sector with an average weighting 14.0%, slightly below the benchmark weighting of 14.4%. Further, the Fund's holdings provided a return that was well below the benchmark's return, primarily due to the poor performance of XM Satellite Radio.

      Health Care was an important sector for the Fund with a 14.0% weight although it was significantly underweighted versus the benchmark weight of 18.8%. The relatively lackluster returns provided by the major pharmaceutical companies weighed heavily on the entire sector although several major biotech and medical device companies performed well. The Fund's stock selection lagged the benchmark as stocks such as Tenet Healthcare, Aetna and Medtronic all provided negative returns during the year. On the other hand, Humana, Inc., Gilead Sciences, Inc. and Johnson & Johnson all performed reasonably well.

      The overweight position in the Financials sector along with good stock selection also contributed to the Fund's fiscal year return. During the year, Financials comprised 10.4% of Fund assets compared to a 7.2% weighting in the benchmark. The primary exposure during most of the year was to capital markets participants rather than to the commercial banking industry. Fund holdings among the stronger performers included Goldman Sachs, Inc., Bear Stearns, Inc., Merrill Lynch & Company, Inc. and the Chicago Mercantile Exchange Holdings, Inc.

ALGER CAPITAL APPRECIATION FUND

      The Alger Capital Appreciation Fund provided shareholders with a 18.33% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 3000 Growth Index(vii), which gained 11.39% during the same period. These favorable results were achieved because of the combination of allocating assets to the correct sectors as well as strong stock selection. The performance of the Fund's stock picks exceeded those in every one of the major Russell sector groups.

      During the fiscal year, the Fund's largest average exposure and most favorable stock selection was in the Information Technology sector. This sector accounted for an average of 25.5% of the Fund's assets during the year and was in line with the index weighting of 25.7%. Also, the Fund's technology stock selection exceeded the benchmark's return, 19.0% versus 9.9%. Several stocks importantly contributed to this positive margin including ATI Technologies, Inc. (acquired by Advanced Micro Devices), Google, Inc. and Atheros Communications, Inc.

      The Fund's underweighted exposure to Health Care stocks was an important contributor to overall performance. The sector's average weighting during the year was well below the index and the Fund's holding performed in line with the benchmark's return. During the fiscal year, the Fund invested in all aspects of the health care industry, including companies in pharmaceutical, generic drug, medical device, managed care and biotech industries. Strong contributors to overall performance included Myogen, Inc., Gilead Sciences Inc. and Hologic Inc.

      The Industrials sector had an average weight of 12.4% during the year that represented a moderate underweighting versus the average benchmark weighting of 14.7%. The performance of the Fund's holdings in this sector was much stronger than the benchmark, led by Terex Inc., Caterpillar Inc. and United Technologies.

      In the Consumer Discretionary sector, the Fund's average sector weight was below that of the benchmark, but its stock performance considerably outperformed the benchmark. Among the stronger performers in this sector were Crocs Inc., Polo Ralph Lauren Corp., and CVS Corp.

      The Energy sector is not a major component of the Russell 3000 Growth Index, comprising only 4.3% of the benchmark. The Fund's energy exposure was greater than the Index averaging 8.4% over the course of the fiscal year. In addition, the Fund's stock selection returns broadly exceeded the index return as its exposure has been in the oil and gas exploration and production companies as well as in the onshore and offshore drillers. Stocks that were important contributors included Valero Energy Corp., Peabody Energy Corp. and Exxon Mobil Corp.

ALGER CORE FIXED-INCOME FUND

      The Alger Core Fixed-Income Fund returned 2.08% for the 8 months(viii) ended October 31, 2006 versus the Lehman Brothers Intermediate Government/Credit Bond Index(ix) return of 3.50%. During the course of the year, the Federal Reserve ended its campaign of tighter monetary policy as the economy slowed and signs of rising inflation expectations began to abate. The effect of six 25 basis point increases in the overnight target lending rate over the year caused an inversion in the U.S. Yield Curve as 2 year Treasury yields rose 32 basis points and longer interest rates remained relatively unchanged. Corporate returns outpaced Treasuries and U.S. Agency returns on the heels of solid balance sheets and a relatively benign interest rate environment. As of October 31, 2006, 27% of the fixed income portfolio was in corporate securities, 31% in mortgage-related securities, 6% in asset-backed securities (ABS), 20% in Treasuries, 11% in Agencies and 5% in cash

ALGER TECHNOLOGY FUND

      The Alger Technology Fund returned 0.20% for the 8 months(x) ended October 31, 2006 versus the Merrill Lynch High Tech 100 Index(xi) return of 1.95%. Like the benchmark the Fund was heavily weighted towards information technology. At an average weight of 87.74% the Fund was underweight to the benchmark and under-performed. Leading detractors included Multi-Fineline Electronix, Inc., one of the largest US based flex circuit manufacturers, and Secure Computing Corp., a leading developer of Internet security products. The Fund had minor weightings (less than 7% in total) in the health care, industrials, consumer discretionary, and telecommunications sectors. In each of these sectors the Fund outperformed the benchmark.

      The Fund was liquidated on November 17, 2006.

ALGER SMALLCAP AND MIDCAP GROWTH FUND

      The Alger SmallCap and MidCap Growth Fund provided shareholders with a 19.84% return during the twelve months ended October 31, 2006. This compared favorably to the Fund's benchmark, the Russell 2500 Growth Index(xii), which gained 15.57% during the same period.

      During the fiscal year, the Fund's largest average sector exposures were in Information Technology and Health Care. Over the course of the year, the weighting in Information Technology was reduced as many of the Fund's holdings achieved favorable price targets while assets were gradually shifted into various attractive Health Care stocks. Historically, companies in these two sectors have provided investors with strong revenue, earnings and share price growth and our analysts have continued to identify attractive opportunities in both.

      The Fund's Information Technology average sector weighting of 23.7% has been slightly higher than the average benchmark weighting of 22.0% and its return has been similar to the index's performance. Strong performers in this sector have included MEMC Electronic Materials, Inc., WebEx Communications, Inc. and Open Solutions, Inc.

      The Fund's increasing exposure to Health Care stocks along with strong stock selection have been an important contributor to its overall performance. The sector's average weighting during the year was somewhat below the index, however, the Fund's holding performed very strongly versus the benchmark's return. During the fiscal year, the Fund initiated positions to companies in the generic pharmaceutical, medical device, managed care and biotech industries. Strong contributors to overall performance included Teva Pharmaceutical Industries Ltd., Wellcare Group, Inc., Illumina, Inc., and Myogen, Inc.

      In the Consumer Discretionary sector, the Fund's average sector weight was slightly below that of the benchmark, but its stock performance considerably outperformed the benchmark. Among the stronger performers in this sector were Gymboree Corp., AnnTaylor Stores, Inc. and Phillips-Van Heusen Inc.

      The Industrials sector had an average weight of 15.2% during the year that represented slight underweighting versus the average benchmark weighting of 15.9%. The performance of the Fund's holdings in this sector was similar to the benchmark, led by Joy Global, Inc., Gardner Denver, Inc., and BE Aerospace Inc.

      The Energy sector is not a major component of the Russell 2500 Growth Index, comprising only 8.2% of the benchmark. Nevertheless, the Fund had slightly less exposure than the Index averaging only 6.9% over the course of the fiscal year. In addition, the Fund's stock selection returns slightly lagged the index as oil and gas prices peaked during the summer of 2006 and energy related share prices fell sharply. The Fund's exposure has been in the oil and gas exploration and production companies as well as in the onshore and offshore drillers.

ALGER HEALTH SCIENCES FUND

      The Alger Health Sciences Fund provided shareholders with a 13.34% return during the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Standard & Poor's 500 Index(ii), which gained 16.34% during the same period. The environment for health care investing was both difficult and rewarding during the last twelve months. The large cap pharmaceutical group was constantly confronted with new legal suits, new product failures, shallow product pipelines and ongoing government reimbursement challenges. The generic drug industry continued to take market share from the majors and the continuous trend of older drugs coming off patent protection providing these companies with important new opportunities. The biotech group also had a reasonably good year with many new drugs working their way through various test phases and some finally reaching the marketplace because of continued success having new drugs approved by the Food & Drug Administration. Finally, the medical devices group had many new product introductions in many areas such as digital imagery, robotic and non-invasive surgery and cardiac stents that provided numerous investment opportunities. The Fund participated in these generally positive trends and was able to provide favorable investment results.

      Stocks that contributed to this success included Celgene Corp., Pozen, Inc., Myogen Inc. and WellCare Group, Inc. On the other hand, several stocks detracted from performance including Aetna Inc., Rigel Pharmaceuticals Inc. and ViroPharma Inc.

ALGER BALANCED FUND

      The Alger Balanced Fund provided shareholders with a 4.53% return during the twelve months ended October 31, 2006. This compared unfavorably to the Fund's benchmark, the Russell 1000 Growth Index, which gained 10.86% during the same period.

      The Fund's largest average sector exposure during the year was in Information Technology with an average weighting of 23.8%. This exposure to the tech sector was less than the average benchmark weighting of 25.9%. However, our stock selection in the tech sector was strong during the fiscal year as the Fund's holdings had an average return of 22.5% compared to the benchmark sector return of 9.4%. Among the stocks that performed well were Apple Computer, Google and Cisco Systems.

      Health Care was the Fund's second largest sector with a 14.0% weight although it was significantly underweighted versus the benchmark weight of 18.8%. The relatively lackluster returns provided by the major pharmaceutical companies weighed heavily on the entire sector although several major biotech and medical device companies performed well. The Fund's stock selection lagged the benchmark as stocks such as Tenet Healthcare, Aetna and Medtronic all provided negative returns during the year. On the other hand, Humana, Inc., Gilead Sciences, Inc. and Johnson & Johnson all performed reasonably well.

      The Consumer Discretionary sector had an average weighting of 13.8%, slightly below the benchmark weighting of 14.4%. Further, the Fund's holdings provided a return that was well below the benchmark's return, primarily due to the poor performance of XM Satellite Radio.

      The overweight position in the Financials sector contributed to the Fund's fiscal year return. During the year, Financials comprised 10.2% of Fund assets compared to a 7.2% weighting in the benchmark. The primary exposure during most of the year was to capital markets participants rather than to the commercial banking industry. Several Fund holdings in this sector were among the stronger performers including Goldman Sachs, Inc., Bear Stearns, Inc., Merrill Lynch & Company, Inc. and the Chicago Mercantile Exchange Holdings, Inc.

      The Fixed Income component of the Balanced Fund returned 4.63% for the 12 months ended October 31, 2006 versus the Lehman Brothers Intermediate Government/Credit Bond Index return of 4.87%. During the course of the year, the Federal Reserve ended its campaign of tighter monetary policy as the economy slowed and signs of rising inflation expectations began to abate. The effect of six 25 basis point increases in the overnight target lending rate over the year caused an inversion in the U.S. Yield Curve as the 2 year Treasury yield rose 32 basis points and longer interest rates remained relatively unchanged. Corporate returns outpaced Treasuries and U.S. Agency returns on the heels of solid balance sheets and a relatively benign interest rate environment. As of October 31, 2006, 29% of the fixed income port-folio was in corporate securities, 29% in mortgage-related securities, 5.2% in asset-backed securities (ABS), 15.3% in Treasuries, 16.5% in Agencies and 5% in cash.

IN SUMMARY

      Shakespeare's THE TEMPEST ended with kings and navigators leaving an old, brittle world behind, and looking towards a new world of possibilities and rewards. We are all in that position today, heading towards an uncertain future with unknowns and opportunities. At Alger, we are as passionate about investing and about discovering innovative, dynamic companies as we have been for the past four decades. And as the year comes to a close, we thank you for the trust you place in us and for joining us as we explore this brave new world.

      Respectfully submitted,

      /s/ Daniel C. Chung             /s/ Zachary Karabell

      Daniel C. Chung                 Zachary Karabell
      CHIEF INVESTMENT OFFICER        CHIEF ECONOMIST

----------
(i) The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

(ii) Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

(iii) Nasdaq is an index of 4000 domestic and non-U.S. companies listed on the Nasdaq stock market.

(iv) Russell 2000 Growth Index is an unmanaged index designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(v) Russell MidCap Growth Index is an unmanaged index designed to measure the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

(vi) Russell 1000 Growth Index is an unmanaged index designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(vii) Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(viii) The inception date of the Alger Core Fixed Income Fund was March 1, 2006.

(ix) Lehman Brothers Intermediate Government/Credit Bond Index is an index designed to track performance of intermediate government and corporate bonds.

(x)    The inception date of the Alger Technology Fund was March 1, 2006.

(xi) The Merrill Lynch High Tech 100(xi) Index is an index of common stocks designed to track the performance of stocks issued by technology-related companies.

(xii) The Russell 2500 Growth Index is an unmanaged index designed to measure the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

          Investors can not invest directly in an index.

      This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund returns represent the annual return of Class B shares prior to the deduction of any sales charges.

      The views and opinions of the Fund's management in this report are as of the date of the Shareholder letter and are subject to change at any time. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2006.

A WORD ABOUT RISK

      Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that invest in fixed-income securities, such as the Balanced Fund, are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These funds are also subject to the risk of a decline in the value of the fund's securities in the event of an issue's falling credit rating or actual default. Funds that participate in leveraging, such as the Capital Appreciation Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund's net asset value can decrease more quickly than if the fund had not borrowed. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

      MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

      BEFORE INVESTING IN ANY FUND IN THE ALGER FUNDS, INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES CAREFULLY. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT (800) 992-3863, OR VISITING OUR WEBSITE AT WWW.ALGER.COM, OR CONTACTING THE FUND'S DISTRIBUTOR, FRED ALGER & COMPANY, INCORPORATED, 111 FIFTH AVENUE, NEW YORK, NY 10003. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
ALGER LARGECAP GROWTH FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                           -- 10 YEARS ENDED 10/31/06

                                  [LINE GRAPH]

            Alger LargeCap    Russell 1000
            Growth Class B    Growth Index
11/1/96        $ 10,000         $ 10,000
               $ 12,494         $ 13,046
10/31/98       $ 15,055         $ 16,260
               $ 20,974         $ 21,829
10/31/00       $ 22,493         $ 23,865
               $ 16,201         $ 14,335
10/31/02       $ 12,134         $ 11,523
               $ 15,174         $ 14,036
10/31/04       $ 15,337         $ 14,511
               $ 17,658         $ 15,792
10/31/06       $ 18,601         $ 17,507

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. Figures for the Alger LargeCap Growth Class B shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger LargeCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                      1           5          10         SINCE
                                     YEAR       YEARS      YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)           0.63%      2.18%        --          6.35%
Russell 1000 Growth Index           10.86%      4.08%        --          5.29%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/11/86)         0.36%      2.16%      6.40%        10.98%
Russell 1000 Growth Index           10.86%      4.08%      5.76%        10.14%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)           4.37%      2.51%        --          3.76%
Russell 1000 Growth Index           10.86%      4.08%        --          2.67%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                           -- 10 YEARS ENDED 10/31/06

                                  [LINE GRAPH]

            Alger SmallCap     Russell 2000
            Growth Class B     Growth Index
11/1/96        $ 10,000          $ 10,000
               $ 11,285          $ 12,117
10/31/98       $  9,972          $ 10,197
               $ 13,172          $ 13,183
10/31/00       $ 13,119          $ 15,313
               $  6,957          $ 10,488
10/31/02       $  5,553          $  8,227
               $  7,763          $ 12,055
10/31/04       $  8,144          $ 12,722
               $ 10,084          $ 14,019
10/31/06       $ 12,135          $ 15,518

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. Figures for both the Alger SmallCap Growth Class B shares and the Russell 2000 Growth Index, include reinvestment of dividends. Performance for the Alger SmallCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                      1           5          10         SINCE
                                     YEAR       YEARS      YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)          14.75%      11.05%       --         1.91%
Russell 2000 Growth Index           17.08%       9.51%       --         4.73%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/11/86)        15.21%      11.16%     1.95%        9.97%
Russell 2000 Growth Index           17.08%       9.51%     5.15%        7.53%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)          19.17%      11.46%       --         0.55%
Russell 2000 Growth Index           17.08%       9.51%       --         3.90%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER BALANCED FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                           -- 10 YEARS ENDED 10/31/06

                                  [LINE GRAPH]

                                     Russell 1000     Lehman Brothers Int.
            Alger Balanced Class B   Growth Index   Gov't/Credit Bond Index
11/1/96           $ 10,000             $ 10,000            $ 10,000
                  $ 11,924             $ 13,046            $ 10,881
10/31/98          $ 13,935             $ 16,260            $ 11,998
                  $ 18,327             $ 21,829            $ 11,920
10/31/00          $ 20,041             $ 23,865            $ 12,768
                  $ 17,643             $ 14,335            $ 14,724
10/31/02          $ 15,375             $ 11,523            $ 15,530
                  $ 18,015             $ 14,036            $ 16,490
10/31/04          $ 18,587             $ 14,511            $ 17,411
                  $ 20,518             $ 15,792            $ 17,553
10/31/06          $ 21,422             $ 17,507            $ 18,408

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Balanced Class B shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Lehman Brothers Int. Government/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended October 31, 2006. Figures for the Alger Balanced Class B shares, the Russell 1000 Growth Index and the Lehman Brothers Int. Government/Credit Bond Index include reinvestment of dividends and/or interest. Performance for the Alger Balanced Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 1        5      10     SINCE
                                                YEAR    YEARS  YEARS  INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)                     (0.22%)  2.89%    --     7.75%
Russell 1000 Growth Index                      10.86%   4.08%    --     5.29%
Lehman Brothers Int. Gov't/Credit Bond Index    4.87%   4.57%    --     6.32%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 6/1/92)                     (0.47%)  2.87%  7.92%    8.30%
Russell 1000 Growth Index                      10.86%   4.08%  5.76%    8.46%
Lehman Brothers Int. Gov't/Credit Bond Index    4.87%   4.57%  6.29%    6.73%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)                      3.53%   3.22%    --     5.86%
Russell 1000 Growth Index                      10.86%   4.08%    --     2.67%
Lehman Brothers Int. Gov't/Credit Bond Index    4.87%   4.57%    --     6.08%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                           -- 10 YEARS ENDED 10/31/06

                                  [LINE GRAPH]

             Alger MidCap    Russell Midcap
            Growth Class B    Growth Index
11/1/96        $ 10,000         $ 10,000
               $ 12,137         $ 12,461
10/31/98       $ 12,895         $ 12,763
               $ 17,064         $ 17,571
10/31/00       $ 24,985         $ 24,365
               $ 19,363         $ 13,941
10/31/02       $ 15,240         $ 11,486
               $ 21,181         $ 16,000
10/31/04       $ 21,903         $ 17,404
               $ 25,204         $ 20,170
10/31/06       $ 24,425         $ 23,096

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger MidCap Growth Class B shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. Figures for the Alger MidCap Growth Class B shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                       1          5          10         SINCE
                                     YEAR       YEARS      YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)           3.33%       6.42%       --         10.50%
Russell Midcap Growth Index         14.51%      10.63%       --          8.44%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 5/24/93)          3.41%       6.44%     9.34%        13.93%
Russell Midcap Growth Index         14.51%      10.63%     8.73%        10.43%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)           7.23%       6.77%       --          8.87%
Russell Midcap Growth Index         14.51%      10.63%       --          6.76%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                           -- 10 YEARS ENDED 10/31/06

                                  [LINE GRAPH]

                Alger Capital       Russell 3000
            Appreciation Class B    Growth Index
11/1/96           $ 10,000            $ 10,000
                  $ 12,100            $ 12,964
10/31/98          $ 13,293            $ 15,607
                  $ 21,665            $ 20,898
10/31/00          $ 24,178            $ 22,947
                  $ 15,197            $ 13,909
10/31/02          $ 11,436            $ 11,171
                  $ 14,326            $ 13,778
10/31/04          $ 14,161            $ 14,264
                  $ 16,888            $ 15,546
10/31/06          $ 19,956            $ 17,316

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2006. Figures for the Alger Capital Appreciation Class B shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                       1          5          10         SINCE
                                     YEAR       YEARS      YEARS      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 1/1/97)          12.94%      4.98%        --          7.28%
Russell 3000 Growth Index           11.39%      4.46%        --          5.18%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 11/1/93)         13.33%      4.97%      7.15%        12.35%
Russell 3000 Growth Index           11.39%      4.46%      5.64%         8.31%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 8/1/97)          17.35%      5.30%        --          4.65%
Russell 3000 Growth Index           11.39%      4.46%        --          2.72%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER HEALTH SCIENCES FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                            FROM 5/01/02 TO 10/31/06

                                  [LINE GRAPH]

              Alger Health
            Sciences Class B   S&P 500 Index
5/01/02         $ 10,000         $ 10,000
10/31/02        $  9,260         $  8,298
10/31/03        $ 11,780         $ 10,025
10/31/04        $ 13,300         $ 10,968
10/31/05        $ 16,952         $ 11,923
10/31/06        $ 18,829         $ 13,873

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Health Sciences Class B shares, with a contingent deferred sales charge of 2%, and the Standard & Poor's 500 Index (an unmanaged index of common stocks) on May 1, 2002, the inception date of the Alger Health Sciences Fund, through October 31, 2006. Figures for both the Alger Health Sciences Class B shares and the Standard & Poor's 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                  1                     SINCE
                                                YEAR                  INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 5/1/02)                      8.25%                   15.06%
S&P 500 Index                                  16.34%                    7.54%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 5/1/02)                      8.34%                   15.34%
S&P 500 Index                                  16.34%                    7.54%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 5/1/02)                     12.41%                   15.61%
S&P 500 Index                                  16.34%                    7.54%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER SMALLCAP AND MIDCAP GROWTH FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                            FROM 5/8/02 TO 10/31/06

                                  [LINE GRAPH]

            Alger SmallCap and
               MidCap Growth       Russell 2500
                  Class B          Growth Index
5/8/02           $ 10,000            $ 10,000
10/31/02         $  7,630            $  7,709
10/31/03         $  9,870            $ 10,112
10/31/04         $ 10,270            $ 10,741
10/31/05         $ 12,832            $ 12,266
10/31/06         $ 15,070            $ 13,876

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SmallCap and MidCap Growth Class B shares, with a contingent deferred sales charge of 2%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) on May 8, 2002, the inception date of the Alger SmallCap and MidCap Growth Fund, through October 31, 2006. Figures for both the Alger SmallCap and MidCap Growth Class B shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SmallCap and MidCap Growth Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                  1                     SINCE
                                                YEAR                  INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 5/8/02)                     14.43%                    9.54%
Russell 2500 Growth Index                      15.57%                    9.50%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 5/8/02)                     14.84%                    9.76%
Russell 2500 Growth Index                      15.57%                    9.50%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 5/8/02)                     18.92%                   10.09%
Russell 2500 Growth Index                      15.57%                    9.50%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                            FROM 3/01/06 TO 10/31/06

                                  [LINE GRAPH]

            Alger Technology   ML High Tech
                Class B          100 Index
3/1/06          $ 10,000         $ 10,000
10/31/06        $  9,519         $ 10,195

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Technology Class B shares, with a contingent deferred sales charge of 5%, and the Merrill Lynch High Tech 100 Index (an unmanaged index of common stocks) on March 1, 2006, the inception date of the Alger Technology Fund, through October 31, 2006. Figures for both the Alger Technology Class B shares and the Merrill Lynch High Tech 100 Index include reinvestment of dividends. Performance for the Alger Technology Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 3/1/06)                                             (4.59%)
Merrill Lynch High Tech 100 Index                                       1.95%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 3/1/06)                                             (4.80%)
Merrill Lynch High Tech 100 Index                                       1.95%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 3/1/06)                                             (0.80%)
Merrill Lynch High Tech 100 Index                                       1.95%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME FUND
FUND HIGHLIGHTS THROUGH OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                HYPOTHETICAL $10,000 INVESTMENT IN CLASS B SHARES

                            FROM 3/01/06 TO 10/31/06

                                  [LINE GRAPH]

                                     Lehman Brothers
                  Alger Core       Intermediate Gov't/
            Fixed-Income Class B    Credit Bond Index
3/1/06            $ 10,000              $ 10,000
10/31/06          $  9,698              $ 10,350

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Core Fixed-Income Class B shares with a contingent deferred sales charge of 5% and the Lehman Brothers Intermediate Gov't/Credit Bond Index (an unmanaged index of government and corporate bonds) on March 1, 2006, the inception date of the Alger Core Fixed-Income Fund, through October 31, 2006. Figures for both the Alger Core Fixed-Income Class B shares and the Lehman Brothers Intermediate Gov't/Credit Bond Index include reinvestment of dividends. Performance for the Alger Core Fixed-Income Class A and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

--------------------------------------------------------------------------------
                     PERFORMANCE COMPARISON AS OF 10/31/06+
--------------------------------------------------------------------------------
                                 TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                        SINCE
                                                                      INCEPTION
--------------------------------------------------------------------------------
CLASS A (INCEPTION 3/1/06)                                             (2.31%)
Lehman Brothers Int. Gov't/Credit Bond Index                            3.50%
--------------------------------------------------------------------------------
CLASS B (INCEPTION 3/1/06)                                             (2.92%)
Lehman Brothers Int. Gov't/Credit Bond Index                            3.50%
--------------------------------------------------------------------------------
CLASS C (INCEPTION 3/1/06)                                              1.08%
Lehman Brothers Int. Gov't/Credit Bond Index                            3.50%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.ALGER.COM OR CALL US AT
(800) 992-3863.

+ RETURNS REFLECT MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES AND APPLICABLE CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY+
OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SMALLCAP
                                                                                         AND
                            LARGECAP    SMALLCAP    MIDCAP     CAPITAL       HEALTH     MIDCAP
SECTORS                      GROWTH      GROWTH     GROWTH   APPRECIATION   SCIENCES    GROWTH    TECHNOLOGY
------------------------------------------------------------------------------------------------------------
Consumer Discretionary        14.5%       16.1%      20.8%       11.6%         0.6%      17.5%      13.7%
Consumer Staples               5.6         1.2        0.2         6.6          0.7        1.1        0.0
Energy                         5.6         7.7        7.3        10.0          0.0        7.0        0.0
Financials                    10.5         8.3        9.2         5.2          0.3        8.8        0.0
Health Care                   16.1        21.1       19.8        12.8         91.2       21.1       12.3
Industrials                    9.4        13.4       13.3        16.2          0.0       15.3        0.0
Information Technology        27.3        21.0       20.7        24.6          0.0       19.0       80.5
Materials                      4.1         1.8        3.3         3.7          1.0        1.9        0.0
Telecommunication
   Services                    3.8         3.1        3.0         8.0          0.0        2.9        0.0
Utilities                      2.4         0.5        1.1         1.1          0.0        0.5        0.0
Cash and Net Other Assets      0.7         5.8        1.3         0.2          6.3        4.9        3.5
------------------------------------------------------------------------------------------------------------
                             100.0%      100.0%     100.0%      100.0%       100.0%     100.0%     100.0%
============================================================================================================

                                                                     CORE FIXED-
SECTORS/SECURITY TYPES                               BALANCED FUND   INCOME FUND
--------------------------------------------------------------------------------

Consumer Discretionary                                    9.1%
Consumer Staples                                          4.0
Energy                                                    4.0
Financials                                                7.1
Health Care                                              10.9
Industrials                                               6.4
Information Technology                                   18.8
Materials                                                 2.7
Telecommunication Services                                2.7
Utilities                                                 1.6
--------------------------------------------------------------------------------
   Total Common Stocks                                   67.3%
--------------------------------------------------------------------------------
Corporate Bonds                                          15.5%          47.6%
Agency Bonds                                             11.7           14.7
U.S. Treasury Bonds                                       4.9           20.0
--------------------------------------------------------------------------------
   Total Bonds                                           32.1%          82.3%
--------------------------------------------------------------------------------
Cash and Net Other Assets                                 0.6%          17.7%
--------------------------------------------------------------------------------
                                                        100.0%         100.0%
================================================================================

                                                                    MONEY MARKET
DAYS TO MATURITY                                                        FUND
--------------------------------------------------------------------------------

0 to 30                                                                 51.6%
31 to 60                                                                15.3
61 to 90                                                                33.1
--------------------------------------------------------------------------------
                                                                       100.0%
================================================================================

+ BASED ON NET ASSETS FOR EACH FUND, EXCEPT FOR MONEY MARKET FUND WHICH IS BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--99.3%                                    SHARES            VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.6%
Boeing Company                                          52,450   $    4,188,657
L-3 Communications Holdings, Inc.                       84,470        6,801,524
--------------------------------------------------------------------------------
                                                                     10,990,181
--------------------------------------------------------------------------------

BIOTECHNOLOGY--4.0%
Amgen Inc.                                             139,685       10,603,488
Genentech, Inc.*                                        74,900        6,239,170
--------------------------------------------------------------------------------
                                                                     16,842,658
--------------------------------------------------------------------------------

BROADCASTING--1.0%
EchoStar Communications Corp., Cl. A*                  119,255        4,235,938
-------------------------------------------------------------------------------

CAPITAL MARKETS--3.3%
Bear Stearns Companies Inc.                             41,500        6,281,025
Goldman Sachs Group, Inc.                               38,670        7,339,179
--------------------------------------------------------------------------------
                                                                     13,620,204
--------------------------------------------------------------------------------

CHEMICALS--1.0%
Air Products and Chemicals, Inc.                        61,460        4,281,918
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--5.6%
Cisco Systems, Inc.*                                   355,785        8,585,092
Motorola, Inc.                                         204,485        4,715,424
QUALCOMM Inc.                                           58,100        2,114,259
Research In Motion Limited*                             67,070        7,879,384
--------------------------------------------------------------------------------
                                                                     23,294,159
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--4.8%
Apple Computer, Inc.*                                  116,785        9,468,928
EMC Corporation*                                       171,800        2,104,550
Memc Electronic Materials, Inc.*                       235,285        8,352,618
--------------------------------------------------------------------------------
                                                                     19,926,096
--------------------------------------------------------------------------------

COMPUTER SERVICES--1.5%
Satyam Computer Services--ADR#                         290,010        6,412,121
--------------------------------------------------------------------------------

CONGLOMERATE--1.3%
ITT Industries, Inc.                                    96,900        5,270,391
--------------------------------------------------------------------------------

EDUCATION--.6%
Laureate Education Inc.*                                48,000        2,530,560
--------------------------------------------------------------------------------

ELECTRIC UTILITIES--.8%
Exelon Corporation                                      50,710        3,143,006
--------------------------------------------------------------------------------

ELECTRONICS--2.0%
Nintendo Co., Ltd ADR#                                 247,000        6,303,860
SONY CORPORATION                                        50,500        2,069,490
--------------------------------------------------------------------------------
                                                                      8,373,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
Emerson Electric Co.                                    75,175   $    6,344,770
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--4.8%
National-Oilwell Varco Inc.*                           105,735        6,386,394
Schlumberger Limited                                   100,755        6,355,625
Transocean Inc.*                                       102,390        7,427,371
--------------------------------------------------------------------------------
                                                                     20,169,390
--------------------------------------------------------------------------------

FINANCE--.6%
Intercontinental Exchange Inc.*                         29,650        2,503,053
--------------------------------------------------------------------------------

FINANCIAL SERVICES--3.7%
Chicago Mercantile Exchange Holdings Inc.                8,315        4,165,815
Hong Kong Exchanges & Clearing Limited                 331,100        2,622,059
Industrial and Commercial Bank Of China*            10,746,100        4,807,647
UBS AG                                                  67,100        4,015,264
--------------------------------------------------------------------------------
                                                                     15,610,785
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING--1.5%
CVS Corporation                                        135,200        4,242,576
Whole Foods Market, Inc.                                32,700        2,087,568
--------------------------------------------------------------------------------
                                                                      6,330,144
--------------------------------------------------------------------------------

HEALTH & PERSONAL CARE--.7%
Brookdale Senior Living Inc.                            62,365        3,001,004
--------------------------------------------------------------------------------

HEALTH CARE--.8%
WellPoint Inc.*                                         41,255        3,148,582
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
Baxter International Inc.                               78,120        3,591,176
Biomet, Inc.                                            57,300        2,168,232
Intuitive Surgical, Inc.*+                              38,100        3,778,758
--------------------------------------------------------------------------------
                                                                      9,538,166
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--6.3%
DaVita, Inc.*                                           48,910        2,720,863
Health Management Associates, Inc. Cl. A               201,505        3,969,648
Health Net Inc.*                                        48,370        2,007,839
Humana Inc.*                                            98,475        5,908,500
McKesson Corporation                                    82,875        4,151,209
Medco Health Solutions, Inc.*                          142,575        7,627,763
--------------------------------------------------------------------------------
                                                                     26,385,822
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--2.0%
Las Vegas Sands Corp.*                                  55,935        4,262,247
Royal Caribbean Cruises Ltd.                           104,505        4,232,452
--------------------------------------------------------------------------------
                                                                      8,494,699
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--2.0%
Procter & Gamble Company                               132,715        8,412,804
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES--.5%
Cognizant Technology Solutions Corporation Cl. A*       29,255   $    2,202,316
--------------------------------------------------------------------------------

INSURANCE--1.5%
Hartford Financial Services Group, Inc. (The)           70,205        6,119,770
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--3.2%
eBay Inc.*                                             328,875       10,566,754
Netflix Inc.*                                          105,355        2,914,119
--------------------------------------------------------------------------------
                                                                     13,480,873
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--4.5%
Google Inc. Cl. A*                                      21,425       10,206,656
Yahoo! Inc.*                                           332,975        8,770,561
--------------------------------------------------------------------------------
                                                                     18,977,217
--------------------------------------------------------------------------------

MACHINERY--1.2%
Joy Global Inc.                                        129,025        5,046,168
--------------------------------------------------------------------------------

MEDIA--5.0%
Cablevision Systems New York Group Cl. A*              228,105        6,339,038
Disney (Walt) Company                                  100,200        3,152,292
Viacom Inc. Cl. B*                                      79,225        3,083,437
XM Satellite Radio Holdings Inc. Cl. A*                706,740        8,240,588
--------------------------------------------------------------------------------
                                                                     20,815,355
--------------------------------------------------------------------------------

METALS & MINING--3.8%
Cameco Corporation                                      88,660        3,114,626
Freeport-McMoRan Copper & Gold, Inc. Cl. B              80,385        4,861,685
Phelps Dodge Corporation                                22,800        2,288,664
Vedanta Resources Plc                                  199,300        5,559,594
--------------------------------------------------------------------------------
                                                                     15,824,569
--------------------------------------------------------------------------------

MULTILINE RETAIL--1.7%
Federated Department Stores, Inc.                      166,275        7,301,135

--------------------------------------------------------------------------------

PERSONAL PRODUCTS--.7%
Avon Products, Inc.                                     92,575        2,815,206
--------------------------------------------------------------------------------

PHARMACEUTICALS--2.0%
Eli Lilly and Company                                   73,725        4,129,337
Johnson & Johnson                                       61,890        4,171,386
--------------------------------------------------------------------------------
                                                                      8,300,723
--------------------------------------------------------------------------------

REAL ESTATE--1.4%
Jones Lang LaSalle Incorporated                         66,255        6,095,460
--------------------------------------------------------------------------------

ROAD & RAIL--1.0%
Burlington Northern Santa Fe Corporation                54,085        4,193,210
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Freescale Semiconductor Inc. Cl. A*                    133,845        5,269,478
KLA-Tencor Corporation                                  73,100        3,594,327
--------------------------------------------------------------------------------
                                                                      8,863,805
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

SOFTWARE--4.3%
Microsoft Corporation                                  297,730   $    8,547,828
Oracle Corporation*                                    282,385        5,215,651
Symantec Corporation*                                  219,105        4,347,043
--------------------------------------------------------------------------------
                                                                     18,110,522
--------------------------------------------------------------------------------

SPECIALTY RETAIL--1.7%
Best Buy Co., Inc.                                      68,265        3,771,641
Home Depot, Inc.                                        84,725        3,162,784
--------------------------------------------------------------------------------
                                                                      6,934,425
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--1.3%
Coach, Inc.*                                            81,145        3,216,588
Polo Ralph Lauren Corporation Cl. A                     32,505        2,307,855
--------------------------------------------------------------------------------
                                                                      5,524,443
--------------------------------------------------------------------------------

TOBACCO--1.4%
Altria Group, Inc.                                      70,835        5,761,011
--------------------------------------------------------------------------------

TRANSPORTATION--1.8%
Textron Inc.                                            83,310        7,575,378
--------------------------------------------------------------------------------

UTILITIES--1.7%
Veolia Environnement                                   116,095        7,105,014
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--3.8%
American Tower Corporation Cl. A*                       85,805        3,090,696
NII Holdings Inc. Cl. B*                                84,055        5,466,097
SBA Communications Corporation Cl. A*                  140,455        3,751,553
Sprint Nextel Corporation                              187,100        3,496,899
--------------------------------------------------------------------------------
                                                                     15,805,245
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost $390,244,373)                                               415,711,646
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

PURCHASED OPTIONS--.1%                               CONTRACTS            VALUE
--------------------------------------------------------------------------------

PUT OPTIONS
Intuitive Surgical Inc./April/95+                          380   $      326,800
Netflix Inc./December/20+                                1,590            7,950
XM Satellite Radio Holdings Inc./November/10             4,397           87,940
--------------------------------------------------------------------------------

TOTAL PURCHASED PUT OPTIONS
  (Cost $807,209)                                                       422,690
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
  (Cost $391,051,582)(a)                                  99.4%     416,134,336
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities                       .6        2,489,405
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%  $  418,634,431
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $399,706,158 AMOUNTED TO $16,428,178 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $30,742,131 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $14,313,953.

+     ALL OR PORTION OF THE SECURITIES ARE PLEDGED AS COLLATERAL FOR OPTIONS
      WRITTEN.

SEE NOTES TO FINANCIAL STATEMENTS.                                         -25-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER LARGECAP GROWTH FUND
SCHEDULE OF OPTIONS WRITTEN OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                        SHARES
                                                       SUBJECT
                                      CONTRACTS    TO CALL/PUT            VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN
Intuitive Surgical Inc./April/130
   (Premiums Received $174,821)             380         38,000   $      117,800
--------------------------------------------------------------------------------

PUT OPTIONS WRITTEN
Intuitive Surgical Inc./April/75            380         38,000          102,600
Netflix Inc./December/17.50                 795         79,500            3,975
--------------------------------------------------------------------------------

TOTAL
   (Premiums Received $197,870)                                         106,575
--------------------------------------------------------------------------------

TOTAL OPTIONS WRITTEN
   (Premiums Received $372,691)                                  $      224,375
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.                                          -26-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--94.2%                                    SHARES            VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--3.0%
BE Aerospace, Inc.*                                    126,500   $    3,197,920
Esterline Technologies Corporation*                     65,650        2,475,005
SI International Inc.*                                  96,050        3,185,018
--------------------------------------------------------------------------------
                                                                      8,857,943
--------------------------------------------------------------------------------

AIRLINES--.7%
AirTran Holdings, Inc.*                                200,250        1,996,492
--------------------------------------------------------------------------------

APPAREL--.8%
Gymboree Corp.*                                         52,950        2,460,057
--------------------------------------------------------------------------------

AUTO COMPONENTS--1.2%
LKQ Corporation*                                       151,200        3,498,768
--------------------------------------------------------------------------------

AUTO EQUIPMENT & SERVICE--.9%
Tenneco Inc.*                                          122,800        2,787,560
--------------------------------------------------------------------------------

BIOTECHNOLOGY--6.0%
Cubist Pharmaceuticals, Inc.*                           75,000        1,670,250
Human Genome Sciences, Inc.*                           227,900        3,042,465
InterMune Inc.*                                        110,600        2,444,260
Keryx Biopharmaceuticals, Inc.*                        129,450        1,817,478
Myogen, Inc.*                                           53,450        2,795,435
Neurocrine Biosciences, Inc.*                          117,000        1,351,350
Onyx Pharmaceuticals, Inc.*                            111,500        2,093,970
Regeneron Pharmaceuticals, Inc.*                       127,200        2,550,360
--------------------------------------------------------------------------------
                                                                     17,765,568
--------------------------------------------------------------------------------

CAPITAL MARKETS--1.2%
Greenhill & Co., Inc.                                   53,150        3,611,011
--------------------------------------------------------------------------------

CHEMICALS--.9%
Zoltek Companies, Inc.*                                105,600        2,647,392
--------------------------------------------------------------------------------

COMMERCIAL BANKS--2.8%
Boston Private Financial Holdings, Inc.                105,650        2,920,166
Signature Bank*                                         97,100        2,945,043
Wintrust Financial Corporation                          52,000        2,509,520
--------------------------------------------------------------------------------
                                                                      8,374,729
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--3.8%
American Reprographics Co.*                            104,600        3,713,300
CoStar Group Inc.*                                      48,350        2,289,372
FTI Consulting, Inc.*                                   99,700        2,832,477
Gevity HR, Inc.                                        106,500        2,406,900
--------------------------------------------------------------------------------
                                                                     11,242,049
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--1.7%
Polycom, Inc.*                                         124,400        3,408,560
Sonus Networks, Inc.*                                  331,100        1,731,653
--------------------------------------------------------------------------------
                                                                      5,140,213
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

COMMUNICATION TECHNOLOGY--.8%
Dobson Communications Corp.                            301,100   $    2,336,536
--------------------------------------------------------------------------------

COMPUTER SERVICES--2.0%
Internap Network Services Corporation*                 200,210        3,299,461
Open Solutions Inc.*                                    73,300        2,739,221
--------------------------------------------------------------------------------
                                                                      6,038,682
--------------------------------------------------------------------------------

COMPUTER TECHNOLOGY--1.2%
Atheros Communications*                                162,700        3,535,471
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--2.3%
URS Corporation*                                        84,200        3,402,522
Williams Scotsman International Inc.*                  145,800        3,430,674
--------------------------------------------------------------------------------
                                                                      6,833,196
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--1.1%
United Therapeutics Corporation*                        55,800        3,339,630
--------------------------------------------------------------------------------

ELECTRIC SERVICES--.5%
ITC Holdings Corp.*                                     41,600        1,477,632
--------------------------------------------------------------------------------

ENERGY--.8%
Veritas DGC Inc.*                                       34,400        2,477,144
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--1.4%
Dril-Quip Inc.                                         101,600        4,001,008
--------------------------------------------------------------------------------

FINANCE--.8%
WNS Holdings Limited*                                   80,400        2,391,900
--------------------------------------------------------------------------------

FINANCIAL INFORMATION SERVICES--1.0%
GFI Group Inc.*                                         50,100        2,889,267
--------------------------------------------------------------------------------

FINANCIAL SERVICES--.8%
International Securities Exchange, Inc.                 44,800        2,300,480
--------------------------------------------------------------------------------

FOOD & BEVERAGES--1.2%
Hain Celestial Group Inc. (The)*                       127,600        3,602,148
--------------------------------------------------------------------------------

HEALTH CARE--1.1%
Gentiva Health Services Inc.*                          180,800        3,353,840
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--4.6%
ArthroCare Corporation*                                 81,200        3,281,292
Haemonetics Corporation*                                14,550          663,480
Hologic, Inc.*                                          65,650        3,161,047
Illumina, Inc.*                                         81,250        3,571,750
Ventana Medical Systems, Inc.*                          71,450        2,885,866
--------------------------------------------------------------------------------
                                                                     13,563,435
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--4.5%
Parexel International Corporation*                     111,582   $    3,302,827
Psychiatric Solutions, Inc.*                           101,300        3,363,160
Sierra Health Services, Inc.*                           73,200        2,506,368
VCA Antech, Inc.*                                       43,050        1,393,529
WellCare Health Plans Inc.*                             45,850        2,693,688
--------------------------------------------------------------------------------
                                                                     13,259,572
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--.8%
Orient-Express Hotels Ltd. Cl. A                        60,850        2,400,533
--------------------------------------------------------------------------------

INSURANCE--1.5%
First Mercury Financial Corporation*                    61,700        1,277,190
Ohio Casualty Corporation                              112,150        3,076,274
--------------------------------------------------------------------------------
                                                                      4,353,464
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--2.4%
Coldwater Creek Inc.*                                  104,800        3,195,352
Priceline.com Incorporated*                             98,400        3,964,536
--------------------------------------------------------------------------------
                                                                      7,159,888
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--4.2%
Acme Packet, Inc.*                                      56,700          975,240
Allscripts Healthcare Solutions, Inc.*                 137,150        3,235,368
DealerTrack Holdings Inc.*                             138,800        3,538,012
Omniture Inc.*                                         187,400        1,701,592
WebEx Communications, Inc.*                             79,550        3,058,698
--------------------------------------------------------------------------------
                                                                     12,508,910
--------------------------------------------------------------------------------

IT SERVICES--1.7%
SRA International, Inc.*                                86,300        2,765,915
Wright Express Corp.*                                   86,550        2,368,874
--------------------------------------------------------------------------------
                                                                      5,134,789
--------------------------------------------------------------------------------

LEISURE & ENTERTAINMENT--1.1%
WMS Industries Inc.*                                    95,250        3,365,183
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS--1.1%
LIFE TIME FITNESS, Inc.*                                64,100        3,303,073
--------------------------------------------------------------------------------

MACHINERY--3.6%
Actuant Corporation Cl. A                               58,450        3,000,823
Bucyrus International, Inc. Cl. A                       60,825        2,548,567
ESCO Technologies Inc.*                                 45,600        1,979,952
Gardner Denver Inc.*                                    91,600        3,113,484
--------------------------------------------------------------------------------
                                                                     10,642,826
--------------------------------------------------------------------------------

MEDIA--2.9%
Focus Media Holding Limited ADR*#                       48,200        2,549,298
NeuStar, Inc. Cl. A*                                   108,450        3,168,909
World Wrestling Entertainment, Inc. Cl. A              170,050        2,834,734
--------------------------------------------------------------------------------
                                                                      8,552,941
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

MEDICAL TECHNOLOGY--.6%
Conor Medsystems, Inc.*                                 71,900   $    1,765,864
--------------------------------------------------------------------------------

METALS--2.0%
RBC Bearings, Inc.*                                    112,100        3,046,878
SXR Uranium One, Inc.*                                 262,000        2,926,540
--------------------------------------------------------------------------------
                                                                      5,973,418
--------------------------------------------------------------------------------

METALS & MINING--.9%
Breakwater Resources, Ltd.*                          1,923,300        2,692,620
--------------------------------------------------------------------------------

OIL & GAS--3.6%
Carrizo Oil & Gas, Inc.*                                83,250        2,377,620
Holly Corporation                                       45,200        2,149,712
Mariner Energy Inc.*                                   123,800        2,453,716
Massey Energy Company                                   61,000        1,540,250
Warren Resources Inc.*                                 178,800        2,108,052
--------------------------------------------------------------------------------
                                                                     10,629,350
--------------------------------------------------------------------------------

OIL & GAS EXPLORATION SERVICES--.9%
Petrobank Energy and Resources Ltd.*                   175,150        2,727,085
--------------------------------------------------------------------------------

PHARMACEUTICAL PREPARATIONS--1.2%
Adams Respiratory Therapeutics, Inc.*                   82,100        3,538,510
--------------------------------------------------------------------------------

PHARMACEUTICALS--1.0%
POZEN Inc.*                                            177,900        2,958,477
--------------------------------------------------------------------------------

REAL ESTATE--1.0%
Jones Lang LaSalle Incorporated                         32,000        2,944,000
--------------------------------------------------------------------------------

RESTAURANTS--1.2%
McCormick & Schmick's Seafood Restaurants, Inc.*       134,000        3,522,860
--------------------------------------------------------------------------------

RETAIL--1.3%
Phillips-Van Heusen Corporation                         82,150        3,759,184
--------------------------------------------------------------------------------

ROAD & RAIL--.9%
Landstar Systems, Inc.                                  55,200        2,563,488
--------------------------------------------------------------------------------

SEMICONDUCTOR CAPITAL EQUIPMENT--1.2%
FormFactor Inc.*                                        28,800        1,099,584
SiRF Technology Holdings, Inc.*                         89,000        2,502,680
--------------------------------------------------------------------------------
                                                                      3,602,264
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.4%
ATMI, Inc.*                                            100,550        3,186,429
Cymer, Inc.*                                            32,100        1,487,193
Microsemi Corporation*                                 115,400        2,261,840
Tessera Technologies Inc.*                              88,200        3,079,062
--------------------------------------------------------------------------------
                                                                     10,014,524
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

SOFTWARE--3.9%
Quest Software, Inc.*                                  138,850   $    2,045,261
Synchronoss Technologies Inc.*                         261,300        2,631,291
Tibco Software Inc.*                                   373,000        3,450,250
VeriFone Holdings Inc.*                                114,400        3,341,624
--------------------------------------------------------------------------------
                                                                     11,468,426
--------------------------------------------------------------------------------

SPECIALTY RETAIL--1.6%
Aeropostale, Inc.*                                      79,200        2,321,352
DSW Inc. Cl. A*                                         65,900        2,280,140
--------------------------------------------------------------------------------
                                                                      4,601,492
--------------------------------------------------------------------------------

TEXTILES & APPAREL--1.1%
Iconix Brand Group, Inc.*                              176,600        3,291,824
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--.7%
Deckers Outdoor Corporation*                            41,300        2,195,921
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.3%
SBA Communications Corporation Cl. A*                  141,100        3,768,781
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Cost $228,019,105)                                              279,221,418
--------------------------------------------------------------------------------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS--5.5%                            AMOUNT
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
   11/1/06
   (Cost $16,393,000)                             $ 16,393,000       16,393,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $244,412,105)(a)                                 99.7%     295,614,418
Other Assets in Excess of Liabilities                      0.3          912,812
--------------------------------------------------------------------------------

NET ASSETS                                             100.00%   $  296,527,230
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $244,455,078 AMOUNTED TO $51,159,340 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $54,084,650 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,925,310.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -31-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--67.3%                                    SHARES            VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.8%
Boeing Company                                          11,220   $      896,029
L-3 Communications Holdings, Inc.                       18,010        1,450,165
--------------------------------------------------------------------------------
                                                                      2,346,194
--------------------------------------------------------------------------------

BIOTECHNOLOGY--2.7%
Amgen Inc.                                              30,020        2,278,818
Genentech, Inc.*                                        16,225        1,351,542
--------------------------------------------------------------------------------
                                                                      3,630,360
--------------------------------------------------------------------------------

BROADCASTING--.7%
EchoStar Communications Corp., Cl. A*                   25,125          892,440
--------------------------------------------------------------------------------

CAPITAL MARKETS--2.2%
Bear Stearns Companies Inc.                              8,810        1,333,393
Goldman Sachs Group, Inc.                                8,310        1,577,155
--------------------------------------------------------------------------------
                                                                      2,910,548
--------------------------------------------------------------------------------

CHEMICALS--.7%
Air Products and Chemicals, Inc.                        13,240          922,431
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--3.9%
Cisco Systems, Inc.*                                    83,155        2,006,530
Motorola, Inc.                                          43,145          994,924
QUALCOMM Inc.                                           12,215          444,504
Research In Motion Limited*                             14,715        1,728,718
--------------------------------------------------------------------------------
                                                                      5,174,676
--------------------------------------------------------------------------------

COMPUTER SERVICES--1.0%
Satyam Computer Services--ADR#                          61,680        1,363,745
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--3.2%
Apple Computer, Inc.*                                   23,965        1,943,082
EMC Corporation*                                        36,240          443,940
Memc Electronic Materials, Inc.*                        52,930        1,879,015
--------------------------------------------------------------------------------
                                                                      4,266,037
--------------------------------------------------------------------------------

CONGLOMERATE--.9%
ITT Industries, Inc.                                    20,710        1,126,417
--------------------------------------------------------------------------------

EDUCATION--.4%
Laureate Education Inc.*                                10,221          538,851
--------------------------------------------------------------------------------

ELECTRIC UTILITIES--.5%
Exelon Corporation                                      11,065          685,809
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Emerson Electric Co.                                    15,915        1,343,226
--------------------------------------------------------------------------------

ELECTRONICS--1.3%
Nintendo Co., Ltd. ADR#                                 52,245        1,333,381
SONY CORPORATION                                        10,800          442,584
--------------------------------------------------------------------------------
                                                                      1,775,965
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--3.5%
National-Oilwell Varco Inc.*                            25,680   $    1,551,072
Schlumberger Limited                                    22,625        1,427,185
Transocean Inc.*                                        22,615        1,640,492
--------------------------------------------------------------------------------
                                                                      4,618,749
--------------------------------------------------------------------------------

FINANCE--.4%
Intercontinental Exchange Inc.*                          6,100          514,962
--------------------------------------------------------------------------------

FINANCIAL SERVICES--2.6%
Chicago Mercantile Exchange Holdings Inc.                1,900          951,900
Hong Kong Exchanges & Clearing Limited                  67,270          532,727
Industrial and Commercial Bank Of China*             2,293,600        1,026,123
UBS AG                                                  14,915          892,514
--------------------------------------------------------------------------------
                                                                      3,403,264
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING--1.1%
CVS Corporation                                         31,735          995,844
Whole Foods Market, Inc.                                 7,000          446,880
--------------------------------------------------------------------------------
                                                                      1,442,724
--------------------------------------------------------------------------------

HEALTH & PERSONAL CARE--.5%
Brookdale Senior Living Inc.                            13,305          640,237
--------------------------------------------------------------------------------

HEALTH CARE--.5%
WellPoint Inc.*                                          8,805          671,998
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Baxter International Inc.                               16,015          736,210
Biomet, Inc.                                            12,300          465,432
Intuitive Surgical, Inc.*                                8,100          803,358
--------------------------------------------------------------------------------
                                                                      2,005,000
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--4.3%
DaVita, Inc.*                                            9,910          551,293
Health Management Associates, Inc. Cl. A                40,165          791,250
Health Net Inc.*                                        10,010          415,515
Humana Inc.*                                            21,030        1,261,800
McKesson Corporation                                    17,730          888,096
Medco Health Solutions, Inc.*                           34,435        1,842,272
--------------------------------------------------------------------------------
                                                                      5,750,226
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--1.4%
Las Vegas Sands Corp.*                                  11,915          907,923
Royal Caribbean Cruises Ltd.                            22,725          920,362
--------------------------------------------------------------------------------
                                                                      1,828,285
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--1.3%
Procter & Gamble Company                                28,125        1,782,844
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES--.3%

Cognizant Technology Solutions Corporation Cl. A*        6,000          451,680
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

INSURANCE--1.0%
Hartford Financial Services Group, Inc. (The)           15,020   $    1,309,293
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--2.0%
eBay Inc.*                                              80,790        2,595,783
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--3.1%
Google Inc. Cl. A*                                       4,505        2,146,137
Yahoo! Inc.*                                            73,940        1,947,580
--------------------------------------------------------------------------------
                                                                      4,093,717
--------------------------------------------------------------------------------

MACHINERY--.8%
Joy Global Inc.                                         27,750        1,085,302
--------------------------------------------------------------------------------

MEDIA--3.1%
Cablevision Systems New York Group Cl. A*               30,960          860,378
Disney (Walt) Company                                   21,400          673,244
Viacom Inc. Cl. B New*                                  17,525          682,073
XM Satellite Radio Holdings Inc. Cl. A*                162,575        1,895,624
--------------------------------------------------------------------------------
                                                                      4,111,319
--------------------------------------------------------------------------------

METALS & MINING--2.4%
Cameco Corporation                                      18,320          643,582
Freeport-McMoRan Copper & Gold, Inc. Cl. B              16,565        1,001,851
Phelps Dodge Corporation                                 4,805          482,326
Vedanta Resources Plc                                   40,745        1,136,662
--------------------------------------------------------------------------------
                                                                      3,264,421
--------------------------------------------------------------------------------

MULTILINE RETAIL--1.2%
Federated Department Stores, Inc.                       35,555        1,561,220
--------------------------------------------------------------------------------

PERSONAL PRODUCTS--.5%
Avon Products, Inc.                                     21,625          657,616
--------------------------------------------------------------------------------

PHARMACEUTICALS--1.4%
Eli Lilly and Company                                   15,705          879,637
Johnson & Johnson                                       13,615          917,651
--------------------------------------------------------------------------------
                                                                      1,797,288
--------------------------------------------------------------------------------

REAL ESTATE--1.0%
Jones Lang LaSalle Incorporated                         14,115        1,298,580
--------------------------------------------------------------------------------

ROAD & RAIL--.7%
Burlington Northern Santa Fe Corporation                11,625          901,286
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.4%
Freescale Semiconductor Inc. Cl. A*                     28,970        1,140,549
KLA-Tencor Corporation                                  15,600          767,052
--------------------------------------------------------------------------------
                                                                      1,907,601
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

SOFTWARE--2.9%
Microsoft Corporation                                   63,900   $    1,834,569
Oracle Corporation*                                     60,065        1,109,401
Symantec Corporation*                                   46,865          929,802
--------------------------------------------------------------------------------
                                                                      3,873,772
--------------------------------------------------------------------------------

SPECIALTY RETAIL--1.2%
Best Buy Co., Inc.                                      15,715          868,254
Home Depot, Inc.                                        17,920          668,954
--------------------------------------------------------------------------------
                                                                      1,537,208
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--.9%
Coach, Inc.*                                            17,820          706,385
Polo Ralph Lauren Corporation Cl. A                      6,705          476,055
--------------------------------------------------------------------------------
                                                                      1,182,440
--------------------------------------------------------------------------------

TOBACCO--1.0%
Altria Group, Inc.                                      16,915        1,375,697
--------------------------------------------------------------------------------

TRANSPORTATION--1.2%
Textron Inc.                                            17,930        1,630,375
--------------------------------------------------------------------------------

UTILITIES--1.1%
Veolia Environnement                                    24,030        1,470,636
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--2.7%
American Tower Corporation Cl. A*                       18,430          663,849
NII Holdings Inc. Cl. B*                                17,930        1,165,988
SBA Communications Corporation Cl. A*                   33,435          893,049
Sprint Nextel Corporation                               48,355          903,755
--------------------------------------------------------------------------------
                                                                      3,626,641
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Cost $84,188,295)                                                89,366,863
--------------------------------------------------------------------------------

                                                     PRINCIPAL
CORPORATE BONDS--15.5%                                  AMOUNT
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.3%
Systems 2001 Asset Trust Cl. G, 6.664%,
   9/15/13 (a)                                    $    400,183          421,277
--------------------------------------------------------------------------------

AUTOMOTIVE--1.1%
Capital Auto Receivables Asset Trust, 5.32%,
   3/20/10 (a)                                         900,000          903,125
General Motors Acceptance, 6.875%, 09/15/11            600,000          604,736
--------------------------------------------------------------------------------
                                                                      1,507,861
--------------------------------------------------------------------------------

CABLE--.4%
Cox Communications, Inc., 4.625%, 6/1/13               550,000          514,121
--------------------------------------------------------------------------------

CAPITAL MARKETS--1.1%
Allied Capital Corp., 6.625%, 7/15/11                1,000,000        1,021,873
J.P. Morgan Chase & Co., 5.60%, 6/1/11                 450,000          458,492
--------------------------------------------------------------------------------
                                                                      1,480,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
CORPORATE BONDS--(CONT.)                                AMOUNT            VALUE
--------------------------------------------------------------------------------

COMMERCIAL BANKS--.8%
Banc of America Commercial Mortgage Inc.,
   5.634%, 7/10/46                                $  1,000,000   $    1,024,774
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--.5%
Xerox Corp., 6.75%, 2/1/17                             650,000          664,625
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES--.5%
Citizens Communications, 9.25%, 5/15/11                600,000          668,250
--------------------------------------------------------------------------------

ELECTRIC UTILITIES--.2%
General Electric Capital Corp., 5.50%, 4/28/11         250,000          254,137
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--.1%
Avnet Inc., 6.625%, 9/15/16                             80,000           82,265
--------------------------------------------------------------------------------

ELECTRONICS--.3%
Centerpoint Energy Transition Bond Company,
   4.97%, 8/1/14                                       345,000          344,741
--------------------------------------------------------------------------------

FINANCE--2.5%
Capital One Capital III, 7.686%, 8/15/36               650,000          719,003
Merrill Lynch Mortgage Trust, 5.66%, 5/12/39           750,000          774,458
Merrill Lynch Mortgage Trust, 4.855%, 10/12/41         890,000          865,393
Residential Capital, 6.50%, 4/17/13                    275,000          280,218
Swiss Re Capital I LP, 6.854%, 5/25/16 (a)             700,000          732,451
--------------------------------------------------------------------------------
                                                                      3,371,523
--------------------------------------------------------------------------------

FINANCIAL SERVICES--4.0%
Citibank Credit Card Issuance Trust, 5.70%,
   5/15/13                                             900,000          908,383
Credit Suisse Mortgage Capital, 5.467%, 9/15/39        600,000          606,228
Jefferies Group, Inc., 6.25%, 1/15/36                  645,000          628,470
JP Morgan Chase Commercial Mortgage, 5.399%,
   5/15/45                                             900,000          905,712
JP Morgan Chase Commercial Mortgage SEC CO,
   6.066%, 4/15/45                                     890,000          933,196
Morgan Stanley Aces SPC, 6.19%, 9/20/13 (a)            800,000          800,800
Western Union Co., 5.93%, 10/1/16 (a)                  550,000          559,233
--------------------------------------------------------------------------------
                                                                      5,342,022
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--.2%
Aetna Inc., 6.00%, 6/15/16                             300,000          310,811
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--.1%
MGM MIRAGE, 6.75%, 4/1/13                              150,000          146,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
CORPORATE BONDS--(CONT.)                                AMOUNT            VALUE
--------------------------------------------------------------------------------

INSURANCE--.3%
AmerUs Group, 6.583%, 5/16/11                     $    150,000   $      156,531
The Chubb Corporation, 4.934%, 11/16/07                250,000          249,176
--------------------------------------------------------------------------------
                                                                        405,707
--------------------------------------------------------------------------------

MISCELLANEOUS--.6%
Jefferson Valley Floating Rate, 6.79%,
   3/20/16 (a)                                         800,000          788,000
--------------------------------------------------------------------------------

OIL & GAS--.3%
Inergy LP, 8.25%, 3/1/16                               347,000          361,747
--------------------------------------------------------------------------------

OIL AND GAS EXTRACTION--.5%
Enterprise Products Partners, 8.375%, 8/1/66           610,000          656,678
--------------------------------------------------------------------------------

REAL ESTATE--.4%
ProLogis, 5.75%, 4/1/16                                595,000          598,145
--------------------------------------------------------------------------------

SOFTWARE--.3%
Oracle Corporation, 5.25%, 1/15/16                     455,000          449,578
--------------------------------------------------------------------------------

SPECIALTY RETAIL--.5%
Lowe's Companies, Inc., 5.80%, 10/15/36                620,000          624,812
--------------------------------------------------------------------------------

TRANSPORTATION--.1%
Ryder System Inc., 5.85%, 11/1/16                      100,000          100,865
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--.4%
Vodafone Group PLC, 5.50%, 6/15/11                     500,000          503,955
--------------------------------------------------------------------------------

TOTAL CORPORATE BONDS
   (Cost $20,337,344)                                                20,622,509
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--16.6%
--------------------------------------------------------------------------------
Federal Farm Credit Bank,
   5.20%, 9/26/17                                    1,000,000        1,019,714
   4.95%, 10/18/18                                   1,455,000        1,448,016
Federal Home Loan Bank,
   3.75%, 8/15/08                                      650,000          637,508
Federal Home Loan Mortgage Corporation,
   5.60%, 10/17/13                                     600,000          602,584
   5.75%, 6/27/16                                      990,000        1,035,317
   5.50%, 10/15/16                                     502,793          506,006
   5.75%, 12/15/18                                     728,876          732,222
   6.00%, 8/15/29                                      900,000          916,266
   5.50%, 10/15/31                                   1,000,000          994,136
   6.00%, 5/15/32                                    1,000,000        1,024,262
Freddie Mac Reference Remic,
   5.75%, 12/15/18                                     550,000          553,203

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
U.S. GOVERNMENT & AGENCY OBLIGATIONS--(CONT.)           AMOUNT            VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Association,
   5.28%, 2/27/09                                 $  1,000,000   $      999,807
   3.85%, 4/14/09                                    1,000,000          977,348
   6.00%, 6/25/16                                      830,815          837,550
   5.00%, 4/1/18                                       862,092          851,259
   5.75%, 9/25/20                                      812,895          816,801
   6.625, 11/15/30                                     350,000          423,734
   6.00%, 4/25/35                                      950,000          969,236
U.S. Treasury Bonds,
   7.50%, 11/15/16                                     483,000          592,883
U.S. Treasury Notes,
   4.875%, 8/15/09                                   2,600,000        2,617,672
   5.00%, 8/15/11                                      900,000          918,492
   4.625%, 8/31/11                                     800,000          801,813
   4.75%, 5/15/14                                      552,000          557,693
   4.25%, 11/15/14                                     800,000          781,719
   4.50%, 2/15/16                                      300,000          297,727
--------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $21,737,679)                                                21,912,968
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.1%
--------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
   11/1/06
   (Cost $1,492,000)                                 1,492,000        1,492,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $127,755,318)(b)                                100.5%     133,394,340
Liabilities in Excess of Other Assets                     (0.5)        (643,649)
--------------------------------------------------------------------------------
NET ASSETS                                               100.0%  $  132,750,691
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144A, THESE SECURITIES MAY BE SOLD PRIOR TO THEIR MATURITY ONLY TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES ARE DEEMED TO BE LIQUID AND REPRESENT 3.2% OF THE NET ASSETS OF THE FUND.

(b) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $130,186,728 AMOUNTED TO $3,207,612 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $6,979,529 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $3,771,917.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -38-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--98.7%                                    SHARES            VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.0%
Armour Holdings, Inc.*                                 116,900   $    6,015,674
BE Aerospace, Inc.*                                    232,050        5,866,224
--------------------------------------------------------------------------------
                                                                     11,881,898
--------------------------------------------------------------------------------

APPAREL--.7%
J Crew Group Inc.*                                     141,635        4,368,023
--------------------------------------------------------------------------------

AUTO EQUIPMENT & SERVICE--.8%
Tenneco Inc. Inc.*                                     200,655        4,554,869
--------------------------------------------------------------------------------

BIOTECHNOLOGY--2.0%
Cephalon, Inc.*                                         87,130        6,114,783
MedImmune, Inc.*                                        89,525        2,868,381
--------------------------------------------------------------------------------
                                                                      8,983,164
--------------------------------------------------------------------------------

CAPITAL MARKETS--1.8%
Affiliated Managers Group, Inc.*                        62,202        6,228,908
TD Ameritrade Holding Corp.                            273,700        4,507,839
--------------------------------------------------------------------------------
                                                                     10,736,747
--------------------------------------------------------------------------------

CASINOS & RESORTS--.8%
Bally Technologies Inc.*                               230,510        4,575,624
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--2.2%
Net 1 UEPS Technologies, Inc.*                         535,840       13,197,739
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--2.1%
Research In Motion Limited*                            105,000       12,335,400
--------------------------------------------------------------------------------

COMPUTER SERVICES--1.9%
IHS Inc. Cl. A*                                         35,100        1,213,407
Satyam Computer Services--ADR#                         471,800       10,431,498
--------------------------------------------------------------------------------
                                                                     11,644,905
--------------------------------------------------------------------------------

COMPUTER TECHNOLOGY--1.9%
Atheros Communications*                                199,665        4,338,720
NAVTEQ*                                                214,535        7,122,562
--------------------------------------------------------------------------------
                                                                     11,461,282
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--1.2%
Memc Electronic Materials, Inc.*                       208,545        7,403,348
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.6%
McDermott International, Inc.*                         220,775        9,868,643
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--1.7%
United Therapeutics Corporation*                       170,250       10,189,463
--------------------------------------------------------------------------------

ELECTRIC AND ELECTRONIC EQUIPMENT--1.4%
Roper Industries, Inc.                                 176,760        8,457,966
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT--.5%
AMETEK, Inc.                                            69,200        3,230,256
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

ELECTRONICS--2.0%
Nintendo Co., Ltd ADR#                                 470,540   $   12,008,981
--------------------------------------------------------------------------------

ENERGY--.6%
SunPower Corporation Cl. A*                            110,000        3,701,500
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--4.1%
Cameron International Corp.*                           209,575       10,499,707
National-Oilwell Varco Inc.*                           113,880        6,878,352
Suntech Power Holdings Co., Ltd. ADR*#                 271,000        7,046,000
--------------------------------------------------------------------------------
                                                                     24,424,059
--------------------------------------------------------------------------------

ENGINEERING--.7%
Jacobs Engineering Group Inc.*                          58,865        4,446,662
--------------------------------------------------------------------------------

FINANCE--2.1%
Intercontinental Exchange Inc.*                        147,500       12,451,950
--------------------------------------------------------------------------------

FINANCIAL INFORMATION SERVICES
GFI Group Inc.*                                              1               58
--------------------------------------------------------------------------------

FINANCIAL SERVICES--3.2%
Chicago Mercantile Exchange Holdings Inc.                8,400        4,208,400
Hong Kong Exchanges & Clearing Limited                 567,775        4,496,343
Hudson City Bancorp Inc.                               442,350        6,073,465
International Securities Exchange, Inc.                 88,940        4,567,069
Wadell & Reed Financial, Inc.                          177,700        4,531,350
--------------------------------------------------------------------------------
                                                                     23,876,627
--------------------------------------------------------------------------------

HEALTH & PERSONAL CARE--.8%
Brookdale Senior Living Inc.                            95,200        4,581,024
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
ArthroCare Corporation*                                 74,120        2,995,189
Biomet, Inc.                                            82,400        3,118,016
Hologic, Inc.*                                         156,250        7,523,438
Intuitive Surgical, Inc.*+                              83,535        8,285,001
Mentor Corporation                                      51,143        2,393,492
Thoratec Corporation*                                  154,730        2,436,998
--------------------------------------------------------------------------------
                                                                     26,752,134
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--9.7%
DaVita, Inc.*                                          188,000       10,458,440
Health Management Associates, Inc. Cl. A               286,570        5,645,429
Health Net Inc.*                                       195,050        8,096,525
HealthExtras, Inc.*                                    247,085        5,690,368
Medco Health Solutions, Inc.*                          169,350        9,060,225
Psychiatric Solutions, Inc.*                           275,310        9,140,292
Quest Diagnostics Incorporated                          89,300        4,441,782
Universal Health Services, Inc., Cl. B*                105,200        5,570,340
--------------------------------------------------------------------------------
                                                                     58,103,401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--4.6%
Cheesecake Factory Incorporated (The)*                 227,500   $    6,426,875
Orient-Express Hotels Ltd. Cl. A                       117,400        4,631,430
P.F. Chang's China Bistro, Inc.*                        36,400        1,522,248
Royal Caribbean Cruises Ltd.                           115,390        4,673,295
Scientific Games Corporation*                          153,690        4,307,931
Station Casinos, Inc.                                   97,355        5,870,507
--------------------------------------------------------------------------------
                                                                     27,432,286
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES--1.3%
Garmin Ltd.                                            144,100        7,696,381
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES--.5%
BISYS Group, Inc. (The)*                               261,205        2,883,703
--------------------------------------------------------------------------------

INSURANCE--.9%
Covanta Holding Corporation*                           257,370        5,232,332
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--1.3%
Netflix Inc.*                                          271,140        7,499,732
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--3.5%
Allscripts Healthcare Solutions, Inc.*                 443,885       10,471,247
DealerTrack Holdings Inc.*                             180,650        4,604,768
WebEx Communications, Inc.*                            155,490        5,978,591
--------------------------------------------------------------------------------
                                                                     21,054,606
--------------------------------------------------------------------------------

IT SERVICES--.5%
SRA International, Inc.*                                95,710        3,067,506
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS--.8%
UbiSoft Entertainment SA*                               73,900        4,564,462
--------------------------------------------------------------------------------

MACHINERY--3.2%
Joy Global Inc.                                         74,790        2,925,037
Manitowoc Company, Inc.                                114,400        6,278,272
Terex Corporation*                                     192,925        9,985,798
--------------------------------------------------------------------------------
                                                                     19,189,107
--------------------------------------------------------------------------------

MEDIA--4.7%
Clear Channel Communications, Inc.*                    175,800        6,126,630
DreamWorks Animation SKG, Inc. Cl. A*                   89,800        2,375,210
Focus Media Holding Limited ADR*#                      129,560        6,852,428
XM Satellite Radio Holdings Inc. Cl. A*              1,101,370       12,841,974
--------------------------------------------------------------------------------
                                                                     28,196,242
--------------------------------------------------------------------------------

METALS--1.2%
First Quantum Minerals Ltd.                             58,400        3,341,648
SXR Uranium One, Inc.*                                 298,400        3,333,128
--------------------------------------------------------------------------------
                                                                      6,674,776
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

METALS & MINING--3.5%
Freeport-McMoRan Copper & Gold, Inc. Cl. B              89,995   $    5,442,898
Paladin Resources Limited*                           1,042,960        4,562,950
Phelps Dodge Corporation                                34,800        3,493,224
Vedanta Resources Plc                                  274,200        7,649,757
--------------------------------------------------------------------------------
                                                                     21,148,829
--------------------------------------------------------------------------------

OIL & GAS--2.1%
Denbury Resources Inc.*                                445,345       12,799,215
--------------------------------------------------------------------------------

OIL AND GAS EXPLORATION SERVICES--1.0%
Petrobank Energy and Resources Ltd.*                   380,900        5,930,613
--------------------------------------------------------------------------------

PERSONAL PRODUCTS--.2%
Bare Escentuals, Inc.*                                  45,100        1,381,413
--------------------------------------------------------------------------------

REAL ESTATE--1.4%
Jones Lang LaSalle Incorporated                         87,870        8,084,040
--------------------------------------------------------------------------------

SEMICONDUCTOR CAPITAL EQUIPMENT--1.4%
SiRF Technology Holdings, Inc.*                        308,755        8,682,191
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.9%
Microsemi Corporation*                                 183,505        3,596,698
STMicroelectronics N.V.                                441,600        7,666,176
Tessera Technologies Inc.*+                            346,700       12,103,297
--------------------------------------------------------------------------------
                                                                     23,366,171
--------------------------------------------------------------------------------

SOFTWARE--.9%
Activision, Inc.*                                      159,785        2,463,885
Symantec Corporation*                                  147,700        2,930,368
--------------------------------------------------------------------------------
                                                                      5,394,253
--------------------------------------------------------------------------------

SPECIALTY RETAIL--4.4%
CarMax, Inc.*                                           68,500        3,034,550
Circuit City Stores, Inc.                              389,175       10,499,941
Gamestop Corp. Cl. A*                                  246,450       12,583,737
--------------------------------------------------------------------------------
                                                                     26,118,228
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--1.4%
Polo Ralph Lauren Corporation Cl. A                    116,820        8,294,220
--------------------------------------------------------------------------------

TRANSPORTATION--1.6%
Textron Inc.                                           103,400        9,402,162
--------------------------------------------------------------------------------

UTILITIES--1.1%
Veolia Environnement                                   111,170        6,803,604
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--3.0%
NII Holdings Inc. Cl. B*                               120,390        7,828,962
SBA Communications Corporation Cl. A*                  389,530       10,404,346
--------------------------------------------------------------------------------
                                                                     18,233,308
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Cost $553,244,269)                                              592,365,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

PURCHASED OPTIONS--.2%                               CONTRACTS            VALUE
--------------------------------------------------------------------------------

PUT OPTIONS
Cameron International Corp./November/50                   2100   $      367,500
Intuitive Surgical/April/95+                               800          688,000
Netflix Inc./December/20+                                3,820           19,100
Tessera Technologies/December/30+                        3,460          173,000
XM Satellite Radio Holdings                              6,319          126,380
--------------------------------------------------------------------------------

Total Purchased Put Options
   (Cost $3,423,009)                                                  1,373,980
--------------------------------------------------------------------------------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS--1.6%                            AMOUNT
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
   11/1/06
   (Cost $9,790,000)                              $  9,790,000        9,790,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $566,457,278)(a)                                100.5%     603,529,083
Liabilities in Excess of Other Assets                     (0.5)      (3,246,236)
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                        100.00%  $  600,282,847
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $584,042,361 AMOUNTED TO $19,486,722 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $50,758,983 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $31,272,261.

+     ALL OR PORTION OF THE SECURITIES ARE PLEDGED AS COLLATERAL FOR OPTIONS
      WRITTEN.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -43-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MIDCAP GROWTH FUND
SCHEDULE OF OPTIONS WRITTEN OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                        SHARES
                                                       SUBJECT
                                      CONTRACTS    TO CALL/PUT            VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN
   Intuitive Surgical Inc./April/130        800         80,000   $      248,000
   Tessera Technologies/December/40       3,460        346,000          173,000
--------------------------------------------------------------------------------

   TOTAL
      (Premiums Received $824,751)                                      421,000
--------------------------------------------------------------------------------

   PUT OPTIONS WRITTEN
   Intuitive Surgical Inc./April/75         800         80,000          216,000
   Netflix Inc./December/17.50            1,910        191,000            9,550
   Tessera Technologies/December/25       3,460         17,300           17,300
--------------------------------------------------------------------------------

   TOTAL
      (Premiums Received $963,505)                                      242,850
--------------------------------------------------------------------------------

   TOTAL OPTIONS WRITTEN
      (Premiums Received $1,788,254)                             $      663,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--99.8%                                    SHARES            VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--6.6%
Armour Holdings, Inc.*                                 165,600   $    8,521,776
BE Aerospace, Inc.*                                    289,900        7,328,672
Boeing Company                                          48,900        3,905,154
L-3 Communications Holdings, Inc.                       54,800        4,412,496
--------------------------------------------------------------------------------
                                                                     24,168,098
--------------------------------------------------------------------------------

BIOTECHNOLOGY--2.1%
Amgen Inc.                                             100,000        7,591,000
--------------------------------------------------------------------------------

BROADCASTING--.5%
EchoStar Communications Corp., Cl. A*                   55,100        1,957,152
--------------------------------------------------------------------------------

CAPITAL MARKETS--.6%
Bear Stearns Companies Inc.                             14,700        2,224,845
--------------------------------------------------------------------------------

CHEMICALS--.7%
Zoltek Companies, Inc.*                                101,280        2,539,090
--------------------------------------------------------------------------------

COMMERCIAL BANKS--1.0%
Bank of America Corporation                             68,000        3,663,160
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--.4%
Net 1 UEPS Technologies, Inc.*                          66,375        1,634,816
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--4.4%
Cisco Systems, Inc.*                                   214,700        5,180,711
Comverse Technology, Inc.*                             171,200        3,727,024
Corning Incorporated*                                  157,400        3,215,682
Motorola, Inc.                                          95,100        2,193,006
Sonus Networks, Inc.*                                  363,300        1,900,059
--------------------------------------------------------------------------------
                                                                     16,216,482
--------------------------------------------------------------------------------

COMPUTER SERVICES--.4%
IHS Inc. Cl. A*                                         43,300        1,496,881
--------------------------------------------------------------------------------

COMPUTER TECHNOLOGY--2.2%
Atheros Communications*                                261,300        5,678,049
NAVTEQ*                                                 75,300        2,499,960
--------------------------------------------------------------------------------
                                                                      8,178,009
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--2.1%
EMC Corporation*                                       145,300        1,779,925
Memc Electronic Materials, Inc.*                        86,400        3,067,200
NCR Corporation*                                        67,400        2,798,448
--------------------------------------------------------------------------------
                                                                      7,645,573
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.1%
McDermott International, Inc.*                          92,500        4,134,750
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES--.4%
Level 3 Communication Inc.*                            282,600        1,494,954
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--1.5%
United Therapeutics Corporation*                        90,600   $    5,422,410
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT--.8%
AMETEK, Inc.                                            60,600        2,828,808
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--4.1%
Cameron International Corp.*                            99,500        4,984,950
Diamond Offshore Drilling Inc.                           5,400          373,842
National-Oilwell Varco Inc.*                            57,200        3,454,880
Suntech Power Holdings Co., Ltd. ADR*#                 116,400        3,026,400
Transocean Inc.*                                        42,800        3,104,712
--------------------------------------------------------------------------------
                                                                     14,944,784
--------------------------------------------------------------------------------

FINANCE--.4%
Intercontinental Exchange Inc.*                         13,000        1,097,460
WNS Holdings Limited*                                   14,200          422,450
--------------------------------------------------------------------------------
                                                                      1,519,910
--------------------------------------------------------------------------------

FINANCIAL INFORMATION SERVICES--.8%
Genworth Financial Inc. Cl. A                           51,250        1,713,800
GFI Group Inc.*                                         22,070        1,272,777
--------------------------------------------------------------------------------
                                                                      2,986,577
--------------------------------------------------------------------------------

FINANCIAL SERVICES--1.6%
Chicago Mercantile Exchange Holdings Inc.                6,700        3,356,700
Industrial and Commercial Bank Of China*             5,620,370        2,514,471
--------------------------------------------------------------------------------
                                                                      5,871,171
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING--2.0%
CVS Corporation                                        234,300        7,352,334
--------------------------------------------------------------------------------

FREIGHT & LOGISTICS--.8%
FedEx Corp.                                             24,800        2,840,592
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Hologic, Inc.*                                          60,800        2,927,520
Kyphon Inc.*                                            61,300        2,421,350
Ventana Medical Systems, Inc.*                          68,200        2,754,598
--------------------------------------------------------------------------------
                                                                      8,103,468
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--3.6%
Aetna Inc.                                              65,100        2,683,422
Health Net Inc.*                                        53,520        2,221,615
Medco Health Solutions, Inc.*                           94,700        5,066,450
Psychiatric Solutions, Inc.*                            41,100        1,364,520
UnitedHealth Group Incorporated                         40,780        1,989,248
--------------------------------------------------------------------------------
                                                                     13,325,255
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--.5%
MGM MIRAGE                                              43,200        1,858,464
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--1.5%
Procter & Gamble Company                                89,640   $    5,682,280
--------------------------------------------------------------------------------

INSURANCE--.9%
Endurance Specialty Holdings Limited                    50,300        1,793,195
Hartford Financial Services Group, Inc. (The)           18,900        1,647,513
--------------------------------------------------------------------------------
                                                                      3,440,708
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--1.0%
eBay Inc.*                                             109,900        3,531,087
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--4.1%
DealerTrack Holdings Inc.*                             189,900        4,840,551
Google Inc. Cl. A*                                      11,000        5,240,290
Yahoo! Inc.*                                           196,315        5,170,937
--------------------------------------------------------------------------------
                                                                     15,251,778
--------------------------------------------------------------------------------

MACHINERY--1.8%
Terex Corporation*                                     129,600        6,708,096
--------------------------------------------------------------------------------

MEDIA--3.7%
Dolby Laboratories Inc. Cl. A*                           5,300          104,887
DreamWorks Animation SKG, Inc. Cl. A*                   59,600        1,576,420
Focus Media Holding Limited ADR*#                      149,900        7,928,211
NeuStar, Inc. Cl. A*                                   135,815        3,968,514
--------------------------------------------------------------------------------
                                                                     13,578,032
--------------------------------------------------------------------------------

METALS--1.1%
SXR Uranium One, Inc.*                                 179,090        2,000,435
Vedanta Resources Plc                                   66,400        1,850,031
--------------------------------------------------------------------------------
                                                                      3,850,466
--------------------------------------------------------------------------------

METALS & MINING--2.4%
Breakwater Resources, Ltd.*                          2,422,600        3,391,640
Phelps Dodge Corporation                                56,700        5,691,546
--------------------------------------------------------------------------------
                                                                      9,083,186
--------------------------------------------------------------------------------

MULTILINE RETAIL--.9%
Federated Department Stores, Inc.                       72,900        3,201,039
--------------------------------------------------------------------------------

OIL & GAS--4.0%
Denbury Resources Inc.*                                 12,300          353,502
Exxon Mobil Corporation                                 23,800        1,699,796
Sunoco, Inc.                                           188,700       12,478,731
--------------------------------------------------------------------------------
                                                                     14,532,029
--------------------------------------------------------------------------------

OIL AND GAS EXPLORATION SERVICES--2.3%
Petrobank Energy and Resources Ltd.*                   541,300        8,428,041
--------------------------------------------------------------------------------

PHARMACEUTICAL PREPARATIONS--1.0%
Adams Respiratory Therapeutics, Inc.*                   86,275        3,718,452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS--2.4%
Auxilium Pharmaceuticals Inc.*                           2,800   $       35,280
Salix Pharmaceuticals, Ltd.*                           183,600        2,447,388
Schering-Plough Corporation                            179,700        3,978,558
Shire PLC                                               41,400        2,270,790
--------------------------------------------------------------------------------
                                                                      8,732,016
--------------------------------------------------------------------------------

ROAD & RAIL--.8%
Burlington Northern Santa Fe Corporation                39,400        3,054,682
--------------------------------------------------------------------------------

SEMICONDUCTOR CAPITAL EQUIPMENT--.5%
FormFactor Inc.*                                        45,400        1,733,372
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
Advanced Micro Devices, Inc.*                           97,900        2,082,333
Microsemi Corporation*                                 270,600        5,303,760
Tessera Technologies Inc.*                             194,735        6,798,199
Trident Microsystems, Inc.*                            149,400        3,158,316
--------------------------------------------------------------------------------
                                                                     17,342,608
--------------------------------------------------------------------------------

SPECIALTY RETAIL--6.3%
Abercrombie & Fitch Co. Cl. A                           28,000        2,146,200
Best Buy Co., Inc.                                      46,800        2,585,700
CarMax, Inc.*                                           41,900        1,856,170
Circuit City Stores, Inc.                              342,545        9,241,864
Crocs, Inc.*                                            27,000        1,069,740
Gamestop Corp. Cl. A*                                  118,400        6,045,504
--------------------------------------------------------------------------------
                                                                     22,945,178
--------------------------------------------------------------------------------

SOFTWARE--5.0%
Citrix Systems, Inc.*                                   47,200        1,393,816
Microsoft Corporation                                  187,050        5,370,206
Symantec Corporation*                                  240,900        4,779,456
Synchronoss Technologies Inc.*                         157,600        1,587,032
THQ Inc.*                                               30,800          926,156
VeriFone Holdings Inc.*                                147,650        4,312,857
--------------------------------------------------------------------------------
                                                                     18,369,523
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS--.9%
Polo Ralph Lauren Corporation Cl. A                     43,800        3,109,800
--------------------------------------------------------------------------------

TOBACCO--3.0%
Altria Group, Inc.                                     138,000       11,223,540
--------------------------------------------------------------------------------

TRANSPORTATION--3.1%
Textron Inc.                                           123,200       11,202,576
--------------------------------------------------------------------------------

UTILITIES--1.1%
Veolia Environnement                                    66,700        4,082,040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--6.5%
America Movil S.A. de C.V. Series L ADR#                50,700   $    2,173,509
American Tower Corporation Cl. A*                      362,297       13,049,938
NII Holdings Inc. Cl. B*                                88,230        5,737,597
Sprint Nextel Corporation                              162,800        3,042,732
--------------------------------------------------------------------------------
                                                                     24,003,776
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost $340,251,330)                                               366,802,888
--------------------------------------------------------------------------------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS--2.0%                            AMOUNT
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
  11/1/06
  (Cost $7,168,000)                               $  7,168,000        7,168,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
  (Cost $347,419,330)(a)                                 101.8%     373,970,888
Liabilities in Excess of Other Assets                     (1.8)      (6,523,447)
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%  $  367,447,441
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $348,514,701 AMOUNTED TO $25,456,187 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $33,711,531 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $8,255,344.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -49-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--93.7%                                    SHARES            VALUE
--------------------------------------------------------------------------------

BIOTECHNOLOGY--29.3%
Alexion Pharmaceuticals, Inc.*                          25,350   $      947,076
Amgen Inc.                                              85,700        6,505,487
Celgene Corporation*                                    41,050        2,193,712
Cephalon, Inc.*                                         89,000        6,246,020
Encysive Pharmaceuticals Inc.*                         539,790        2,574,798
Exelixis, Inc.*                                         82,850          803,645
Genentech, Inc.*                                        21,850        1,820,105
Gen-Probe Incorporated*                                 35,100        1,680,237
Hana Biosciences Inc.                                  161,700        1,353,429
Human Genome Sciences, Inc.*                           272,500        3,637,875
InterMune Inc.*                                        166,550        3,680,755
Keryx Biopharmaceuticals, Inc. *                       107,200        1,505,088
MedImmune, Inc.*                                        92,700        2,970,108
Myogen, Inc.*                                           66,950        3,501,485
Neurocrine Biosciences, Inc.*                          293,900        3,394,545
Nuvelo, Inc.*                                           71,350        1,315,694
Onyx Pharmaceuticals, Inc.*                            205,450        3,858,351
Regeneron Pharmaceuticals, Inc.*                       248,150        4,975,408
Telik, Inc.*                                            68,800        1,303,760
--------------------------------------------------------------------------------
                                                                     54,267,578
--------------------------------------------------------------------------------

CHEMICALS--1.0%
Monsanto Company                                        41,250        1,824,075
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--3.2%
United Therapeutics Corporation*                        98,450        5,892,233
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING--.7%
CVS Corporation                                         43,200        1,355,616
--------------------------------------------------------------------------------

HEALTH & PERSONAL CARE--1.4%
Brookdale Senior Living Inc.                            52,950        2,547,954
--------------------------------------------------------------------------------

HEALTH CARE--1.0%
Gentiva Health Services Inc.*                          104,400        1,936,620
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--7.7%
ArthroCare Corporation*                                 42,950        1,735,609
Baxter International Inc.                               56,650        2,604,200
Beckman Coulter, Inc.                                   22,500        1,295,325
Biomet, Inc.                                            37,650        1,424,676
Hologic, Inc.*                                          43,920        2,114,748
Illumina, Inc.*                                         76,350        3,356,346
Ventana Medical Systems, Inc.*                          41,900        1,692,341
--------------------------------------------------------------------------------
                                                                     14,223,245
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--17.3%
Caremark Rx, Inc.*                                      53,800        2,648,574
Centene Corporation*                                    40,750          961,292
CIGNA Corporation                                        7,850          918,293
Health Management Associates, Inc. Cl. A                79,250        1,561,225

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--(CONT.)
Health Net Inc.*                                        59,050   $    2,451,166
HealthExtras, Inc.*                                     61,150        1,408,284
Humana Inc.*                                            28,250        1,695,000
Manor Care, Inc.                                        25,900        1,242,941
McKesson Corporation                                    36,600        1,833,294
Medco Health Solutions, Inc.*                           72,050        3,854,675
Parexel International Corporation*                      44,150        1,306,840
Psychiatric Solutions, Inc.*                            43,950        1,459,140
Quest Diagnostics Incorporated                          40,200        1,999,548
Sierra Health Services, Inc.*                           53,400        1,828,416
United Surgical Partners International, Inc.*           95,350        2,366,587
UnitedHealth Group Incorporated                         38,045        1,855,835
WellCare Health Plans Inc.*                             44,000        2,585,000
--------------------------------------------------------------------------------
                                                                     31,976,110
--------------------------------------------------------------------------------

INSURANCE--.3%
eHealth, Inc.*                                          27,300          603,876
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--1.0%
Allscripts Healthcare Solutions, Inc.*                  76,750        1,810,532
--------------------------------------------------------------------------------

MEDICAL DEVICES--1.3%
Advanced Medical Optics Inc.*                           60,400        2,467,340
--------------------------------------------------------------------------------

MEDICAL TECHNOLOGY--2.1%
Acorda Therapeutics Inc.*                              118,850        2,114,341
Conor Medsystems, Inc.*                                 43,100        1,058,536
WebMD Health Corp.*                                     19,550          712,793
--------------------------------------------------------------------------------
                                                                      3,885,670
--------------------------------------------------------------------------------

PHARMACEUTICAL PREPARATIONS--1.5%
Adams Respiratory Therapeutics, Inc.*                   64,050        2,760,555
--------------------------------------------------------------------------------

PHARMACEUTICALS--24.3%
Abbott Laboratories                                     38,800        1,843,388
Allergan, Inc.                                          18,150        2,096,325
Andrx Corp.*                                            55,400        1,362,286
Auxilium Pharmaceuticals Inc.*                         112,700        1,420,020
Eli Lilly and Company                                   40,550        2,271,206
GlaxoSmithKline PLC Sponsored ADR#                      22,750        1,211,437
Johnson & Johnson                                       40,750        2,746,550
Merck & Co. Inc.                                       121,400        5,513,988
Novartis AG ADR#                                        41,000        2,489,930
Pfizer Inc.                                            135,650        3,615,073
POZEN Inc.*                                            294,050        4,890,052
Salix Pharmaceuticals, Ltd.*                            67,550          900,442
Schering-Plough Corporation                            258,600        5,725,404
Shire PLC                                               49,350        2,706,848
Teva Pharmaceutical Industries Ltd. ADR#                39,650        1,307,261
Wyeth                                                   96,600        4,929,498
--------------------------------------------------------------------------------
                                                                     45,029,708
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

SOFTWARE--1.1%
Cerner Corporation*                                     40,050   $    1,934,815
--------------------------------------------------------------------------------

SPECIALTY RETAIL--.5%
PETsMART, Inc.                                          31,900          918,082
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost $154,258,299)                                               173,434,009
--------------------------------------------------------------------------------

PURCHASED OPTIONS--.2%                               CONTRACTS
--------------------------------------------------------------------------------

PUT OPTIONS
Vertex Pharmaceuticals/November/45
  (Cost $441,384)                                          788          386,120
--------------------------------------------------------------------------------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS--4.4%                            AMOUNT
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
  11/1/06
  (Cost $8,220,000)                               $  8,220,000        8,220,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
  (Cost $162,919,683)(a)                                  98.3%     182,040,129
Other Assets in Excess of Liabilities                      1.7        3,066,921
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%  $  185,107,050
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $164,094,541 AMOUNTED TO $17,945,588 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $20,891,057 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $2,945,469.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -52-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--95.1%                                    SHARES            VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.1%
BE Aerospace, Inc.*                                     24,700   $      624,416
SI International Inc.*                                  15,250          505,690
--------------------------------------------------------------------------------
                                                                      1,130,106
--------------------------------------------------------------------------------

AIRLINES--.7%
AirTran Holdings, Inc.*                                 34,750          346,457
--------------------------------------------------------------------------------

APPAREL--1.2%
Gymboree Corp.*                                         13,500          627,210
--------------------------------------------------------------------------------

AUTO COMPONENTS--1.0%
LKQ Corporation*                                        21,600          499,824
--------------------------------------------------------------------------------

AUTO EQUIPMENT & SERVICE--1.0%
Tenneco Inc. Inc.*                                      23,700          537,990
--------------------------------------------------------------------------------

BIOTECHNOLOGY--7.0%
Cephalon, Inc.*                                          9,100          638,638
Cubist Pharmaceuticals, Inc.*                            9,900          220,473
Gen-Probe Incorporated*                                 10,500          502,635
Human Genome Sciences, Inc.*                            40,800          544,680
Myogen, Inc.*                                           15,250          797,575
Regeneron Pharmaceuticals, Inc.*                        30,250          606,513
Theravance, Inc.*                                       12,400          390,104
--------------------------------------------------------------------------------
                                                                      3,700,618
--------------------------------------------------------------------------------

CAPITAL MARKETS--2.4%
Affiliated Managers Group, Inc.*                         6,562          657,119
Greenhill & Co., Inc.                                    8,700          591,078
--------------------------------------------------------------------------------
                                                                      1,248,197
--------------------------------------------------------------------------------

CHEMICALS--.9%
Zoltek Companies, Inc.*                                 18,000          451,260
--------------------------------------------------------------------------------

COMMERCIAL BANKS--.9%
Signature Bank*                                         15,900          482,247
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--2.9%
American Reprographics Co.*                             17,250          612,375
CoStar Group Inc.*                                       7,650          362,227
FTI Consulting, Inc.*                                   18,950          538,369
--------------------------------------------------------------------------------
                                                                      1,512,971
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--1.2%
Polycom, Inc.*                                          23,450          642,530
--------------------------------------------------------------------------------

COMMUNICATION TECHNOLOGY--.7%
Dobson Communications Corp.                             49,700          385,672
--------------------------------------------------------------------------------

COMPUTER SERVICES--1.7%
IHS Inc. Cl. A*                                         11,650          402,740
Open Solutions Inc.*                                    12,900          482,073
--------------------------------------------------------------------------------
                                                                        884,813
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

COMPUTER TECHNOLOGY--1.2%
Atheros Communications*                                 29,000   $      630,170
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--2.1%
URS Corporation*                                        14,300          577,863
Williams Scotsman International Inc.*                   23,550          554,132
--------------------------------------------------------------------------------
                                                                      1,131,995
--------------------------------------------------------------------------------

DRUGS & PHARMACEUTICALS--1.1%
United Therapeutics Corporation*                         9,900          592,515
--------------------------------------------------------------------------------

ELECTRIC AND ELECTRONIC EQUIPMENT--1.0%
Roper Industries, Inc.                                  10,950          523,958
--------------------------------------------------------------------------------

ELECTRIC SERVICES--.5%
ITC Holdings Corp.*                                      7,300          259,296
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT--1.1%
AMETEK, Inc.                                            11,900          555,492
--------------------------------------------------------------------------------

ENERGY--1.6%
Arch Coal, Inc.                                         11,750          406,902
SunPower Corporation Cl. A*                             12,650          425,673
--------------------------------------------------------------------------------
                                                                        832,575
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--2.0%
Cameron International Corp.*                            10,550          528,555
Grant Prideco, Inc.*                                    13,350          504,229
--------------------------------------------------------------------------------
                                                                      1,032,784
--------------------------------------------------------------------------------

FINANCE--1.5%
Intercontinental Exchange Inc.*                          4,650          392,553
WNS Holdings Limited*                                   13,300          395,675
--------------------------------------------------------------------------------
                                                                        788,228
--------------------------------------------------------------------------------

FINANCIAL INFORMATION SERVICES--1.0%
GFI Group Inc.*                                          9,600          553,632
--------------------------------------------------------------------------------

FOOD & BEVERAGES--1.1%
Hain Celestial Group Inc. (The)*                        19,700          556,131
--------------------------------------------------------------------------------

HEALTH & PERSONAL CARE--1.0%
Brookdale Senior Living Inc.                            11,250          541,350
--------------------------------------------------------------------------------

HEALTH CARE--1.2%
Gentiva Health Services Inc.*                           34,600          641,830
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
Haemonetics Corporation*                                 2,600          118,560
Hologic, Inc.*                                          11,250          541,687
Illumina, Inc.*                                         12,200          536,312
Intuitive Surgical, Inc.*                                3,650          362,007
Ventana Medical Systems, Inc.*                          14,300          577,577
--------------------------------------------------------------------------------
                                                                      2,136,143
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--4.6%
Parexel International Corporation*                      19,950   $      590,520
Psychiatric Solutions, Inc.*                            16,450          546,140
Sierra Health Services, Inc.*                           13,700          469,088
VCA Antech, Inc.*                                        9,850          318,845
WellCare Health Plans Inc.*                              8,350          490,563
--------------------------------------------------------------------------------
                                                                      2,415,156
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--3.9%
Cheesecake Factory Incorporated (The)*                  15,850          447,762
Orient-Express Hotels Ltd. Cl. A                        13,000          512,850
Scientific Games Corporation*                           19,850          556,396
Station Casinos, Inc.                                    9,000          542,700
--------------------------------------------------------------------------------
                                                                      2,059,708
--------------------------------------------------------------------------------

INSURANCE--3.5%
Covanta Holding Corporation*                            23,450          476,738
Darwin Professional Underwriters, Inc.*                 24,000          540,000
First Mercury Financial Corporation*                    14,650          303,255
Ohio Casualty Corporation                               18,350          503,340
--------------------------------------------------------------------------------
                                                                      1,823,333
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--1.3%
Priceline.com Incorporated*                             16,600          668,814
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--4.5%
Acme Packet, Inc.*                                      16,950          291,540
Allscripts Healthcare Solutions, Inc.*                  24,150          569,698
DealerTrack Holdings Inc.*                              23,589          601,284
Omniture Inc.*                                          40,650          369,102
WebEx Communications, Inc.*                             13,550          520,998
--------------------------------------------------------------------------------
                                                                      2,352,622
--------------------------------------------------------------------------------

IT SERVICES--1.7%
SRA International, Inc.*                                12,400          397,420
Wright Express Corp.*                                   17,950          491,292
--------------------------------------------------------------------------------
                                                                        888,712
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS--1.1%
LIFE TIME FITNESS, Inc.*                                11,250          579,712
--------------------------------------------------------------------------------

MACHINERY--3.7%
Bucyrus International, Inc. Cl. A                       11,650          488,135
ESCO Technologies Inc.*                                  8,800          382,096
Gardner Denver Inc.*                                    12,550          426,574
Manitowoc Company, Inc.                                 11,650          639,352
--------------------------------------------------------------------------------
                                                                      1,936,157
--------------------------------------------------------------------------------

MEDIA--2.0%
Focus Media Holding Limited ADR*#                       10,250          542,122
NeuStar, Inc. Cl. A*                                    17,450          509,889
--------------------------------------------------------------------------------
                                                                      1,052,011
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

METALS--1.0%
SXR Uranium One, Inc.*                                  47,000   $      524,990
--------------------------------------------------------------------------------

METALS & MINING--1.0%
Breakwater Resources, Ltd.*                            374,650          524,510
--------------------------------------------------------------------------------

OIL & GAS--2.3%
Carrizo Oil & Gas, Inc.*                                12,850          366,996
Range Resources Corporation                             15,050          408,608
Warren Resources Inc.*                                  38,950          459,221
--------------------------------------------------------------------------------
                                                                      1,234,825
--------------------------------------------------------------------------------

OIL AND GAS EXPLORATION SERVICES--1.0%
Petrobank Energy and Resources Ltd.*                    31,350          488,119
--------------------------------------------------------------------------------

PHARMACEUTICAL PREPARATIONS--1.1%
Adams Respiratory Therapeutics, Inc.*                   13,300          573,230
--------------------------------------------------------------------------------

REAL ESTATE--1.1%
Jones Lang LaSalle Incorporated                          6,500          598,000
--------------------------------------------------------------------------------

RESTAURANTS--1.3%
McCormick & Schmick's Seafood Restaurants, Inc.*        25,950          682,225
--------------------------------------------------------------------------------

RETAIL--1.2%
Phillips-Van Heusen Corporation                         14,200          649,792
--------------------------------------------------------------------------------

ROAD & RAIL--1.0%
Landstar Systems, Inc.                                  11,400          529,416
--------------------------------------------------------------------------------

SEMICONDUCTOR CAPITAL EQUIPMENT--.8%
FormFactor Inc.*                                         4,800          183,264
SiRF Technology Holdings, Inc.*                          9,200          258,704
--------------------------------------------------------------------------------
                                                                        441,968
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.3%
ATMI, Inc.*                                             16,300          516,547
Cypress Semiconductor Corporation*                      20,900          350,911
Microsemi Corporation*                                  18,800          368,480
--------------------------------------------------------------------------------
                                                                      1,235,938
--------------------------------------------------------------------------------

SOFTWARE--4.9%
BEA Systems, Inc.*                                      35,800          582,466
Quest Software, Inc.*                                   21,050          310,066
Synchronoss Technologies Inc.*                          55,050          554,354
Tibco Software Inc.*                                    60,650          561,013
VeriFone Holdings Inc.*                                 19,150          559,372
--------------------------------------------------------------------------------
                                                                      2,567,271
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER SMALLCAP AND MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

SPECIALTY RETAIL--3.5%
Aeropostale, Inc.*                                      12,500   $      366,375
Gamestop Corp. Cl. A*                                   12,600          643,356
Tiffany & Co.                                           11,700          417,924
Urban Outfitters, Inc.*                                 22,650          396,375
--------------------------------------------------------------------------------
                                                                      1,824,030
--------------------------------------------------------------------------------

TEXTILES & APPAREL--1.0%
Iconix Brand Group, Inc.*                               29,450          548,948
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.1%
SBA Communications Corporation Cl. A*                   22,650          604,982
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost $42,528,512)                                                 50,030,463
--------------------------------------------------------------------------------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS--4.4%                            AMOUNT
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
  11/1/06
  (Cost $2,335,000)                               $  2,335,000        2,335,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
  (Cost $44,863,512)(a)                                   99.5%      52,365,463
Other Assets in Excess of Liabilities                      0.5          244,645
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%   $  52,610,108
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $44,863,512 AMOUNTED TO $7,501,951 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $8,346,230 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $844,279.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -57-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--96.5%                                    SHARES            VALUE
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--4.5%
Net 1 UEPS Technologies, Inc.*                           2,685   $       66,131
Traffic.com, Inc.*                                      11,460           61,655
--------------------------------------------------------------------------------
                                                                        127,786
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT--9.2%
Cisco Systems, Inc.*                                     4,275          103,156
Corning Incorporated*                                    2,465           50,360
Motorola, Inc.                                           2,045           47,158
Research In Motion Limited*                                505           59,327
--------------------------------------------------------------------------------
                                                                        260,001
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--7.8%
Apple Computer, Inc.*                                    1,285          104,188
EMC Corporation*                                         4,765           58,371
Network Appliance, Inc.*                                 1,550           56,575
--------------------------------------------------------------------------------
                                                                        219,134
--------------------------------------------------------------------------------

COMPUTER SERVICES--1.2%
Embarcadero Technologies, Inc.*                          3,865           32,079
--------------------------------------------------------------------------------

COMPUTER SOFTWARE--1.1%
Parametric Technology Corporation*                       1,545           30,189
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY SERVICES--3.7%
Cognizant Technology Solutions Corporation Cl. A*          510           38,393
Kanbay International Inc.*                               2,335           66,314
--------------------------------------------------------------------------------
                                                                        104,707
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL--5.7%
eBay Inc.*                                               5,015          161,132
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES--17.7%
Allscripts Healthcare Solutions, Inc.*                   2,710           63,929
DealerTrack Holdings Inc.*                               3,520           89,725
Google Inc. Cl. A*                                         225          107,188
Omniture Inc.*                                           7,440           67,555
WebEx Communications, Inc.*                              1,385           53,253
WebSideStory, Inc.*                                      2,165           28,253
Yahoo! Inc.*                                             3,420           90,083
--------------------------------------------------------------------------------
                                                                        499,986
--------------------------------------------------------------------------------

LEISURE & ENTERTAINMENT--2.6%
CKX, Inc.*                                               5,345           73,226
--------------------------------------------------------------------------------

MEDIA--11.1%
Cablevision Systems New York Group Cl. A*                2,610           72,532
Clear Channel Communications, Inc.*                      1,280           44,608
DreamWorks Animation SKG, Inc. Cl. A*                      310            8,199
Focus Media Holding Limited ADR*#                        1,255           66,377
Sirius Satellite Radio Inc.*                            15,125           57,929
XM Satellite Radio Holdings Inc. Cl. A*                  5,430           63,314
--------------------------------------------------------------------------------
                                                                        312,959
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

COMMON STOCKS--(CONT.)                                  SHARES            VALUE
--------------------------------------------------------------------------------

SEMICONDUCTOR CAPITAL EQUIPMENT--3.0%
SiRF Technology Holdings, Inc.*                          3,040   $       85,485
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.6%
Marvell Technology Group Ltd.*                           3,450           63,066
Microsemi Corporation*                                   2,920           57,232
Tessera Technologies Inc.*                               1,905           66,504
--------------------------------------------------------------------------------
                                                                        186,802
--------------------------------------------------------------------------------

SOFTWARE--22.3%
Adobe Systems Incorporated                               1,525           58,331
BEA Systems, Inc.*                                       3,990           64,917
Electronic Arts Inc.*                                      755           39,932
Microsoft Corporation                                    4,070          116,850
Oracle Corporation*                                      5,155           95,213
Quest Software, Inc.*                                    2,090           30,786
Symantec Corporation*                                    4,180           82,931
Synchronoss Technologies Inc.*                           4,880           49,142
Tibco Software Inc.*                                     3,250           30,062
VeriFone Holdings Inc.*                                  2,065           60,319
--------------------------------------------------------------------------------
                                                                        628,483
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (Cost $2,472,880)                                                  2,721,969
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $2,472,880)(a)                                   96.5%       2,721,969
Other Assets in Excess of Liabilities                      3.5           99,350
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%  $    2,821,319
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $2,548,716 AMOUNTED TO $173,253 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $346,747 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $173,494.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -59-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CORE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
CORPORATE BONDS--47.6%                                  AMOUNT            VALUE
--------------------------------------------------------------------------------

AUTOMOTIVE--4.7%
Capital Auto Receivables Asset Trust, 5.32%,
   3/20/10 (a)                                     $   100,000   $      100,347
General Motors Acceptance, 6.875%, 9/15/11              70,000           70,553
--------------------------------------------------------------------------------
                                                                        170,900
--------------------------------------------------------------------------------

CABLE--1.3%
Cox Communications, Inc., 4.625%, 6/1/13                50,000           46,738
--------------------------------------------------------------------------------

CAPITAL MARKETS--3.3%
Allied Capital Corp., 6.625%, 7/15/11                   58,000           59,269
J.P. Morgan Chase & Co., 5.60%, 6/1/11                  60,000           61,132
--------------------------------------------------------------------------------
                                                                        120,401
--------------------------------------------------------------------------------

COMMERCIAL BANKS--2.1%
Banc of America Commercial Mortgage Inc.,
   5.634%, 7/10/46                                      75,000           76,858
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS--1.4%
Xerox Corp., 6.75%, 2/1/17                              50,000           51,125
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
Citizens Communications, 9.25%, 5/15/11                 65,000           72,394
--------------------------------------------------------------------------------

ELECTRIC UTILITIES--3.2%
Appalachian Power Co., 5.55%, 4/1/11                    65,000           65,418
General Electric Capital Corp., 5.50%, 4/28/11          50,000           50,827
--------------------------------------------------------------------------------
                                                                        116,245
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS--2.5%
Avnet Inc., 6.625%, 9/15/16                             90,000           92,548
--------------------------------------------------------------------------------

FINANCE--5.5%
Merrill Lynch Mortgage Trust, 4.855%, 10/12/41         100,000           97,235
Merrill Lynch Mortgage Trust, 5.84%, 5/12/39            75,000           77,446
Residential Capital, 6.50%, 4/17/13                     25,000           25,474
--------------------------------------------------------------------------------
                                                                        200,155
--------------------------------------------------------------------------------

FINANCIAL SERVICES--12.6%
Citibank Credit Card Issuance Trust, 5.70%,
   5/15/13                                             100,000          100,932
Western Union Co., 5.93%, 10/1/16 (a)                   50,000           50,839
Credit Suisse Mortgage Capital, 5.467%, 9/15/39        100,000          101,038
JP Morgan Chase Commercial Mortgage SEC CO,
   6.066%, 4/15/45                                     100,000          104,853
JP Morgan Chase Commercial Mortgage, 5.399%,
   5/15/45                                             100,000          100,635
--------------------------------------------------------------------------------
                                                                        458,297
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CORE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
CORPORATE BONDS--(CONT.)                                AMOUNT            VALUE
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES--1.6%
Aetna Inc., 6.00%, 6/15/16                         $    58,000   $       60,090
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--.4%
MGM MIRAGE, 6.75%, 4/01/13                              15,000           14,625
--------------------------------------------------------------------------------

OIL AND GAS EXTRACTION--1.2%
Enterprise Products Partners, 8.375%, 8/1/66            40,000           43,061
--------------------------------------------------------------------------------

REAL ESTATE--1.7%
ProLogis, 5.75%, 4/1/16                                 60,000           60,317
--------------------------------------------------------------------------------

SPECIALTY RETAIL--1.7%
AutoZone, Inc., 6.95%, 6/15/16                          60,000           63,151
--------------------------------------------------------------------------------

TRANSPORTATION--.8%
Ryder System Inc., 5.85%, 11/01/16                      30,000           30,259
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.6%
Vodafone Group PLC, 5.50%, 6/15/11                      60,000           60,475
--------------------------------------------------------------------------------

TOTAL CORPORATE BONDS
   (Cost $1,701,393)                                                  1,737,639
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--34.7%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation,
   5.25%, 3/16/09                                      175,000          174,971
   5.50%, 10/15/16                                      55,866           56,223
Federal Home Loan Bank,
   5.10%, 3/6/08                                       100,000          100,154
Freddie Mac Reference Remic,
   5.75%, 12/15/18                                      80,000           80,466
Federal National Mortgage Association,
   5.17%, 2/23/09                                       75,000           74,911
   4.50%, 2/15/11                                       50,000           49,374
U.S. Treasury Notes,
   4.375%, 1/31/08                                     175,000          174,050
   4.75%, 11/15/08                                      80,000           80,113
   4.50%, 2/15/09                                      200,000          199,383
   4.50%, 2/28/11                                       50,000           49,871
   4.625%, 8/31/11                                      80,000           80,181
   4.875%, 2/15/12                                      50,000           50,764
   4.25%, 11/15/13                                     100,000           98,043
--------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
   (Cost $1,265,830)                                                  1,268,504
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER CORE FIXED-INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED) OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
SHORT-TERM INVESTMENTS--18.6%                           AMOUNT            VALUE
--------------------------------------------------------------------------------

U.S. AGENCY OBLIGATIONS
Federal National Mortgage Association, 4.95%,
   11/1/06
   (Cost $681,000)                                 $   681,000   $      681,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $3,648,223)(b)                                  100.9%       3,687,143
Liabilities in Excess of Other Assets                     (0.9)         (32,600)
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%  $    3,654,543
--------------------------------------------------------------------------------

*     NON-INCOME PRODUCING SECURITIES.

#     AMERICAN DEPOSITARY RECEIPTS.

(a) PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144A, THESE SECURITIES MAY BE SOLD PRIOR TO THEIR MATURITY ONLY TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES ARE DEEMED TO BE LIQUID AND REPRESENT 4.1% OF THE NET ASSETS OF THE FUND.

(b) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES OF $3,648,477 AMOUNTED TO $38,666 WHICH CONSISTED OF AGGREGATE GROSS UNREALIZED APPRECIATION OF $39,578 AND AGGREGATE GROSS UNREALIZED DEPRECIATION OF $912.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -62-

--------------------------------------------------------------------------------
THE ALGER FUNDS | ALGER MONEY MARKET FUND
SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL
U.S. AGENCY OBLIGATIONS--99.1%                          AMOUNT            VALUE
--------------------------------------------------------------------------------

Federal Home Loan Banks,
   5.07%, 11/8/06                                  $ 4,500,000   $    4,495,564
   5.12%, 11/30/06                                   8,400,000        8,365,355
   5.15%, 12/1/06                                    8,400,000        8,363,950
Federal National Mortgage Association,
   4.95%, 11/1/06                                   15,210,000       15,210,000
   3.55%, 1/12/07                                   10,000,000        9,964,000
   5.12%, 1/19/07                                    8,300,000        8,206,745
--------------------------------------------------------------------------------

TOTAL U.S. AGENCY OBLIGATIONS
   (Cost $54,605,614)                                                54,605,614
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--.4%
--------------------------------------------------------------------------------
Securities Held Under Repurchase Agreements,
   4.75%, 11/1/06, with State Street Bank and
   Trust Company dtd 10/31/06, repurchase price
   $201,027, collaterized by Federal Home Loan
   Bank (par value $205,000, 6.178%, due 8/1/36),
   (Cost $201,000)                                     201,000          201,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments
   (Cost $54,806,614)(a)                                  99.5%      54,806,614
Other Assets in Excess of Liabilities                      0.5          261,257
--------------------------------------------------------------------------------

NET ASSETS                                               100.0%  $   55,067,871
--------------------------------------------------------------------------------

(a) AT OCTOBER 31, 2006, THE NET UNREALIZED APPRECIATION ON INVESTMENTS, BASED ON COST FOR FEDERAL INCOME TAX PURPOSES WAS THE SAME AS THE COST FOR FINANCIAL REPORTING PURPOSES.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -63-

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 2006
(in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                                 LARGECAP    SMALLCAP
                                                                   GROWTH      GROWTH
                                                                     FUND        FUND
--------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value (identified cost*)--
   see accompanying schedules of investments                    $ 416,134   $ 295,614
Cash                                                                3,085           2
Receivable for investment securities sold                          29,074       6,437
Receivable for shares of beneficial interest sold                     258       1,591
Dividends and interest receivable                                     150          11
Receivable from Investment Manager--Note 3 (a)                         --          --
Prepaid expenses                                                      270          76
--------------------------------------------------------------------------------------
   Total Assets                                                   448,971     303,731
======================================================================================
LIABILITES:
Payable for investment securities purchased                        25,051       6,349
Written options outstanding                                           224          --
Bank loan payable                                                   1,980          --
Payable for shares of beneficial interest redeemed                  2,326         397
Bank overdraft                                                         --          --
Accrued investment management fees                                    276         211
Accrued transfer agent fees                                           109          69
Accrued distribution fees                                             173          48
Accrued shareholder servicing fees                                     92          62
Accrued expenses                                                      106          68
--------------------------------------------------------------------------------------
   Total Liabilites                                                30,337       7,204
--------------------------------------------------------------------------------------
NET ASSETS                                                      $ 418,634   $ 296,527
======================================================================================

NET ASSETS CONSIST OF:
   Paid in capital                                              $ 592,500   $ 336,115
   Undistributed net investment income (accumulated loss)              --          --
   Undistributed net realized gain (accumulated loss)            (199,097)    (90,790)
   Net unrealized appreciation (depreciation) of investments       25,231      51,202
--------------------------------------------------------------------------------------
NET ASSETS                                                      $ 418,634   $ 296,527
--------------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING--NOTE 6
   CLASS A                                                         14,119      35,003
--------------------------------------------------------------------------------------
   CLASS B                                                         21,649      10,033
--------------------------------------------------------------------------------------
   CLASS C                                                          3,931       3,041
======================================================================================
   CLASS A -- NET ASSET VALUE PER SHARE                         $   11.13   $    6.31
--------------------------------------------------------------------------------------
   CLASS A -- OFFERING PRICE PER SHARE                          $   11.75   $    6.66
--------------------------------------------------------------------------------------
   CLASS B -- NET ASSET VALUE AND OFFERING PRICE PER SHARE      $   10.22   $    5.77
--------------------------------------------------------------------------------------
   CLASS C -- NET ASSET VALUE AND OFFERING PRICE PER SHARE      $   10.21   $    5.78
--------------------------------------------------------------------------------------

   *Identified Cost                                             $ 391,052   $ 244,412
======================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                          -64-

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           MIDCAP       CAPITAL     HEALTH     SMALLCAP
                                                              BALANCED     GROWTH  APPRECIATION   SCIENCES   AND MIDCAP  TECHNOLOGY
                                                                  FUND       FUND          FUND       FUND  GROWTH FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value (identified cost*)--
   see accompanying schedules of investments                 $ 133,394  $ 603,529  $    373,971  $ 182,040  $    52,365  $    2,722
Cash                                                                --        642            --          1            2          88
Receivable for investment securities sold                        4,839     40,959        10,366      5,666          643          53
Receivable for shares of beneficial interest sold                   32        713           433      1,278          283          --
Dividends and interest receivable                                  477         66            45          6            1           1
Receivable from Investment Manager--Note 3 (a)                      --         --            --         --            2          13
Prepaid expenses                                                    21        150            98         40           20          17
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                138,763    646,059       384,913    189,031       53,316       2,894
====================================================================================================================================
LIABILITES:
Payable for investment securities purchased                      5,250     41,542        15,845      3,450          526          56
Written options outstanding                                         --        664            --         --           --          --
Bank loan payable                                                   --         --            --         --           --          --
Payable for shares of beneficial interest redeemed                 472      2,537           733        155           86          --
Bank overdraft                                                      10         --           169         --           --          --
Accrued investment management fees                                  88        422           271        134           38           2
Accrued transfer agent fees                                         40        128           138         38           16           8
Accrued distribution fees                                           60        186           140         44           12          --
Accrued shareholder servicing fees                                  29        132            80         39           11           1
Accrued expenses                                                    63        165            90         64           17           6
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilites                                              6,012     45,776        17,466      3,924          706          73
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 132,751   $600,283  $    367,447  $ 185,107  $    52,610  $    2,821
====================================================================================================================================

NET ASSETS CONSIST OF:
   Paid in capital                                           $ 151,393  $ 514,489  $    798,801  $ 158,361  $    42,373  $    2,872
   Undistributed net investment income (accumulated loss)          868         --            --         --           --          --
   Undistributed net realized gain (accumulated loss)          (25,149)    47,598      (457,906)     7,626        2,735        (300)
   Net unrealized appreciation (depreciation) of
     investments                                                 5,639     38,196        26,552     19,120        7,502         249
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 132,751  $ 600,283  $    367,447  $ 185,107  $    52,610  $    2,821
------------------------------------------------------------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING--NOTE 6
   CLASS A                                                       2,044     35,717        13,833      6,393        2,401         259
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B                                                       3,251     26,256        17,621      1,309          539          10
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C                                                       1,077      8,560         3,427      2,617          888          11
====================================================================================================================================
   CLASS A -- NET ASSET VALUE PER SHARE                      $   21.15  $    8.93  $      11.05  $   18.17  $     13.92  $    10.07
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A -- OFFERING PRICE PER SHARE                       $   22.32  $    9.42  $      11.66  $   19.18  $     14.69  $    10.63
------------------------------------------------------------------------------------------------------------------------------------
   CLASS B -- NET ASSET VALUE AND OFFERING PRICE PER SHARE   $   20.66  $    8.09  $      10.20  $   17.56  $     13.44  $    10.02
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C -- NET ASSET VALUE AND OFFERING PRICE PER SHARE   $   20.75  $    8.07  $      10.19  $   17.56  $     13.45  $    10.02
------------------------------------------------------------------------------------------------------------------------------------

   *Identified Cost                                          $ 127,755  $ 566,457  $    347,419  $ 162,920  $    44,863  $    2,473
====================================================================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 2006
(in thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                                CORE      MONEY
                                                        FIXED-INCOME     MARKET
                                                                FUND       FUND
--------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value
   (identified cost*)--see accompanying schedules
   of investments                                       $      3,687   $ 54,807
Receivable for investment securities sold                         84         --
Receivable for shares of beneficial interest sold                  4        259
Dividends and interest receivable                                 36        108
Receivable from Investment Manager--Note 3 (a)                    13         --
Prepaid expenses                                                  18         20
--------------------------------------------------------------------------------
   Total Assets                                                3,842     55,194
================================================================================
LIABILITES:
Payable for investment securities purchased                      166         --
Payable for shares of beneficial interest redeemed                --         28
Bank overdraft                                                     3          1
Accrued investment management fees                                 1         23
Accrued transfer agent fees                                        8         28
Accrued shareholder servicing fees                                 1         --
Dividend payable                                                  --          5
Accrued expenses                                                   8         41
--------------------------------------------------------------------------------
   Total Liabilites                                              187        126
--------------------------------------------------------------------------------
NET ASSETS                                              $      3,655   $ 55,068
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid in capital                                      $      3,649   $ 55,286
   Undistributed net investment income                             1         --
   Undistributed net realized gain (accumulated loss)            (34)      (218)
   Net unrealized appreciation (depreciation) of
      investments                                                 39         --
--------------------------------------------------------------------------------
NET ASSETS                                              $      3,655   $ 55,068
================================================================================

SHARES OF BENEFICIAL INTEREST OUTSTANDING--NOTE 6
   CLASS A                                                       293         --
--------------------------------------------------------------------------------
   CLASS B                                                        32     55,165
--------------------------------------------------------------------------------
   CLASS C                                                        43         --
================================================================================
   CLASS A -- NET ASSET VALUE PER SHARE                 $       9.96         --
--------------------------------------------------------------------------------
   CLASS A -- OFFERING PRICE PER SHARE                  $      10.46         --
--------------------------------------------------------------------------------
   CLASS B -- NET ASSET VALUE AND OFFERING PRICE
      PER SHARE                                         $       9.95   $   1.00
--------------------------------------------------------------------------------
   CLASS C -- NET ASSET VALUE AND OFFERING PRICE
      PER SHARE                                         $       9.96         --
--------------------------------------------------------------------------------

   *Identified Cost                                     $      3,648   $ 54,807
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                          -66-

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF OPERATIONS (in thousands)
FOR THE YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                            LARGECAP   SMALLCAP
                                                              GROWTH     GROWTH
                                                                FUND       FUND
--------------------------------------------------------------------------------
INCOME:
   Dividends (net of foreign withholding taxes*)            $  4,495   $    530
   Interest                                                      336        595
--------------------------------------------------------------------------------
   Total Income                                                4,831      1,125
================================================================================

EXPENSES:
   Management fees--Note 3(a)                                  3,415      2,042
   Distribution fees--Note 3(b)
      Class B                                                  1,834        453
      Class C                                                    311         80
   Shareholder servicing fees--Note 3(f)                       1,138        601
   Interest on line of credit utilized--Note 5                    14         --
   Custodian fees                                                 67         33
   Transfer agent fees and expenses--Note 3(e)                   574        443
   Professional fees                                              81         51
   Registration fees                                              42         41
   Miscellaneous                                                 185         97
--------------------------------------------------------------------------------
   Total Expenses                                              7,661      3,841
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                           (2,830)    (2,716)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
   AND CURRENCY TRANSACTIONS:
Net realized gain on investments                              31,062     18,474
Net realized gain on foreign currency transactions                 4         --
Net realized gain on options written                             484         --
Net change in unrealized appreciation (depreciation)
   on investments, options and foreign currency
   translations                                               (4,513)    27,188
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments, options
   and foreign currency                                       27,037     45,662
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 24,207   $ 42,946
================================================================================
*  Foreign withholding taxes                                $      6   $     --
================================================================================

** Commenced operations March 1, 2006

SEE NOTES TO FINANCIAL STATEMENTS.                                          -67-

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF OPERATIONS (in thousands)
FOR THE PERIOD ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                         MIDCAP
                                                            BALANCED     GROWTH
                                                                FUND       FUND
--------------------------------------------------------------------------------

INCOME:
   Dividends (net of foreign withholding taxes*)            $    973   $  2,619
   Interest                                                    2,734        404
--------------------------------------------------------------------------------
   Total Income                                                3,707      3,023
================================================================================

EXPENSES:
   Management fees--Note 3 (a)                                 1,126      5,238
   Distribution fees--Note 3 (b)
     Class B                                                     590      1,844
     Class C                                                     183        571
   Shareholder servicing fees--Note 3 (f)                        375      1,637
   Interest on line of credit utilized--Note 5                     4         54
   Custodian fees                                                 51         92
   Transfer agent fees and expenses--Note 3 (e)                  291        621
   Professional fees                                              24        121
   Registration fees                                              36         48
   Miscellaneous                                                  70        232
--------------------------------------------------------------------------------
                                                               2,750     10,458
Less, expense reimbursements--Note 3 (a)                          --         --
--------------------------------------------------------------------------------
   Total Expenses                                              2,750     10,458
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     957     (7,435)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   OPTIONS AND CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments                        7,120     61,109
Net realized gain on foreign currency transactions                 1        (19)
Net realized gain on options written                              --       (987)
Net change in unrealized appreciation (depreciation) on
   investments, options and foreign currency translations     (1,092)      (405)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
   options and foreign currency                                6,029     59,698
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                               $  6,986   $ 52,263
================================================================================

*  Foreign withholding taxes                                $      1   $     17
================================================================================

** Commenced operations March 1, 2006

SEE NOTES TO FINANCIAL STATEMENTS.                                          -68-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       CAPITAL     HEALTH      SMALLCAP                        CORE    MONEY
                                                  APPRECIATION   SCIENCES    AND MIDCAP   TECHNOLOGY   FIXED-INCOME   MARKET
                                                          FUND       FUND   GROWTH FUND       FUND**         FUND**     FUND
-----------------------------------------------------------------------------------------------------------------------------
INCOME:
   Dividends (net of foreign withholding
     taxes*)                                      $      2,856   $  1,011   $        68   $        3   $         --   $   --
   Interest                                                165        559           102           11            175    2,651
-----------------------------------------------------------------------------------------------------------------------------
   Total Income                                          3,021      1,570           170           14            175    2,651
=============================================================================================================================

EXPENSES:
   Management fees--Note 3 (a)                           3,103      1,395           305           26             13      283
   Distribution fees--Note 3 (b)
     Class B                                             1,402        155            38            1              1       --
     Class C                                               258        283            48           --              1       --
   Shareholder servicing fees--Note 3 (f)                  913        410            90            8              8       --
   Interest on line of credit
     utilized--Note 5                                       27          1            --           --             --       --
   Custodian fees                                           59         28            16            5              4       14
   Transfer agent fees and expenses--Note 3 (e)            729        246           138           63             63      164
   Professional fees                                        49         29             8            5              5       11
   Registration fees                                        42         49            30           29             30       20
   Miscellaneous                                           151         66            16            3              3       18
-----------------------------------------------------------------------------------------------------------------------------
                                                         6,733      2,662           689          140            128      510
Less, expense reimbursements--Note 3 (a)                    --         --           (65)         (86)           (93)      --
-----------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                        6,733      2,662           624           54             35      510
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                            (3,712)    (1,092)         (454)         (40)           140    2,141
=============================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, OPTIONS AND CURRENCY
   TRANSACTIONS:
Net realized gain (loss) on investments                 81,458      8,875         2,734         (300)           (34)      --
Net realized gain on foreign currency
   transactions                                             (8)        --            --           --             --       --
Net realized gain on options written                        --         --            --           --             --       --
Net change in unrealized appreciation
   (depreciation) on investments, options
   and foreign currency translations                   (15,588)    11,223         3,228          249             39       --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments, options and foreign
   currency                                             65,862     20,098         5,962          (51)             5       --
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      $     62,150   $ 19,006   $     5,508   $      (91)  $        145   $2,141
=============================================================================================================================

* Foreign withholding taxes                       $          3   $     --   $        --   $       --   $         --   $   --
=============================================================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                                LARGECAP GROWTH FUND
---------------------------------------------------------------------------------------
                                                                 For the       For the
                                                              Year Ended    Year Ended
                                                             October 31,   October 31,
                                                                    2006          2005
---------------------------------------------------------------------------------------
Net investment income (loss)                                 $    (2,830)  $    (2,184)
Net realized gain on investments, options and foreign
   currency transactions                                          31,550        72,723
Net change in unrealized appreciation (depreciation) on
   investments, options and foreign currency translations         (4,513)       (3,336)
---------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              24,207        67,203
---------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income
      Class A                                                         --            --
      Class B                                                         --            --
      Class C                                                         --            --
   Net realized gains
      Class A                                                         --            --
      Class B                                                         --            --
      Class C                                                         --            --
---------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                     --            --
---------------------------------------------------------------------------------------
Increase (decrease) from shares of beneficial interest
   transactions:
      Class A                                                     (8,917)      (32,625)
      Class B                                                    (52,808)      (57,572)
      Class C                                                     (1,459)       (8,275)
---------------------------------------------------------------------------------------
Net increase (decrease) from shares of beneficial interest
   transactions--Note 6                                          (63,184)      (98,472)
---------------------------------------------------------------------------------------
         Total increase (decrease)                               (38,977)      (31,269)
---------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                                             457,611       488,880
---------------------------------------------------------------------------------------
   END OF YEAR                                               $   418,634   $   457,611
=======================================================================================

Undistributed net investment income                          $        --   $        --
=======================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                          -70-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           SMALLCAP GROWTH FUND           BALANCED FUND             MIDCAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
                                            For the       For the       For the       For the       For the       For the
                                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                        October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
                                               2006          2005          2006          2005          2006          2005
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            $    (2,716)  $    (2,533)  $       957   $     1,234   $    (7,435)  $    (8,923)
Net realized gain on investments,
   options and foreign currency
   transactions                              18,474        27,960         7,121        22,703        60,103       105,413
Net change in unrealized appreciation
   (depreciation) on investments,
   options and foreign currency
   translations                              27,188        10,494        (1,092)       (5,542)         (405)       (3,213)
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                           42,946        35,921         6,986        18,395        52,263        93,277
--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
   shareholders from:
   Net investment income
      Class A                                    --            --          (538)         (758)           --            --
      Class B                                    --            --          (205)         (283)           --            --
      Class C                                    --            --           (65)          (82)           --            --
   Net realized gains
      Class A                                    --            --            --            --       (34,821)           --
      Class B                                    --            --            --            --       (30,115)           --
      Class C                                    --            --            --            --        (8,656)           --
--------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to
   shareholders                                  --            --          (808)       (1,123)      (73,592)           --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from shares of
   beneficial interest transactions:
      Class A                                80,645         6,894       (12,201)      (20,734)        8,347        (1,395)
      Class B                               (14,826)      (23,181)      (22,674)      (36,838)      (38,443)      (55,450)
      Class C                                10,828          (564)       (4,035)      (12,090)         (686)       (7,773)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from shares
   of beneficial interest
   transactions--Note 6                      76,647       (16,851)      (38,910)      (69,662)      (30,782)      (64,618)
--------------------------------------------------------------------------------------------------------------------------
         Total increase (decrease)          119,593        19,070       (32,732)      (52,390)      (52,111)       28,659
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of year                        176,934       157,864       165,483       217,873       652,394       623,735
--------------------------------------------------------------------------------------------------------------------------
   END OF YEAR                          $   296,527   $   176,934   $   132,751   $   165,483   $   600,283   $   652,394
==========================================================================================================================

Undistributed net investment income     $        --   $        --   $       868   $       565   $        --   $        --
==========================================================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                                  CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------------------
                                                                      For the       For the
                                                                   Year Ended    Year Ended
                                                                  October 31,   October 31,
                                                                         2006          2005
--------------------------------------------------------------------------------------------
Net investment income (loss)                                      $    (3,712)  $    (3,363)
Net realized gain (loss) on investments, options and foreign
   currency transactions                                               81,450        64,815
Net change in unrealized appreciation (depreciation) on
   investments, options and foreign currency translations             (15,588)        5,321
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        62,150        66,773
--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income
      Class A                                                              --            --
      Class B                                                              --            --
      Class C                                                              --            --
   Net realized gains
      Class A                                                              --            --
      Class B                                                              --            --
      Class C                                                              --            --
--------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                          --            --
--------------------------------------------------------------------------------------------
Increase (decrease) from shares of beneficial interest
   transactions:
      Class A                                                            (768)      (14,991)
      Class B                                                         (44,868)      (73,357)
      Class C                                                          (4,502)      (14,571)
--------------------------------------------------------------------------------------------
Net increase (decrease) from shares of beneficial interest
   transactions--Note 6                                               (50,138)     (102,919)
--------------------------------------------------------------------------------------------
         Total increase (decrease)                                     12,012       (36,146)
--------------------------------------------------------------------------------------------
Net Assets:
      Beginning of period                                             355,435       391,581
--------------------------------------------------------------------------------------------
      END OF PERIOD                                               $   367,447   $   355,435
============================================================================================

Undistributed net investment income                               $        --   $        --
============================================================================================

* Commenced operations March 1, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -72-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                     HEALTH SCIENCES FUND     SMALLCAP AND MIDCAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                      For the       For the          For the          For the
                                                                   Year Ended    Year Ended       Year Ended       Year Ended
                                                                  October 31,   October 31,      October 31,      October 31,
                                                                         2006          2005             2006             2005
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      $    (1,092)  $      (522)  $         (454)  $         (227)
Net realized gain (loss) on investments, options and foreign
   currency transactions                                                8,875         3,410            2,734            1,578
Net change in unrealized appreciation (depreciation) on
   investments, options and foreign currency translations              11,223         6,824            3,228            2,429
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        19,006         9,712            5,508            3,780
------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income
      Class A                                                              --            --               --               --
      Class B                                                              --            --               --               --
      Class C                                                              --            --               --               --
   Net realized gains
      Class A                                                          (1,897)         (828)            (960)            (875)
      Class B                                                            (395)         (427)            (219)            (183)
      Class C                                                            (646)         (205)            (172)            (107)
------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                      (2,938)       (1,460)          (1,351)          (1,165)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from shares of beneficial interest
   transactions:
      Class A                                                          55,381        30,569           16,175            1,601
      Class B                                                           4,670         6,276            3,405              557
      Class C                                                          16,912        20,195            9,262              375
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from shares of beneficial interest
   transactions--Note 6                                                76,963        57,040           28,842            2,533
------------------------------------------------------------------------------------------------------------------------------
         Total increase (decrease)                                     93,031        65,292           32,999            5,148
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
      Beginning of period                                              92,076        26,784           19,611           14,463
------------------------------------------------------------------------------------------------------------------------------
      END OF PERIOD                                               $   185,107   $    92,076   $       52,610   $       19,611
==============================================================================================================================

Undistributed net investment income                               $        --   $        --   $           --   $           --
==============================================================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                     CORE FIXED-INCOME
                                                                  TECHNOLOGY FUND*         FUND*
-------------------------------------------------------------------------------------------------------
                                                                           For the             For the
                                                                      Period Ended        Period Ended
                                                                       October 31,         October 31,
                                                                              2006                2006
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      $            (40)  $             140
Net realized gain (loss) on investments, options and foreign
   currency transactions                                                      (300)                (34)
Net change in unrealized appreciation (depreciation) on
   investments, options and foreign currency translations                      249                  39
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                (91)                145
-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income
      Class A                                                                   --                (130)
      Class B                                                                   --                  (5)
      Class C                                                                   --                  (4)
   Net realized gains
      Class A                                                                   --                  --
      Class B                                                                   --                  --
      Class C                                                                   --                  --
-------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                               --                (139)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from shares of beneficial interest
   transactions:
      Class A                                                                2,700               2,911
      Class B                                                                  100                 315
      Class C                                                                  112                 423
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from shares of beneficial interest
   transactions--Note 6                                                      2,912               3,649
-------------------------------------------------------------------------------------------------------
         Total increase (decrease)                                           2,821               3,655
-------------------------------------------------------------------------------------------------------
Net Assets:
      Beginning of period                                                       --                  --
-------------------------------------------------------------------------------------------------------
      END OF PERIOD                                               $          2,821   $           3,655
=======================================================================================================
Undistributed net investment income                               $             --   $              --
=======================================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                                              MONEY MARKET FUND
----------------------------------------------------------------------------------------------------
                                                                              For the       For the
                                                                           Year Ended    Year Ended
                                                                          October 31,   October 31,
                                                                                 2006          2005
----------------------------------------------------------------------------------------------------
Net investment income                                                     $     2,141   $     1,250
----------------------------------------------------------------------------------------------------
Dividends to shareholders from:
   Net investment income                                                       (2,141)       (1,250)
   Net decrease from shares of beneficial interest transactions--Note 6        (6,502)      (18,958)
----------------------------------------------------------------------------------------------------
         Total decrease                                                        (6,502)      (18,958)
----------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of year                                                         61,570        80,528
----------------------------------------------------------------------------------------------------
     END OF YEAR                                                          $    55,068   $    61,570
====================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                          -74-

                      [This page intentionally left blank]

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
--------------------------------------------------------------------------------

                                                            INCOME FROM
                                                       INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------
                                                                      NET
                                                                   REALIZED
                                                                      AND
                                         NET ASSET       NET      UNREALIZED      TOTAL
                                           VALUE,    INVESTMENT      GAIN          FROM
                                         BEGINNING     INCOME      (LOSS) ON    INVESTMENT
                                          OF YEAR    (LOSS)(i)    INVESTMENTS   OPERATIONS
-------------------------------------------------------------------------------------------
ALGER LARGECAP GROWTH FUND
-------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                      $   10.48   $    (0.02)  $      0.67   $     0.65
Year ended 10/31/05                           9.05         0.01          1.42         1.43
Year ended 10/31/04                           8.87        (0.07)         0.25         0.18
Year ended 10/31/03                           7.16        (0.05)         1.76         1.71
Year ended 10/31/02                           9.47        (0.04)        (2.27)       (2.31)
-------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                      $    9.70   $    (0.09)  $      0.61   $     0.52
Year ended 10/31/05                           8.44        (0.07)         1.33         1.26
Year ended 10/31/04                           8.33        (0.13)         0.24         0.11
Year ended 10/31/03                           6.76        (0.10)         1.67         1.57
Year ended 10/31/02                           9.02        (0.10)        (2.16)       (2.26)
-------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                      $    9.69   $    (0.09)  $      0.61   $     0.52
Year ended 10/31/05                           8.43        (0.07)         1.33         1.26
Year ended 10/31/04                           8.33        (0.13)         0.23         0.10
Year ended 10/31/03                           6.76        (0.10)         1.67         1.57
Year ended 10/31/02                           9.02        (0.10)        (2.16)       (2.26)
-------------------------------------------------------------------------------------------

ALGER SMALLCAP GROWTH FUND
-------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                      $    5.21   $    (0.05)  $      1.15   $     1.10
Year ended 10/31/05                           4.18        (0.06)         1.09         1.03
Year ended 10/31/04                           3.95        (0.06)         0.29         0.23
Year ended 10/31/03                           2.85        (0.05)         1.15         1.10
Year ended 10/31/02                           3.54        (0.05)        (0.64)       (0.69)

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

(ii)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -76-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
                                                                                              RATIO OF
                                                                       NET       RATIO OF       NET
                                             NET                     ASSETS,     EXPENSES    INVESTMENT
                                            ASSET                    END OF         TO         INCOME
                                           VALUE,                     YEAR       AVERAGE      (LOSS) TO   PORTFOLIO
                                           END OF      TOTAL         (000'S         NET       AVERAGE     TURNOVER
                                            YEAR     RETURN(ii)     OMITTED)      ASSETS     NET ASSETS     RATE
-------------------------------------------------------------------------------------------------------------------
ALGER LARGECAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                      $   11.13        6.2%     $  157,185      1.21%       (0.14)%     322.94%
Year ended 10/31/05                          10.48       15.8         157,205      1.37         0.05       249.17
Year ended 10/31/04                           9.05        2.0         166,720      1.34        (0.72)      191.13
Year ended 10/31/03                           8.87       23.9         168,720      1.44        (0.62)      215.81
Year ended 10/31/02                           7.16      (24.4)        130,464      1.36        (0.47)      213.97
-------------------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                      $   10.22        5.4%     $  221,298      1.96%       (0.91)%     322.94%
Year ended 10/31/05                           9.70       14.9         260,786      2.12        (0.72)      249.17
Year ended 10/31/04                           8.44        1.3         279,963      2.09        (1.46)      191.13
Year ended 10/31/03                           8.33       23.2         350,972      2.20        (1.37)      215.81
Year ended 10/31/02                           6.76      (25.1)        323,809      2.11        (1.21)      213.97
-------------------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                      $   10.21        5.4%     $   40,151      1.96%       (0.90)%     322.94%
Year ended 10/31/05                           9.69       15.0          39,620      2.12        (0.72)      249.17
Year ended 10/31/04                           8.43        1.2          42,196      2.09        (1.47)      191.13
Year ended 10/31/03                           8.33       23.2          41,906      2.19        (1.37)      215.81
Year ended 10/31/02                           6.76      (25.1)         34,813      2.11        (1.22)      213.97
-------------------------------------------------------------------------------------------------------------------

ALGER SMALLCAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                      $    6.31       21.1%     $  221,019      1.37%       (0.91)%      83.72%
Year ended 10/31/05                           5.21       24.6         110,329      1.62        (1.19)      104.30
Year ended 10/31/04                           4.18        5.8          82,891      1.69        (1.47)      128.79
Year ended 10/31/03                           3.95       38.6          73,616      1.79        (1.55)      139.28
Year ended 10/31/02                           2.85      (19.5)         46,143      1.75        (1.52)      132.35

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
--------------------------------------------------------------------------------

                                                                               INCOME FROM
                                                                          INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
                                                                      NET
                                                                    REALIZED
                                                                      AND                                   NET
                                         NET ASSET       NET       UNREALIZED      TOTAL      DIVIDENDS    ASSET
                                           VALUE,    INVESTMENT       GAIN         FROM       FROM NET     VALUE,
                                         BEGINNING     INCOME      (LOSS) ON    INVESTMENT   INVESTMENT    END OF
                                          OF YEAR     (LOSS)(i)   INVESTMENTS   OPERATIONS     INCOME       YEAR
-------------------------------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH FUND (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                      $    4.80   $    (0.09)  $      1.06   $     0.97   $       --   $   5.77
Year ended 10/31/05                           3.88        (0.08)         1.00         0.92           --       4.80
Year ended 10/31/04                           3.70        (0.09)         0.27         0.18           --       3.88
Year ended 10/31/03                           2.68        (0.07)         1.09         1.02           --       3.70
Year ended 10/31/02                           3.36        (0.07)        (0.61)       (0.68)          --       2.68
-------------------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                      $    4.81   $    (0.09)  $      1.06   $     0.97   $       --   $   5.78
Year ended 10/31/05                           3.88        (0.09)         1.02         0.93           --       4.81
Year ended 10/31/04                           3.70        (0.09)         0.27         0.18           --       3.88
Year ended 10/31/03                           2.68        (0.07)         1.09         1.02           --       3.70
Year ended 10/31/02                           3.36        (0.07)        (0.61)       (0.68)          --       2.68
-------------------------------------------------------------------------------------------------------------------

ALGER BALANCED FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                      $   20.29   $     0.23   $      0.84   $     1.07   $    (0.21)  $  21.15
Year ended 10/31/05                          18.58         0.22          1.70         1.92        (0.21)     20.29
Year ended 10/31/04                          18.29         0.10          0.36         0.46        (0.17)     18.58
Year ended 10/31/03                          16.02         0.13          2.43         2.56        (0.29)     18.29
Year ended 10/31/02                          18.67         0.27         (2.48)       (2.21)       (0.44)     16.02
-------------------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                      $   19.81   $     0.08   $      0.82   $     0.90   $    (0.05)  $  20.66
Year ended 10/31/05                          18.13         0.08          1.65         1.73        (0.05)     19.81
Year ended 10/31/04                          17.86        (0.04)         0.34         0.30        (0.03)     18.13
Year ended 10/31/03                          15.62         0.01          2.39         2.40        (0.16)     17.86
Year ended 10/31/02                          18.17         0.14         (2.44)       (2.30)       (0.25)     15.62

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(ii)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -78-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
                                                                               RATIO OF
                                                           NET     RATIO OF      NET
                                                         ASSETS,   EXPENSES   INVESTMENT
                                                         END OF       TO        INCOME
                                                          YEAR     AVERAGE    (LOSS) TO    PORTFOLIO
                                            TOTAL        (000'S      NET       AVERAGE      TURNOVER
                                          RETURN(ii)    OMITTED)    ASSETS    NET ASSETS      RATE
----------------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH FUND (CONTINUED)
----------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                          20.2%     $  57,928      2.14%     (1.66)%     83.72%
Year ended 10/31/05                          23.7         61,499      2.36      (1.94)      104.30
Year ended 10/31/04                           4.9         70,304      2.43      (2.21)      128.79
Year ended 10/31/03                          38.1         94,241      2.57      (2.32)      139.28
Year ended 10/31/02                         (20.2)        81,758      2.49      (2.27)      132.35
----------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                          20.2%     $  17,580      2.12%     (1.66)%      83.72%
Year ended 10/31/05                          24.0          5,106      2.37      (1.95)      104.30
Year ended 10/31/04                           4.9          4,669      2.44      (2.21)      128.79
Year ended 10/31/03                          38.1          4,999      2.56      (2.32)      139.28
Year ended 10/31/02                         (20.2)         3,209      2.49      (2.27)      132.35

ALGER BALANCED FUND
----------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                           5.3%     $  43,224      1.32%      1.15%      271.30%
Year ended 10/31/05                          10.4         53,415      1.31       1.15       218.75
Year ended 10/31/04                           2.5         68,646      1.26       0.52       167.72
Year ended 10/31/03                          16.3         79,387      1.31       0.80       174.97
Year ended 10/31/02                         (12.2)        78,167      1.28       1.53       203.96
----------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                           4.5%     $  67,170      2.07%      0.40%      271.30%
Year ended 10/31/05                           9.6         86,647      2.06       0.41       218.75
Year ended 10/31/04                           1.7        114,387      2.01      (0.23)      167.72
Year ended 10/31/03                          15.5        143,765      2.06       0.05       174.97
Year ended 10/31/02                         (12.9)       137,070      2.03       0.78       203.96

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
--------------------------------------------------------------------------------

                                                              INCOME FROM
                                                         INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------
                                                     NET
                                                   REALIZED
                                                     AND
                        NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS   DISTRIBUTIONS
                          VALUE,    INVESTMENT       GAIN         FROM       FROM NET         FROM
                        BEGINNING     INCOME      (LOSS) ON    INVESTMENT   INVESTMENT    NET REALIZED
                         OF YEAR    (LOSS)(i)    INVESTMENTS   OPERATIONS     INCOME         GAINS
-------------------------------------------------------------------------------------------------------
ALGER BALANCED FUND (CONTINUED)
-------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06      $ 19.90     $  0.08       $  0.82      $  0.90     $  (0.05)       $    --
Year ended 10/31/05        18.21        0.08          1.66         1.74        (0.05)            --
Year ended 10/31/04        17.93       (0.04)         0.35         0.31        (0.03)            --
Year ended 10/31/03        15.68        0.01          2.39         2.40        (0.15)            --
Year ended 10/31/02        18.24        0.14         (2.45)       (2.31)       (0.25)            --
-------------------------------------------------------------------------------------------------------

ALGER MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06      $  9.15     $ (0.07)      $  0.85      $  0.78     $     --        $ (1.00)
Year ended 10/31/05         7.89       (0.08)         1.34         1.26           --             --
Year ended 10/31/04         7.57       (0.08)         0.40         0.32           --             --
Year ended 10/31/03         5.48       (0.07)         2.16         2.09           --             --
Year ended 10/31/02         6.92       (0.07)        (1.37)       (1.44)          --             --

-------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06      $  8.43     $ (0.12)      $  0.78      $  0.66     $     --        $ (1.00)
Year ended 10/31/05         7.33       (0.14)         1.24         1.10           --             --
Year ended 10/31/04         7.08       (0.13)         0.38         0.25           --             --
Year ended 10/31/03         5.17       (0.11)         2.02         1.91           --             --
Year ended 10/31/02         6.58       (0.11)        (1.30)       (1.41)          --             --
-------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06      $  8.41     $ (0.12)      $  0.78      $  0.66     $     --        $ (1.00)
Year ended 10/31/05         7.31       (0.14)         1.24         1.10           --             --
Year ended 10/31/04         7.06       (0.13)         0.38         0.25           --             --
Year ended 10/31/03         5.16       (0.11)         2.01         1.90           --             --
Year ended 10/31/02         6.56       (0.11)        (1.29)       (1.40)          --             --

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(ii)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -80-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
                                                                                        RATIO OF
                                                                   NET      RATIO OF       NET
                                          NET                    ASSETS,    EXPENSES   INVESTMENT
                                         ASSET                    END OF       TO        INCOME
                                         VALUE,                   YEAR       AVERAGE    (LOSS) TO   PORTFOLIO
                            TOTAL        END OF      TOTAL        (000'S       NET       AVERAGE     TURNOVER
                        DISTRIBUTIONS     YEAR    RETURN(ii)     OMITTED)    ASSETS    NET ASSETS     RATE
-------------------------------------------------------------------------------------------------------------
ALGER BALANCED FUND (CONTINUED)
-------------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06        $ (0.05)     $ 20.75        4.5%     $  22,357     2.07%       0.41%      271.30%
Year ended 10/31/05          (0.05)       19.90        9.5         25,421     2.06        0.42       218.75
Year ended 10/31/04          (0.03)       18.21        1.7         34,840     2.01       (0.23)      167.72
Year ended 10/31/03          (0.15)       17.93       15.4         44,801     2.06        0.05       174.97
Year ended 10/31/02          (0.25)       15.68      (12.9)        45,516     2.03        0.78       203.96
-------------------------------------------------------------------------------------------------------------

ALGER MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06        $ (1.00)     $  8.93        8.9%     $ 318,934     1.23%      (0.77)%     272.41%
Year ended 10/31/05             --         9.15       16.0        318,423     1.36       (0.96)      239.32
Year ended 10/31/04             --         7.89        4.2        276,076     1.34       (1.08)      210.18
Year ended 10/31/03             --         7.57       38.1        231,711     1.45       (1.16)      238.17
Year ended 10/31/02             --         5.48      (20.8)       133,113     1.41       (1.05)      324.69
-------------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06        $ (1.00)     $  8.09        8.2%     $ 212,286     1.98%      (1.52)%     272.41%
Year ended 10/31/05             --         8.43       15.0        260,986     2.11       (1.71)      239.32
Year ended 10/31/04             --         7.33        3.5        276,982     2.09       (1.83)      210.18
Year ended 10/31/03             --         7.08       36.9        326,015     2.20       (1.92)      238.17
Year ended 10/31/02             --         5.17      (21.4)       247,201     2.15       (1.80)      324.69
-------------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06        $ (1.00)     $  8.07        8.2%     $  69,063     1.98%      (1.52)%     272.41%
Year ended 10/31/05             --         8.41       15.1         72,985     2.11       (1.71)      239.32
Year ended 10/31/04             --         7.31        3.5         70,677     2.09       (1.83)      210.18
Year ended 10/31/03             --         7.06       36.8         62,627     2.20       (1.92)      238.17
Year ended 10/31/02             --         5.16      (21.3)        46,238     2.16       (1.80)      324.69

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
--------------------------------------------------------------------------------

                                                INCOME FROM
                                            INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
                                                           NET
                                                         REALIZED
                                                           AND
                              NET ASSET       NET       UNREALIZED      TOTAL
                                VALUE,    INVESTMENT       GAIN         FROM
                              BEGINNING     INCOME      (LOSS) ON    INVESTMENT
                               OF YEAR    (LOSS) (i)   INVESTMENTS   OPERATIONS
--------------------------------------------------------------------------------

ALGER CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06             $ 9.27     $ (0.06)      $  1.84      $  1.78
Year ended 10/31/05               7.71       (0.04)         1.60         1.56
Year ended 10/31/04               7.74       (0.10)         0.07        (0.03)
Year ended 10/31/03               6.23       (0.07)         1.58         1.51
Year ended 10/31/02               8.21       (0.08)        (1.90)       (1.98)
--------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06             $ 8.62     $ (0.12)      $  1.70      $  1.58
Year ended 10/31/05               7.23       (0.09)         1.48         1.39
Year ended 10/31/04               7.31       (0.15)         0.07        (0.08)
Year ended 10/31/03               5.93       (0.11)         1.49         1.38
Year ended 10/31/02               7.88       (0.14)        (1.81)       (1.95)
--------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06             $ 8.61     $ (0.12)      $  1.70      $  1.58
Year ended 10/31/05               7.22       (0.09)         1.48         1.39
Year ended 10/31/04               7.31       (0.10)         0.01        (0.09)
Year ended 10/31/03               5.93       (0.11)         1.49         1.38
Year ended 10/31/02               7.87       (0.14)        (1.80)       (1.94)
--------------------------------------------------------------------------------

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(ii)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -82-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
                                                                        RATIO OF
                                                   NET      RATIO OF       NET
                          NET                    ASSETS,    EXPENSES   INVESTMENT
                         ASSET                    END OF       TO        INCOME
                         VALUE,                    YEAR      AVERAGE    (LOSS) TO   PORTFOLIO
                         END OF      TOTAL        (000'S       NET       AVERAGE    TURNOVER
                          YEAR    RETURN(ii)     OMITTED)    ASSETS    NET ASSETS     RATE
---------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION FUND
---------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06     $ 11.05       19.2%     $ 152,808     1.39%      (0.57)%     223.23%
Year ended 10/31/05        9.27       20.2        128,816     1.63       (0.44)      144.61
Year ended 10/31/04        7.71       (0.4)       121,341     1.58       (1.23)      157.23
Year ended 10/31/03        7.74       24.2        112,031     1.70       (1.06)      202.81
Year ended 10/31/02        6.23      (24.1)        97,962     1.53       (1.06)      174.83
---------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06     $ 10.20       18.3%     $ 179,706     2.14%      (1.31)%     223.23%
Year ended 10/31/05        8.62       19.2        192,976     2.37       (1.15)      144.61
Year ended 10/31/04        7.23       (1.1)       228,646     2.33       (1.97)      157.23
Year ended 10/31/03        7.31       23.3        324,292     2.45       (1.82)      202.81
Year ended 10/31/02        5.93      (24.8)       342,592     2.28       (1.82)      174.83

---------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06     $ 10.19       18.4%     $  34,933     2.14%      (1.31)%     223.23%
Year ended 10/31/05        8.61       19.3         33,643     2.37       (1.13)      144.61
Year ended 10/31/04        7.22       (1.2)        41,595     2.33       (1.98)      157.23
Year ended 10/31/03        7.31       23.3         54,273     2.45       (1.81)      202.81
Year ended 10/31/02        5.93      (24.7)        53,936     2.28       (1.82)      174.83
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                   INCOME FROM
                                                               INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------
                                                                             NET
                                                                           REALIZED
                                                                             AND
                                                NET ASSET       NET       UNREALIZED      TOTAL
                                                  VALUE,    INVESTMENT       GAIN         FROM
                                                BEGINNING     INCOME      (LOSS) ON    INVESTMENT
                                                OF PERIOD   (LOSS)(i)    INVESTMENTS   OPERATIONS
--------------------------------------------------------------------------------------------------
ALGER HEALTH SCIENCES FUND
--------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                              $ 16.24     $ (0.07)      $  2.35      $  2.28
Year ended 10/31/05                                13.29       (0.11)         3.76         3.65
Year ended 10/31/04                                11.91       (0.14)         1.75         1.61
Year ended 10/31/03                                 9.29       (0.20)         2.82         2.62
From 5/1/02 (commencement of operations) to
   10/31/2002 (iii)                                10.00       (0.06)        (0.65)       (0.71)
--------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                              $ 15.83     $ (0.19)      $  2.27      $  2.08
Year ended 10/31/05                                13.05       (0.22)         3.70         3.48
Year ended 10/31/04                                11.78       (0.24)         1.74         1.50
Year ended 10/31/03                                 9.26       (0.28)         2.80         2.52
From 5/1/02 (commencement of operations) to
   10/31/2002 (iii)                                10.00       (0.10)        (0.64)       (0.74)
--------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                              $ 15.82     $ (0.19)      $  2.28      $  2.09
Year ended 10/31/05                                13.05       (0.22)         3.69         3.47
Year ended 10/31/04                                11.78       (0.24)         1.74         1.50
Year ended 10/31/03                                 9.26       (0.29)         2.81         2.52
From 5/1/02 (commencement of operations) to
   10/31/2002 (iii)                                10.00       (0.10)        (0.64)       (0.74)
--------------------------------------------------------------------------------------------------

(i)   AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(ii)  DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

(iii) RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

(iv)  AMOUNT HAS BEEN REDUCED BY 0.14% DUE TO EXPENSE REIMBURSEMENTS.

(v)   AMOUNT HAS BEEN REDUCED BY 0.03% DUE TO EXPENSE REIMBURSEMENTS.

(vi)  AMOUNT HAS BEEN REDUCED BY 0.15% DUE TO EXPENSE REIMBURSEMENTS.

(vii) AMOUNT HAS BEEN REDUCED BY 0.02% DUE TO EXPENSE REIMBURSEMENTS.

(x)   AMOUNT HAS BEEN REDUCED BY 0.04% DUE TO EXPENSE REIMBURSEMENTS.

(ix)  AMOUNT HAS BEEN REDUCED BY 0.01% DUE TO EXPENSE REIMBURSEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -84-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF
                                                                                NET      RATIO OF      NET
                                                       NET                    ASSETS,    EXPENSES   INVESTMENT
                                     DISTRIBUTIONS    ASSET                   END OF        TO       INCOME
                                         FROM         VALUE,                  PERIOD     AVERAGE    (LOSS) TO    PORTFOLIO
                                     NET REALIZED    END OF       TOTAL       (000'S       NET       AVERAGE      TURNOVER
                                        GAINS        PERIOD    RETURN (ii)   OMITTED)     ASSETS    NET ASSETS     RATE
---------------------------------------------------------------------------------------------------------------------------
ALGER HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                     $ (0.35)     $ 18.17       14.3%     $ 116,165   1.35%        (0.40)%     168.87%
Year ended 10/31/05                       (0.70)       16.24       28.3         50,581   1.50(v)      (0.77)      127.78
Year ended 10/31/04                       (0.23)       13.29       13.7         15,106   1.55(iv)     (1.04)      202.79
Year ended 10/31/03                          --        11.91       28.2          8,594   2.36         (1.80)      246.96
From 5/1/02 (commencement of
   operations) to 10/31/2002 (iii)           --         9.29       (7.1)           712   2.15         (1.43)      135.82
---------------------------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                     $ (0.35)     $ 17.56       13.3%     $  22,995   2.10%        (1.15)%     168.87%
Year ended 10/31/05                       (0.70)       15.83       27.5         16,244   2.25(vii)    (1.52)      127.78
Year ended 10/31/04                       (0.23)       13.05       12.9          7,939   2.29(iv)     (1.78)      202.79
Year ended 10/31/03                          --        11.78       27.2          3,620   3.22         (2.63)      246.96
From 5/1/02 (commencement of
   operations) to 10/31/2002 (iii)           --         9.26       (7.4)           325   2.91         (2.18)      135.82
---------------------------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                     $ (0.35)     $ 17.56       13.4%     $  45,947   2.11%(ix)    (1.15)%     168.87%
Year ended 10/31/05                       (0.70)       15.82       27.4         25,251   2.25(x)      (1.52)      127.78
Year ended 10/31/04                       (0.23)       13.05       12.9          3,740   2.29(vi)     (1.78)      202.79
Year ended 10/31/03                          --        11.78       27.2          1,357   3.30         (2.69)      246.96
From 5/1/02 (commencement of
   operations) to 10/31/2002 (iii)           --         9.26       (7.4)           309   2.90         (2.17)      135.82
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                          INCOME FROM
                                                     INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------
                                                                     NET
                                                                   REALIZED
                                                                     AND
                                        NET ASSET       NET       UNREALIZED      TOTAL
                                          VALUE,    INVESTMENT       GAIN         FROM
                                        BEGINNING     INCOME      (LOSS) ON    INVESTMENT
                                        OF PERIOD   (LOSS) (i)   INVESTMENTS   OPERATIONS
-----------------------------------------------------------------------------------------
ALGER SMALLCAP AND MIDCAP GROWTH FUND
-----------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                      $ 12.23      $(0.14)       $ 2.58       $ 2.44
Year ended 10/31/05                        10.46       (0.13)         2.71         2.58
Year ended 10/31/04                         9.97       (0.13)         0.62         0.49
Year ended 10/31/03                         7.65       (0.09)         2.41         2.32
From 5/8/02 (commencement of
   operations) to 10/31/2002 (iii)         10.00       (0.01)        (2.34)       (2.35)
-----------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                      $ 11.92      $(0.23)       $ 2.50       $ 2.27
Year ended 10/31/05                        10.27       (0.20)         2.66         2.46
Year ended 10/31/04                         9.87       (0.20)         0.60         0.40
Year ended 10/31/03                         7.63       (0.16)         2.40         2.24
From 5/8/02 (commencement of
   operations) to 10/31/2002 (iii)         10.00       (0.09)        (2.28)       (2.37)
-----------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                      $ 11.92      $(0.23)       $ 2.51       $ 2.28
Year ended 10/31/05                        10.27       (0.20)         2.66         2.46
Year ended 10/31/04                         9.86       (0.20)         0.61         0.41
Year ended 10/31/03                         7.63       (0.16)         2.39         2.23
From 5/8/02 (commencement of
   operations) to 10/31/2002 (iii)         10.00       (0.09)        (2.28)       (2.37)
-----------------------------------------------------------------------------------------

(i)    AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
       PERIOD.

(ii)   DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

(iii)  RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

(iv)   AMOUNT HAS BEEN REDUCED BY 0.33% DUE TO EXPENSE REIMBURSEMENTS.

(v)    AMOUNT HAS BEEN REDUCED BY 0.17% DUE TO EXPENSE REIMBURSEMENTS.

(vi)   AMOUNT HAS BEEN REDUCED BY 0.14% DUE TO EXPENSE REIMBURSEMENTS.

(vii)  AMOUNT HAS BEEN REDUCED BY 0.31% DUE TO EXPENSE REIMBURSEMENTS.

(viii) AMOUNT HAS BEEN REDUCED BY 0.15% DUE TO EXPENSE REIMBURSEMENTS.

(ix)   AMOUNT HAS BEEN REDUCED BY 0.37% DUE TO EXPENSE REIMBURSEMENTS.

(x)    AMOUNT HAS BEEN REDUCED BY 0.16% DUE TO EXPENSE REIMBURSEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS.                                          -86-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF
                                                                                   NET      RATIO OF       NET
                                                          NET                    ASSETS,    EXPENSES    INVESTMENT
                                         DISTRIBUTIONS   ASSET                   END OF        TO         INCOME
                                              FROM       VALUE,                  PERIOD      AVERAGE    (LOSS) TO    PORTFOLIO
                                          NET REALIZED   END OF      TOTAL       (000'S       NET        AVERAGE     TURNOVER
                                             GAINS       PERIOD   RETURN(ii)    OMITTED)     ASSETS     NET ASSETS     RATE
------------------------------------------------------------------------------------------------------------------------------
ALGER SMALLCAP AND MIDCAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

CLASS A
Year ended 10/31/06                        $   (0.75)    $13.92       20.8%     $ 33,419   1.50%(iv)      (1.02)%       80.64%
Year ended 10/31/05                            (0.81)     12.23       25.7        14,389   1.50(v)        (1.13)        80.54
Year ended 10/31/04                               --      10.46        4.9        10,827   1.53(vi)       (1.21)       101.16
Year ended 10/31/03                               --       9.97       30.3         9,932   1.58           (1.06)        83.67
From 5/8/02 (commencement of
   operations) to 10/31/2002 (iii)                --       7.65      (23.5)        7,775   1.89           (1.57)        34.09
------------------------------------------------------------------------------------------------------------------------------

CLASS B
Year ended 10/31/06                        $   (0.75)    $13.44       19.8%     $  7,251   2.25%(vii)     (1.77)%       80.64%
Year ended 10/31/05                            (0.81)     11.92       25.0         3,262   2.25(v)        (1.88)        80.54
Year ended 10/31/04                               --      10.27        4.1         2,291   2.27(vii)      (1.95)       101.16
Year ended 10/31/03                               --       9.87       29.4         1,205   2.37           (1.87)        83.67
From 5/8/02 (commencement of
   operations) to 10/31/2002 (iii)                --       7.63      (23.7)          269   2.64           (2.32)        34.09
------------------------------------------------------------------------------------------------------------------------------

CLASS C
Year ended 10/31/06                        $   (0.75)    $13.45       19.9%     $ 11,940   2.25%(ix)      (1.79)%       80.64%
Year ended 10/31/05                            (0.81)     11.92       25.0         1,960   2.25(x)        (1.88)        80.54
Year ended 10/31/04                               --      10.27        4.2         1,345   2.28(viii)     (1.95)       101.16
Year ended 10/31/03                               --       9.86       29.2           969   2.38           (1.86)        83.67
From 5/8/02 (commencement of
   operations) to 10/31/2002 (iii)                --       7.63      (23.7)          254   2.64           (2.32)        34.09
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS
FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                               INCOME FROM
                                                          INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------
                                                                             NET
                                                                          REALIZED
                                                                             AND
                                          NET ASSET                      UNREALIZED       TOTAL
                                            VALUE,          NET             GAIN          FROM
                                          BEGINNING      INVESTMENT       (LOSS) ON    INVESTMENT
                                          OF PERIOD   INCOME (LOSS)(i)   INVESTMENTS   OPERATIONS
-------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------

CLASS A
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)            $ 10.00        $  (0.08)        $ 0.15       $   0.07

CLASS B
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)            $ 10.00        $  (0.13)        $ 0.15       $   0.02

CLASS C
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)            $ 10.00        $  (0.13)        $ 0.15       $   0.02
-------------------------------------------------------------------------------------------------

ALGER CORE FIXED-INCOME FUND
-------------------------------------------------------------------------------------------------

CLASS A
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)            $ 10.00        $   0.29         $(0.03)      $   0.26

CLASS B
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)            $ 10.00        $   0.23         $(0.02)      $   0.21

CLASS C
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)            $ 10.00        $   0.21         $ 0.01       $   0.22

ALGER MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
Year ended 10/31/06                        $  1.00        $ 0.0374         $   --       $ 0.0374
Year ended 10/31/05                           1.00          0.0188             --         0.0188
Year ended 10/31/04                           1.00          0.0039             --         0.0039
Year ended 10/31/03                           1.00          0.0033             --         0.0033
Year ended 10/31/02                           1.00          0.0097             --         0.0097
-------------------------------------------------------------------------------------------------

(i)    AMOUNT WAS COMPUTED BASED ON AVERAGE SHARES OUTSTANDING DURING THE
       PERIOD.

(ii)   DOES NOT REFLECT THE EFFECT OF ANY SALES CHARGES.

(iii)  RATIOS HAVE BEEN ANNUALIZED; TOTAL RETURN HAS NOT BEEN ANNUALIZED.

(iv)   AMOUNT HAS BEEN REDUCED BY 2.85% DUE TO EXPENSE REIMBURSEMENTS.

(v)    AMOUNT HAS BEEN REDUCED BY 3.01% DUE TO EXPENSE REIMBURSEMENTS.

(vi)   AMOUNT HAS BEEN REDUCED BY 3.03% DUE TO EXPENSE REIMBURSEMENTS.

(vii)  AMOUNT HAS BEEN REDUCED BY 2.76% DUE TO EXPENSE REIMBURSEMENTS.

(viii) AMOUNT HAS BEEN REDUCED BY 3.03% DUE TO EXPENSE REIMBURSEMENT.

(ix)   AMOUNT HAS BEEN REDUCED BY 3.09% DUE TO EXPENSE REIMBURSEMENT.

                                                                            -88-
SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF
                                                                                  NET       RATIO OF         NET
                                                         NET                     ASSETS,    EXPENSES     INVESTMENT
                                           DIVIDENDS    ASSET                    END OF        TO          INCOME
                                           FROM NET     VALUE,                   PERIOD     AVERAGE          TO       PORTFOLIO
                                          INVESTMENT    END OF      TOTAL        (000'S       NET          AVERAGE     TURNOVER
                                            INCOME      PERIOD   RETURN(ii)     OMITTED)     ASSETS      NET ASSETS      RATE
-------------------------------------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)           $      --    $ 10.07       0.7%      $   2,606   1.75%(iv)       (1.27)%     141.30%

CLASS B
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)           $      --    $ 10.02       0.2%      $     102   2.50%(v)        (2.03)%     141.30%

CLASS C
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)           $      --    $ 10.02       0.2%      $     113   2.50%(vi)       (2.04)%     141.30%
-------------------------------------------------------------------------------------------------------------------------------

ALGER CORE FIXED-INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------

CLASS A
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)           $   (0.30)   $  9.96       2.6%      $   2,916   1.00%(vii)       4.22%      171.22%

CLASS B
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)           $   (0.26)   $  9.95       2.1%      $     315   1.75%(viii)      3.68%      171.22%

CLASS C
From 3/1/06 (commencement of
  operations) to 10/31/06 (iii)           $   (0.26)   $  9.96       2.1%      $     424   1.75%(ix)        3.71%      171.22%

ALGER MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
Year ended 10/31/06                       $ (0.0374)   $  1.00       3.8%      $  55,068   0.90%            3.78%          --%
Year ended 10/31/05                         (0.0188)      1.00       1.9          61,570   0.90             1.84           --
Year ended 10/31/04                         (0.0039)      1.00       0.4          80,528   0.77             0.37           --
Year ended 10/31/03                         (0.0033)      1.00       0.3         115,935   0.82             0.34           --
Year ended 10/31/02                         (0.0097)      1.00       1.0         330,213   0.79             0.99           --
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL:
--------------------------------------------------------------------------------

The Alger Funds (the "Trust") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in ten funds--LargeCap Growth Fund, SmallCap Growth Fund, Balanced Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund, SmallCap and MidCap Growth Fund, Technology Fund, Core Fixed-Income Fund and Money Market Fund (collectively, the "Funds" or individually, each a "Fund"). The LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Health Sciences Fund, SmallCap and MidCap Growth Fund and Technology Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Fund's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. The Core Fixed-Income Fund's investment objective is current income consistent with the preservation of capital value, which it seeks by investing in fixed-income securities. The Money Market Fund's investment objective is high current income which it seeks to achieve by investing in short-term instruments.

Each Fund, other than the Money Market Fund, offers Class A, Class B and Class C shares. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Each class has identical rights to assets and earnings except that only Class B and Class C shares have plans of distribution and bear the related expenses.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------
(a) Investment Valuation: Investments of the Funds, other than the Money Market Fund, are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities listed on foreign exchanges are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Normally, developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) will not be reflected in the Funds' net asset values. However, if it be determined that such developments are so significant that they will materially affect the value of the Funds' securities, the Funds may adjust the previous closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The investments of the Money Market Fund, and short-term securities held by the other Funds having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006 the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(c) Repurchase Agreements: The Funds enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government and agency securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing call and put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the year ended October 31, 2006.

(f) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Money Market Fund declares dividends daily from net investment income; the Core Fixed-Income Fund declares dividends monthly from net investment income; such dividends are paid monthly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and premium/discount of debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, other than the Money Market Fund, are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class B and Class C shares.

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

(i) Indemnification: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(j) Other: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 -- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
--------------------------------------------------------------------------------

(a) Investment Management, Advisory and Administration Fees: Prior to September 12, 2006, Fred Alger Management, Inc. ("Alger Management") provided both advisory services and administrative services to each Fund pursuant to a separate investment management agreement with each Fund. Effective September 12, 2006, the services provided by Alger Management to each Fund were bifurcated into two separate agreements--an investment advisory agreement and an administration agreement. Fees for these services incurred by each Fund, pursuant to the relevant agreement, are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

                                      INVESTMENT
                                    MANAGEMENT FEE        ADVISORY FEE      ADMINISTRATION FEE
                                       THROUGH             EFFECTIVE            EFFECTIVE
                                  SEPTEMBER 11, 2006   SEPTEMBER 12, 2006   SEPTEMBER 12, 2006
----------------------------------------------------------------------------------------------
LargeCap Growth Fund                    .750%                 .710%                .04%
----------------------------------------------------------------------------------------------
SmallCap Growth Fund                    .850                  .810                 .04
----------------------------------------------------------------------------------------------
Balanced Fund                           .750                  .710                 .04
----------------------------------------------------------------------------------------------
MidCap Growth Fund                      .800                  .760                 .04
----------------------------------------------------------------------------------------------
Capital Appreciation Fund               .850                  .810                 .04
----------------------------------------------------------------------------------------------
Health Sciences Fund                    .850                  .810                 .04
----------------------------------------------------------------------------------------------
SmallCap and MidCap Growth Fund         .850                  .810                 .04
----------------------------------------------------------------------------------------------
Technology Fund                         .850                  .810                 .04
----------------------------------------------------------------------------------------------
Core Fixed-Income Fund                  .375                  .335                 .04
----------------------------------------------------------------------------------------------
Money Market Fund                       .500                  .460                 .04
----------------------------------------------------------------------------------------------

Alger Management has established an expense cap for the SmallCap and MidCap Growth Fund effective March 1, 2004, and for the Technology Fund and the Core Fixed-Income Fund effective March 1, 2006. Alger Management will reimburse these Funds if annualized operating expenses exceed 1.50% of average daily net assets for Class A shares and 2.25% of average daily net assets for Class B and Class C shares, for the SmallCap and MidCap Growth Fund; 1.75% of average daily net assets for Class A and 2.50% of average daily net assets for Class B and Class C shares for the Technology Fund; and 1.00% of average daily net assets for Class A and 1.75% of average daily net assets for Class B and Class C for the Core Fixed-Income Fund. For

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the period ended October 31, 2006, Alger Management reimbursed the SmallCap and MidCap Growth Fund, Technology Fund and the Core Fixed-Income Fund, $64,571, $86,200 and $92,901, respectively. Alger Management has contractually agreed to extend each expense cap through February 28, 2007.

(b) Distribution Fees: Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Money Market Fund, reimburse Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor" or "Alger Inc.") and an affiliate of Alger Management, for costs and expenses incurred by the Distributor in connection with advertising, marketing and selling the Class B shares. The distribution fee is not to exceed an annual rate of .75% of the respective average daily net assets of the Class B shares of the designated Funds. If in any month, the costs incurred by the Distributor relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Funds, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2006, such excess carried forward was approximately $16,448,000, $13,847,000, $4,136,000, $10,785,000,
$19,558,000, $1,156,000, $362,000, $2,000 and $2,800 for Class B shares of the
LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, the Technology Fund and the Core Fixed-Income Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund, other than the Money Market Fund, pay the Distributor a fee at the annual rate of .75% of the respective average daily net assets of the Class C shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class C shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Sales Charges: Purchases and sales of shares of the Funds, other than the Money Market Fund, may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2006, the initial sales charges and contingent deferred sales charges retained by the Distributor were approximately $31,198 and $1,517,954, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(d) Brokerage Commissions: During the year ended October 31, 2006, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund and the Technology Fund paid the Distributor commissions of $1,680,069, $222,683, $369,632, $1,957,278, $907,680, $248,519, $36,147 and
$4,857, respectively, in connection with securities transactions.

(e) Shareholder Administrative Fees and Expenses: The Trust has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and admin-

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

istrative oversight of Boston Financial Data Services, Inc., the transfer agent for the Funds ("BFDS") and other related services. During the period ended October 31, 2006, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, the Technology Fund, the Core Fixed-Income Fund and the Money Market Fund incurred fees of $153,345, $93,326, $43,992, $151,959, $198,088, $29,781, $7,474, $42, $52 and $24,946,
respectively, for these services provided by Alger Services. In addition, during the period ended October 31, 2006, the LargeCap Growth Fund, the SmallCap Growth Fund, the Balanced Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund, the Technology Fund, the Core Fixed-Income Fund and the Money Market Fund reimbursed Alger Services $100,921, $52,972, $33,684, $132,481, $93,914, $25,520, $6,571, $326,
$372 and $14,369, respectively, for shareholder administrative related expenses paid by Alger Services on behalf of the Funds.

(f) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with the Distributor whereby the Distributor provides each Fund, other than the Money Market Fund, with ongoing servicing of shareholder accounts. As compensation for such services, each designated Fund pays the Distributor a monthly fee at an annual rate equal to .25% of each Fund's average daily net assets.

(g) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services. The Trust pays each Trustee who is not affiliated with the Advisor or its affiliates an annual fee of $8,000. At October 31, 2006, Alger Management and its affiliates owned 1,061,959 shares, 268,665 shares and 264,316 shares of the SmallCap and MidCap Growth Fund, the Technology Fund and the Core Fixed-Income Fund, respectively.

NOTE 4 -- SECURITIES TRANSACTIONS:
--------------------------------------------------------------------------------

The following summarizes the securities transactions by the Trust, other than short-term securities, for the year ended October 31, 2006:

                                           PURCHASES            SALES
--------------------------------------------------------------------------------
      LargeCap Growth Fund              $ 1,437,803,003    $ 1,497,891,933
--------------------------------------------------------------------------------
      SmallCap Growth Fund                  257,839,654        190,975,279
--------------------------------------------------------------------------------
      Balanced Fund                         401,538,456        436,741,349
--------------------------------------------------------------------------------
      MidCap Growth Fund                  1,745,695,110      1,845,965,996
--------------------------------------------------------------------------------
      Capital Appreciation Fund             805,857,873        854,362,423
--------------------------------------------------------------------------------
      Health Sciences Fund                  329,909,363        252,368,737
--------------------------------------------------------------------------------
      SmallCap and MidCap Growth Fund        52,664,955         27,324,716
--------------------------------------------------------------------------------
      Technology Fund                         8,490,414          5,717,501
--------------------------------------------------------------------------------
      Core Fixed-Income Fund                 11,179,417          8,182,259
--------------------------------------------------------------------------------

As of October 31, 2006, the Alger LargeCap Growth Fund and the Alger MidCap Growth Fund had portfolio securities valued at $4,099,615 and $20,883,810, respectively, segregated as collateral for written options.

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Written call and put option activity for the year ended October 31, 2006, was as follows:

--------------------------------------------------------------------------------
                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
--------------------------------------------------------------------------------

ALGER LARGECAP GROWTH FUND
--------------------------------------------------------------------------------
   Options outstanding at October 31, 2005                 2,754   $    573,703
   Options written                                         6,387      1,100,112
   Options closed or expired                              (7,261)    (1,251,726)
   Options exercised                                        (325)       (49,398)
--------------------------------------------------------------------------------
   OPTIONS OUTSTANDING AT OCTOBER 31, 2006                 1,555   $    372,691
--------------------------------------------------------------------------------

ALGER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
   Options outstanding at October 31, 2005                20,120   $  3,748,292
   Options written                                        31,857      4,707,865
   Options closed or expired                             (40,525)    (6,510,674)
   Options exercised                                      (1,022)      (157,229)
--------------------------------------------------------------------------------
   OPTIONS OUTSTANDING AT OCTOBER 31, 2006                10,430   $  1,788,254
--------------------------------------------------------------------------------

NOTE 5 -- LINES OF CREDIT:
--------------------------------------------------------------------------------

The Trust participates in committed lines of credit with other mutual funds managed by Alger Management. All borrowings have variable interest rates and are payable on demand.

With the exception of the Capital Appreciation Fund and the Technology Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund and the Technology Fund, may each borrow under these lines up to 1/3 of the value of their assets, to purchase additional securities. To the extent the Capital Appreciation Fund, the Health Sciences Fund, the SmallCap and MidCap Growth Fund and the Technology Fund borrow under these lines, they must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2006, the Trust had the following borrowings:

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                    AVERAGE     WEIGHTED AVERAGE
                                                   BORROWING      INTEREST RATE
--------------------------------------------------------------------------------
LargeCap Growth Fund                              $   253,530          5.55%
--------------------------------------------------------------------------------
Balanced Fund                                          89,695          5.20
--------------------------------------------------------------------------------
MidCap Growth Fund                                  1,022,012          5.27
--------------------------------------------------------------------------------
Capital Appreciation Fund                             513,038          5.24
--------------------------------------------------------------------------------
Health Sciences Fund                                   22,937          5.93
--------------------------------------------------------------------------------
Technology Fund                                         5,051          5.89
--------------------------------------------------------------------------------
Core Fixed-Income Fund                                  5,945          5.90
--------------------------------------------------------------------------------

NOTE 6 -- SHARE CAPITAL:
--------------------------------------------------------------------------------
The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series, other than the Money Market Fund, is divided into three separate classes. The transactions of shares of beneficial interest were as follows:

----------------------------------------------------------------------------------------------
                                          FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                           OCTOBER 31, 2006             OCTOBER 31, 2005
----------------------------------------------------------------------------------------------
                                        SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------
ALGER LARGECAP GROWTH FUND
----------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                      3,092,139   $  33,919,549    2,324,619   $  22,925,032
      Shares converted from Class B    1,346,439      14,689,650    1,361,971      13,427,631
      Shares redeemed                 (5,317,968)    (57,525,866)  (7,105,754)    (68,977,578)
----------------------------------------------------------------------------------------------
      NET DECREASE                      (879,390)  $  (8,916,667)  (3,419,164)  $ (32,624,915)
==============================================================================================

   CLASS B:
      Shares sold                      1,772,746   $  17,840,462    2,285,190   $  20,756,134
      Shares converted to Class A     (1,460,319)    (14,689,650)  (1,466,535)    (13,427,631)
      Shares redeemed                 (5,557,777)    (55,958,370)  (7,106,248)    (64,900,208)
----------------------------------------------------------------------------------------------
      NET DECREASE                    (5,245,350)  $ (52,807,558)  (6,287,593)  $ (57,571,705)
==============================================================================================

   CLASS C:
      Shares sold                        764,005   $   7,736,946      562,997   $   5,142,979
      Shares redeemed                   (921,858)     (9,195,757)  (1,478,761)    (13,418,208)
----------------------------------------------------------------------------------------------
      NET DECREASE                      (157,853)  $  (1,458,811)    (915,764)  $  (8,275,229)
==============================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                          FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                           OCTOBER 31, 2006             OCTOBER 31, 2005
----------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT         SHARES        AMOUNT
----------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH FUND
----------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                     18,475,023   $ 107,981,351    2,412,214   $  12,193,513
      Shares converted from Class B    1,768,818      10,293,683    2,928,153      13,680,093
      Shares redeemed                 (6,412,502)    (37,629,835)  (3,995,808)    (18,979,042)
----------------------------------------------------------------------------------------------
      NET INCREASE                    13,831,339   $  80,645,199    1,344,559   $   6,894,564
==============================================================================================

   CLASS B:
      Shares sold                      1,217,948   $   6,605,766    1,446,314   $   6,355,365
      Shares converted to Class A     (1,925,146)    (10,293,683)  (3,124,262)    (13,680,093)
      Shares redeemed                 (2,069,756)    (11,137,750)  (3,631,233)    (15,856,746)
----------------------------------------------------------------------------------------------
      NET DECREASE                    (2,776,954)  $ (14,825,667)  (5,309,181)  $ (23,181,474)
==============================================================================================

   CLASS C:
      Shares sold                      2,368,142   $  12,908,036      236,479   $   1,073,190
      Shares redeemed                   (389,410)     (2,080,467)    (376,634)     (1,637,419)
----------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)          1,978,732   $  10,827,569     (140,155)  $    (564,229)
==============================================================================================

ALGER BALANCED FUND
----------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                        271,329   $   5,651,898      490,076   $   9,565,181
      Shares converted from Class B       63,414       1,308,574       87,013       1,698,164
      Dividends reinvested                24,300         506,652       21,332         411,710
      Shares redeemed                   (948,272)    (19,667,910)  (1,659,398)    (32,409,362)
----------------------------------------------------------------------------------------------
      NET DECREASE                      (589,229)  $ (12,200,786)  (1,060,977)  $ (20,734,307)
==============================================================================================

   CLASS B:
      Shares sold                        216,962   $   4,389,452      253,609   $   4,821,665
      Dividends reinvested                 8,911         182,673       11,126         211,063
      Shares converted to Class A        (64,746)     (1,308,574)     (88,824)     (1,698,164)
      Shares redeemed                 (1,283,208)    (25,937,982)  (2,111,540)    (40,172,190)
----------------------------------------------------------------------------------------------
      NET DECREASE                    (1,122,081)  $ (22,674,431)  (1,935,629)  $ (36,837,626)
==============================================================================================

   CLASS C:
      Shares sold                         85,134   $   1,739,100       62,755   $   1,215,149
      Dividends reinvested                 2,969          61,125        3,453          65,822
      Shares redeemed                   (287,933)     (5,835,655)    (702,031)    (13,370,597)
----------------------------------------------------------------------------------------------
      NET DECREASE                      (199,830)  $  (4,035,430)    (635,823)  $ (12,089,626)
==============================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                           FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                            OCTOBER 31, 2006               OCTOBER 31, 2005
-------------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------
ALGER MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                       9,608,514   $   85,490,186     7,892,150   $  68,849,847
      Dividends Reinvested              3,627,043       31,156,299            --              --
      Shares converted from Class B     1,836,884       16,391,424     2,330,615      20,431,026
      Shares redeemed                 (14,173,215)    (124,690,515)  (10,385,586)    (90,676,209)
-------------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE)             899,226   $    8,347,394      (162,821)  $  (1,395,336)
=================================================================================================

   CLASS B:
      Shares sold                       2,569,164   $   20,982,694     3,963,737   $  31,948,237
      Dividends Reinvested              3,521,745       27,575,261            --              --
      Shares converted to Class A      (2,017,114)     (16,391,424)   (2,519,535)    (20,431,026)
      Shares redeemed                  (8,789,176)     (70,609,143)   (8,283,623)    (66,967,057)
-------------------------------------------------------------------------------------------------
      NET DECREASE                     (4,715,381)  $  (38,442,612)   (6,839,421)  $ (55,449,846)
=================================================================================================

   CLASS C:
      Shares sold                       1,520,524   $   12,420,232     1,657,418   $  13,478,329
      Dividends Reinvested              1,042,599        8,142,699            --              --
      Shares redeemed                  (2,679,733)     (21,249,320)   (2,645,778)    (21,251,185)
-------------------------------------------------------------------------------------------------
      NET DECREASE                       (116,610)  $     (686,389)     (988,360)  $  (7,772,856)
=================================================================================================

ALGER CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                       2,155,695   $   21,936,699     2,234,005   $  19,314,402
      Shares converted from Class B     1,004,637       10,168,929     1,634,174      13,915,183
      Shares redeemed                  (3,230,103)     (32,874,057)   (5,700,896)    (48,220,944)
-------------------------------------------------------------------------------------------------
      NET DECREASE                        (69,771)  $     (768,429)   (1,832,717)  $ (14,991,359)
=================================================================================================

   CLASS B:
      Shares sold                         917,930   $    8,749,249     1,041,065   $   8,250,166
      Shares converted to Class A      (1,083,067)     (10,168,929)   (1,749,940)    (13,915,183)
      Shares redeemed                  (4,605,216)     (43,448,810)   (8,542,286)    (67,692,076)
-------------------------------------------------------------------------------------------------
      NET DECREASE                     (4,770,353)  $  (44,868,490)   (9,251,161)  $ (73,357,093)
=================================================================================================

   CLASS C:
      Shares sold                         329,990   $    3,138,801       242,476   $   1,939,799
      Shares redeemed                    (808,470)      (7,641,141)   (2,095,745)    (16,510,970)
-------------------------------------------------------------------------------------------------
      NET DECREASE                       (478,480)  $   (4,502,340)   (1,853,269)  $ (14,571,171)
=================================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                          FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                           OCTOBER 31, 2006             OCTOBER 31, 2005
---------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT        SHARES         AMOUNT
---------------------------------------------------------------------------------------------
ALGER HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                     5,614,511   $  94,667,019    2,148,646   $  33,257,004
      Shares converted from Class B      17,973         302,133       24,886         370,287
      Dividends reinvested               93,237       1,539,352       46,853         657,351
      Shares redeemed                (2,446,242)    (41,127,418)    (243,126)     (3,716,151)
---------------------------------------------------------------------------------------------
      NET INCREASE                    3,279,479   $  55,381,086    1,977,259   $  30,568,491
=============================================================================================

   CLASS B:
      Shares sold                       507,772   $   8,323,858      544,014   $   8,166,377
      Dividends reinvested               14,641         235,133       18,064         248,555
      Shares converted to Class A       (18,508)       (302,133)     (25,440)       (370,287)
      Shares redeemed                  (220,806)     (3,586,378)    (118,760)     (1,768,601)
---------------------------------------------------------------------------------------------
      NET INCREASE                      283,099   $   4,670,480      417,878   $   6,276,044
=============================================================================================

   CLASS C:
      Shares sold                     1,344,943   $  22,127,155    1,376,587   $  21,208,881
      Dividends reinvested               25,825         414,753       11,371         156,462
      Shares redeemed                  (349,542)     (5,630,271)     (78,811)     (1,170,187)
---------------------------------------------------------------------------------------------
      NET INCREASE                    1,021,226   $  16,911,637    1,309,147   $  20,195,156
=============================================================================================

ALGER SMALLCAP AND MIDCAP
   GROWTH FUND
---------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                     1,575,322   $  20,793,926      173,667   $   1,977,626
      Shares converted from Class B       5,646          74,716       11,604         129,423
      Dividends reinvested               48,077         587,989       42,535         457,679
      Shares redeemed                  (404,587)     (5,281,632)     (85,976)       (963,466)
---------------------------------------------------------------------------------------------
      NET INCREASE                    1,224,458   $  16,174,999      141,830   $   1,601,262
=============================================================================================

   CLASS B:
      Shares sold                       312,370   $   4,005,376       98,482   $   1,091,860
      Dividends reinvested               17,794         211,565       16,197         171,044
      Shares converted to Class A        (5,813)        (74,716)     (11,858)       (129,423)
      Shares redeemed                   (58,613)       (737,362)     (52,174)       (576,738)
---------------------------------------------------------------------------------------------
      NET INCREASE                      265,738   $   3,404,863       50,647   $     556,743
=============================================================================================

ALGER SMALLCAP AND MIDCAP
   GROWTH FUND
---------------------------------------------------------------------------------------------

   CLASS C:
      Shares sold                       807,657   $  10,312,508       44,485   $     500,079
      Dividends reinvested               12,118         144,205        8,606          90,884
      Shares redeemed                   (96,266)     (1,194,473)     (19,684)       (216,131)
---------------------------------------------------------------------------------------------
      NET INCREASE                      723,509   $   9,262,240       33,407   $     374,832
=============================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                          FOR THE PERIOD ENDED         FOR THE PERIOD ENDED
                                            OCTOBER 31, 2006             OCTOBER 31, 2005
------------------------------------------------------------------------------------------------
                                         SHARES        AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND**
------------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                         500,110   $   4,997,929            --   $          --
      Shares converted from Class B           332           3,039            --              --
      Shares redeemed                    (241,713)     (2,301,376)           --              --
------------------------------------------------------------------------------------------------
      NET INCREASE                        258,729   $   2,699,592            --   $          --
================================================================================================

   CLASS B:
      Shares sold                          12,905   $     125,627            --   $          --
      Shares converted to Class A            (332)         (3,039)           --              --
      Shares redeemed                      (2,371)        (22,266)           --              --
------------------------------------------------------------------------------------------------
      NET INCREASE                         10,202   $     100,322            --   $          --
================================================================================================

   CLASS C:
      SHARES SOLD                          11,295   $     111,780            --   $          --
================================================================================================

ALGER CORE FIXED-INCOME FUND**
------------------------------------------------------------------------------------------------

   CLASS A:
      Shares sold                         527,887   $   5,277,059            --   $          --
      Shares converted from Class B           399           3,949            --              --
      Dividends reinvested                 13,083         129,665            --              --
      Shares redeemed                    (248,509)     (2,500,000)           --              --
------------------------------------------------------------------------------------------------
      NET INCREASE                        292,860   $   2,910,673            --   $          --
================================================================================================

   CLASS B:
      Shares sold                          32,232   $     320,615            --   $          --
      Shares converted to Class A            (399)         (3,949)           --              --
      Dividends reinvested                    480           4,769            --              --
      Shares redeemed                        (678)         (6,740)           --              --
------------------------------------------------------------------------------------------------
      NET INCREASE                         31,635   $     314,695            --   $          --
================================================================================================

   CLASS C:
      Shares sold                          42,234   $     420,018            --   $          --
      Dividends reinvested                    376           3,737            --              --
      Shares redeemed                         (56)           (561)           --              --
------------------------------------------------------------------------------------------------
      NET INCREASE                         42,554   $     423,194            --   $          --
================================================================================================

ALGER MONEY MARKET FUND
------------------------------------------------------------------------------------------------
      Shares sold                      31,241,531   $  31,268,531+   35,368,581   $  35,443,581*
      Dividends reinvested              2,071,206       2,071,206     1,210,005       1,210,005
      Shares redeemed                 (39,842,295)    (39,842,295)  (55,611,776)    (55,611,776)
------------------------------------------------------------------------------------------------
      NET DECREASE                     (6,529,558)  $  (6,502,558)  (19,033,190)  $ (18,958,190)
================================================================================================

* DOLLAR AMOUNT OF SHARES SOLD INCLUDES A REIMBURSEMENT BY ALGER MANAGEMENT OF $75,000 FOR LOSSES ON PORTFOLIO INVESTMENTS INCURRED IN PREVIOUS FISCAL YEARS.

+ DOLLAR AMOUNT OF SHARES SOLD INCLUDES A REIMBURSEMENT BY ALGER MANAGEMENT OF $27,000 FOR LOSSES ON PORTFOLIO INVESTMENTS INCURRED IN PREVIOUS FISCAL YEARS.

**    INTITALLY OFFERED MARCH 1, 2006

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 7 -- TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------

The tax character of distributions paid during the year ended October 31, 2006 and the year ended October 31, 2005 were as follows:

                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2006   OCTOBER 31, 2005
--------------------------------------------------------------------------------
LARGECAP GROWTH FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                                     --                   --
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                            --                   --
================================================================================

SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                                     --                   --
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                            --                   --
================================================================================

BALANCED FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                           $    808,232        $   1,122,926
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                  $    808,232        $   1,122,926
================================================================================

MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                           $ 49,398,077                   --
   Long-term capital gain                      24,194,224                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                  $ 73,592,301                   --
================================================================================

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                                     --                   --
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                            --                   --
================================================================================

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                           $  1,970,103        $   1,114,739
   Long-term capital gain                         967,799              345,088
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                  $  2,937,902        $   1,459,827
================================================================================

SMALLCAP AND MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                           $    391,183        $     167,312
   Long-term capital gain                         959,667              998,103
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                  $  1,350,850        $   1,165,415
================================================================================

TECHNOLOGY FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                                     --                   --
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                            --                   --
================================================================================

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2006   OCTOBER 31, 2005
--------------------------------------------------------------------------------
CORE FIXED-INCOME FUND*
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                           $    138,772                   --
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                  $    138,772                   --
================================================================================

MONEY MARKET FUND
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                           $  2,140,713        $   1,249,958
   Long-term capital gain                              --                   --
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS PAID                  $  2,140,713        $   1,249,958
================================================================================

*     COMMENCED OPERATIONS MARCH 1, 2006.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

LARGECAP GROWTH FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                            --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $  16,576,494
--------------------------------------------------------------------------------

SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                            --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $  51,159,340
--------------------------------------------------------------------------------

BALANCED FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                 $     902,780
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $   3,207,612
--------------------------------------------------------------------------------

MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                 $  31,912,710
--------------------------------------------------------------------------------
   Undistributed long-term gain                                  $  33,269,004
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $  20,611,126
--------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                            --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $  25,456,187
--------------------------------------------------------------------------------

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                 $   1,399,894
--------------------------------------------------------------------------------
   Undistributed long-term gain                                  $   7,401,379
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $  17,945,588
--------------------------------------------------------------------------------

SMALLCAP AND MIDCAP GROWTH FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                            --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                  $   2,733,241
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $   7,501,951
--------------------------------------------------------------------------------

TECHNOLOGY FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                            --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $     173,253
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

CORE FIXED-INCOME FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                 $          --
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                       $      38,666
--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------
   Undistributed ordinary income                                         4,872
--------------------------------------------------------------------------------
   Undistributed long-term gain                                             --
--------------------------------------------------------------------------------
   Unrealized appreciation                                                  --
--------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2006, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

--------------------------------------------------------------------------------------------------------------------------
                                                     EXPIRATION DATE
--------------------------------------------------------------------------------------------------------------------------
                                 2009             2010            2011        2012     2013      2014           TOTAL
--------------------------------------------------------------------------------------------------------------------------
LargeCap Growth Fund        $    2,953,593   $  165,962,647   $ 21,526,122        --    --             --   $ 190,442,362
--------------------------------------------------------------------------------------------------------------------------
SmallCap Growth Fund        $   60,594,230   $   30,152,501             --        --    --             --   $  90,746,731
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund                           --   $   19,860,519   $  2,892,067        --    --             --   $  22,752,586
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund   $  251,990,236   $  204,820,909             --        --    --             --   $ 465,811,145
--------------------------------------------------------------------------------------------------------------------------
Technology Fund                         --               --             --        --    --    $   224,196   $     224,196
--------------------------------------------------------------------------------------------------------------------------
Core Fixed-Income Fund                  --               --             --        --    --    $    32,189   $      32,189
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund           $      216,474               --             --   $   640    --             --   $     217,114
--------------------------------------------------------------------------------------------------------------------------

NOTE 8 -- LITIGATION:
--------------------------------------------------------------------------------

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 7, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the Commission, and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law

--------------------------------------------------------------------------------
THE ALGER FUNDS | NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

NOTE 9 -- LIQUIDATION:
--------------------------------------------------------------------------------

The Alger Technology Fund was liquidated on November 20, 2006, pursuant to a plan of liquidation approved by the Board of Trustees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and
   Board of Trustees of The Alger Funds:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds (comprising, respectively, the LargeCap Growth, SmallCap Growth, Balanced, MidCap Growth, Capital Appreciation, Health Sciences, SmallCap and MidCap Growth, Technology, Core Fixed-Income and Money Market Funds) (collectively, the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Alger Funds at October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

December 12, 2006

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2006 and ending October 31, 2006.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

                                                                                 RATIO OF
                                                                               EXPENSES TO
                                                                                 AVERAGE
                                                                 EXPENSES       NET ASSETS
                                   BEGINNING       ENDING       PAID DURING       FOR THE
                                    ACCOUNT       ACCOUNT     THE SIX MONTHS    SIX MONTHS
                                     VALUE         VALUE           ENDED          ENDED
                                     MAY 1,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                      2006          2006          2006(b)        2006(c)
-------------------------------------------------------------------------------------------
ALGER LARGECAP GROWTH FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $  1,000.00    $   985.80       $  6.06         1.21%
          Hypothetical(a)            1,000.00      1,019.11          6.16         1.21
-------------------------------------------------------------------------------------------
CLASS B   Actual                     1,000.00        982.70          9.80         1.96
          Hypothetical(a)            1,000.00      1,015.32          9.96         1.96
-------------------------------------------------------------------------------------------
CLASS C   Actual                     1,000.00        981.70          9.79         1.96
          Hypothetical(a)            1,000.00      1,015.32          9.96         1.96
-------------------------------------------------------------------------------------------
ALGER SMALLCAP GROWTH FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $  1,000.00    $ 1,003.20       $  6.92         1.37%
          Hypothetical(a)            1,000.00      1,018.30          6.97         1.37
-------------------------------------------------------------------------------------------
CLASS B   Actual                     1,000.00      1,000.00         10.79         2.14
          Hypothetical(a)            1,000.00      1,014.42         10.87         2.14
-------------------------------------------------------------------------------------------
CLASS C   Actual                     1,000.00      1,000.00         10.69         2.12
          Hypothetical(a)            1,000.00      1,014.52         10.76         2.12
-------------------------------------------------------------------------------------------
ALGER BALANCED FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $  1,000.00    $ 1,005.70       $  6.67         1.32%
          Hypothetical(a)            1,000.00      1,018.55          6.72         1.32
-------------------------------------------------------------------------------------------
CLASS B   Actual                     1,000.00      1,001.90         10.44         2.07
          Hypothetical(a)            1,000.00      1,014.71         10.51         2.07
-------------------------------------------------------------------------------------------
CLASS C   Actual                     1,000.00      1,001.90         10.44         2.07
          Hypothetical(a)            1,000.00      1,014.74         10.51         2.07
-------------------------------------------------------------------------------------------
ALGER MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $  1,000.00    $   950.00       $  6.05         1.23%
          Hypothetical(a)            1,000.00      1,019.00          6.26         1.23
-------------------------------------------------------------------------------------------
CLASS B   Actual                     1,000.00        946.20          9.71         1.98
          Hypothetical(a)            1,000.00      1,015.22         10.06         1.98
-------------------------------------------------------------------------------------------
CLASS C   Actual                     1,000.00        946.10          9.71         1.98
          Hypothetical(a)            1,000.00      1,015.22         10.06         1.98
-------------------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $  1,000.00    $ 1,047.20       $  7.17         1.39%
          Hypothetical(a)            1,000.00      1,018.20          7.07         1.39
-------------------------------------------------------------------------------------------
CLASS B   Actual                     1,000.00      1,042.90         11.02         2.14
          Hypothetical(a)            1,000.00      1,014.42         10.87         2.14
-------------------------------------------------------------------------------------------
CLASS C   Actual                     1,000.00      1,041.90         11.01         2.14
          Hypothetical(a)            1,000.00      1,014.42         10.87         2.14
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

                                                                                RATIO OF
                                                                               EXPENSES TO
                                                                                 AVERAGE
                                                                EXPENSES       NET ASSETS
                                   BEGINNING     ENDING        PAID DURING      FOR THE
                                    ACCOUNT      ACCOUNT     THE SIX MONTHS    SIX MONTHS
                                     VALUE        VALUE          ENDED            ENDED
                                     MAY 1,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                     2006          2006          2006(b)         2006(c)
-------------------------------------------------------------------------------------------
ALGER HEALTH SCIENCES FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $ 1,000.00   $  1,099.90       $  7.15          1.35%
          Hypothetical(a)           1,000.00      1,018.40          6.87          1.35
-------------------------------------------------------------------------------------------
CLASS B   Actual                    1,000.00      1,095.40         11.09          2.10
          Hypothetical(a)           1,000.00      1,014.62         10.66          2.10
-------------------------------------------------------------------------------------------
CLASS C   Actual                    1,000.00      1,096.10         11.15          2.11
          Hypothetical(a)           1,000.00      1,014.57         10.71          2.11
-------------------------------------------------------------------------------------------
ALGER SMALLCAP AND MIDCAP GROWTH FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual                  $ 1,000.00    $   991.50       $  7.53          1.50%
          Hypothetical(a)           1,000.00      1,017.64          7.63          1.50
-------------------------------------------------------------------------------------------
CLASS B   Actual                    1,000.00        987.50         11.27          2.25
          Hypothetical(a)           1,000.00      1,013.86         11.42          2.25
-------------------------------------------------------------------------------------------
CLASS C   Actual                    1,000.00        987.50         11.27          2.25
          Hypothetical(a)           1,000.00      1,013.86         11.42          2.25
-------------------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual*                 $ 1,000.00   $  1,012.70       $  8.88          1.75%
          Hypothetical(a)           1,000.00      1,016.38          8.89          1.75
-------------------------------------------------------------------------------------------
CLASS B   Actual*                   1,000.00      1,008.00         12.65          2.50
          Hypothetical(a)           1,000.00      1,012.60         12.68          2.50
-------------------------------------------------------------------------------------------
CLASS C   Actual*                   1,000.00      1,008.00         12.65          2.50
          Hypothetical(a)           1,000.00      1,012.60         12.68          2.50
-------------------------------------------------------------------------------------------
ALGER CORE FIXED-INCOME FUND
-------------------------------------------------------------------------------------------
CLASS A   Actual*                 $ 1,000.00   $  1,029.80       $  5.12          1.00%
          Hypothetical(a)           1,000.00      1,020.16          5.09          1.00
-------------------------------------------------------------------------------------------
CLASS B   Actual*                   1,000.00      1,026.20          8.94          1.75
          Hypothetical(a)           1,000.00      1,016.38          8.89          1.75
-------------------------------------------------------------------------------------------
CLASS C   Actual*                   1,000.00      1,026.10          8.94          1.75
          Hypothetical(a)           1,000.00      1,016.38          8.89          1.75
-------------------------------------------------------------------------------------------
ALGER MONEY MARKET FUND
-------------------------------------------------------------------------------------------
          Actual                  $ 1,000.00   $  1,021.00       $  4.58          0.90%
          Hypothetical(a)           1,000.00      1,020.67          4.58          0.90
-------------------------------------------------------------------------------------------

*     FROM MARCH 1, 2006 -- COMMENCEMENT OF OPERATIONS.

(a)   5% ANNUAL RETURN BEFORE EXPENSES.

(b) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF THE RESPECTIVE SHARE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

(c)   ANNUALIZED.

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2006, 100.00%, 4.32%, 40.22% and 15.88%
of the Balanced Fund, MidCap Growth, Health Sciences and the SmallCap and MidCap Growth Fund ordinary dividend, respectively, qualified for the dividends received deduction for corporations. For the year ended October 31, 2006, certain dividends paid by the funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

               Alger Balanced Fund                    $    808,232
               MidCap Growth                            49,398,077
               Alger Health Sciences                     1,970,103
               Alger SmallCap and MidCap Growth            391,183

Shareholders should not use the above information to prepare their tax returns. Since the trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2006. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)
--------------------------------------------------------------------------------

Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, Spectra Fund, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                                                       THE
                                                                                                                    ALGER FUND
                                                                                                      TRUSTEE     COMPLEX WHICH
        NAME, AGE,                                                                                     AND/OR      ARE OVERSEEN
  POSITION WITH THE FUND                            PRINCIPAL OCCUPATIONS                          OFFICER SINCE    BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

DAN C. CHUNG (44)            President since September 2003 and Chief Investment Officer and            2001            16
   Trustee and               Director since 2001 of Alger Management; President since 2003 and
   President                 Director since 2001 of Alger Associates, Inc. ("Associates"),
                             Alger Shareholder Services, Inc. ("Services"), Fred Alger
                             International Advisory S.A. ("International") (Director since
                             2003), Director of Fred Alger & Co., Inc. ("Alger Inc.") and
                             Analysts Resources, Inc. ("ARI"); President of the five investment companies in the Alger Fund Complex since September 2003;
                             Trustee/Director of four of the six investment companies in the
                             Alger Fund Complex since 2001; senior analyst with Alger
                             Management 1998-2001.
-------------------------------------------------------------------------------------------------------------------------------

HILARY M. ALGER, CFA (44)    Trustee/Director of all of the six investment companies in the             2003            23
   Trustee                   Alger Fund Complex since 2003; Director of Development,
                             Pennsylvania Ballet since 2004; Associate Director
                             of Development, College of Arts and Sciences and
                             Graduate School, University of Virginia 1999-2003;
                             Director of Development and Communications, Lenox
                             Hill Neighborhood House 1997-1999.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                                                       THE
                                                                                                                    ALGER FUND
                                                                                                      TRUSTEE     COMPLEX WHICH
        NAME, AGE,                                                                                     AND/OR      ARE OVERSEEN
  POSITION WITH THE FUND                            PRINCIPAL OCCUPATIONS                          OFFICER SINCE    BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

CHARLES F. BAIRD, JR. (52)   Managing Partner of North Castle Partners, a private equity                2000            16
   Trustee                   securities group; Chairman of Equinox, Leiner Health Products,
                             Elizabeth Arden Day Spas, Grand Expeditions of EAS;
                             Trustee/Director of four of the six investment
                             companies in the Alger Fund Complex. Formerly
                             Managing Director of AEA Investors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

ROGER P. CHEEVER (60)        Senior Associate Dean of Development, Harvard University;                  2000            16
   Trustee                   Trustee/Director of four of the six investment companies in the
                             Alger Fund Complex. Formerly Deputy Director of the Harvard
                             College Fund.
-------------------------------------------------------------------------------------------------------------------------------

LESTER L. COLBERT, JR. (72)  Private investor since 1988; Trustee/Director of three of the six          2000            17
   Trustee                   investment companies in the Alger Fund Complex since 2000, of one since 2003, and of another since 1974. Chairman of the Board,
                             President and Chief Executive Officer of Xidex Corporation
                             1972-1987.
-------------------------------------------------------------------------------------------------------------------------------

STEPHEN E. O'NEIL (73)       Attorney; Private investor since 1981; Director of Brown-Forman            1986            23
   Trustee                   Corporation since 1978; Trustee/Director of the six investment companies in the Alger Fund Complex since the inception of each;
                             of Counsel to the law firm of Kohler & Barnes to 1998.
-------------------------------------------------------------------------------------------------------------------------------

NATHAN E. SAINT-AMAND        Medical doctor in private practice; Member of the Board of the             1986            23
   M.D. (68)                 Manhattan Institute since 1988; Trustee/Director of each of the
   Trustee                   six investment companies in the Alger Fund Complex since the later of 1986 or its inception; formerly Co-Chairman, Special Projects
                             Committee, Memorial Sloan Kettering.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                  PORTFOLIOS IN
                                                                                                                       THE
                                                                                                                    ALGER FUND
                                                                                                      TRUSTEE     COMPLEX WHICH
        NAME, AGE,                                                                                     AND/OR      ARE OVERSEEN
  POSITION WITH THE FUND                            PRINCIPAL OCCUPATIONS                          OFFICER SINCE    BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS

FREDERICK A. BLUM (52)       Executive Vice President, Chief Financial Officer and Treasurer of         1996           N/A
   Treasurer                 Alger Inc., Alger Management, ARI and Services since September
                             2003 and Senior Vice President prior thereto; Executive Vice
                             President of Associates since September 2003; Treasurer or
                             Assistant Treasurer of each of the six investment companies in the
                             Alger Fund Complex since the later of 1996 or its inception;
                             Director of SICAV and International and Chairman of the Board (and
                             prior thereto Senior Vice President) since 2003.
-------------------------------------------------------------------------------------------------------------------------------

HAL LIEBES (42)              Executive Vice President, Chief Legal Officer, Director and                2005           N/A
   Secretary and             Secretary of Alger Management, Chief Operating Officer, Director
   Chief Operating           and Secretary of Services, Director of Associates; Executive Vice
   Officer                   President, Chief Legal Officer and Director of Alger Inc.;
                             Secretary of the six investment companies in the Alger Fund
                             Complex. Formerly Chief Compliance Officer 2004-2005, AMVESCAP
                             PLC; U.S. General Counsel 1994-2002 and Global General Counsel
                             2002-2004, Credit Suisse Asset Management.
-------------------------------------------------------------------------------------------------------------------------------

MICHAEL D. MARTINS (41)      Senior Vice President of Alger Management;  Assistant  Treasurer of        2005           N/A
   Assistant Treasurer       the six investment  companies in the Alger Fund Complex since 2004.
                             Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.
-------------------------------------------------------------------------------------------------------------------------------

LISA A. MOSS (41)            Vice President and Assistant General Counsel of Alger Management           2006           N/A
   Assistant Secretary       since June 2006. Formerly Director of Merrill Lynch Investment
                             Managers, L.P. from 2005-2006; Assistant General Counsel of AIM
                             Management, Inc. from 1995-2005.
-------------------------------------------------------------------------------------------------------------------------------

BARRY J. MULLEN (53)         Senior Vice President and Chief Compliance Officer of Alger                2006           N/A
   Chief Compliance          Management since May 2006. Formerly, Director of BlackRock, Inc.
   Officer                   from 2004-2006; Vice President of J.P. Morgan Investment
                             Management from 1996-2004.
-------------------------------------------------------------------------------------------------------------------------------

Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AGREEMENT RENEWAL
--------------------------------------------------------------------------------

At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

For each Fund, in evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement,
(ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve the New Investment Advisory Agreements, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Funds.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to each Fund's New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreements. For each Fund, they noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks like those of the Funds (other than Alger Money Market Fund). They also took notice of the

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

ability of the portfolio managers of Alger Balanced Fund and Alger Money Market Fund to manage fixed-income instruments across the credit and credit quality spectra. They also noted the history of extremely favorable reviews of Alger Management's shareholder-relations representatives by an independent rating concern. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES

The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Funds of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that each Fund's New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to that Fund's Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the separate Current Investment Advisory Agreements were being combined into a single New Investment Advisory Agreement between Alger Management and the Trust, on behalf of the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the performance of some of the Funds (SmallCap, Capital Appreciation, Health Sciences and SmallCap & MidCap) had been generally excellent, consistently outperforming the relevant benchmarks and fund peer groups for various periods through August 31, 2006, while other Funds (LargeCap, MidCap and Balnced) had underperformed their benchmarks and fund peer groups for at least the year ended August 31, 2006. The Trustees discussed with Alger Management the performance of each of the underperforming Funds, inquiring into both the reasons for the underperformance and Alger Management's plans for upgrading the Funds' performance. As to Alger Money Market Fund, the Trustees found the Fund's performance to be satisfactory in light of Alger Management's policy of conservative management in the interest of risk avoidance. The Trustees considered that, because the Core Fixed-Income Fund had been operating for only seven months, it was too early to expect meaningful performance data, but they noted that, at August 31, 2006, the Fund had slightly underperformed its benchmark index.

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FUND FEES AND EXPENSE RATIOS; PROFITABILITY TO ALGER MANAGEMENT AND ITS
AFFILIATES

The Trustees considered the profitability of each Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2006. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while most of the Funds' advisory fees and expense ratios were at or near (and in some cases below) the median for the Fund's Callan peer group, other Funds' fees (Capital Appreciation and Balanced) and/or expense ratios (LargeCap C, Capital Appreciation and Balanced) were higher than those of most of the funds in the Callan peer group. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was modest.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current levels of profitability of each of the Funds to Alger Management and its affiliates, such economies as might already exist were subsumed in the level of the management fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

OTHER BENEFITS TO ALGER MANAGEMENT

The Trustees considered whether Alger Management benefits in other ways from its relationship with the Funds. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions (other than those of Alger Money Market Fund), data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds (other than Alger Money Market Fund) as well, and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of each Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations, as to each Fund:

      o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

      o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

      o The Board was satisfied with the performance of the Funds that had shown excellent performance, but determined to monitor closely the progress of Alger Management's steps to improve the performance of the underperforming Funds.

      o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

      o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

--------------------------------------------------------------------------------
THE ALGER FUNDS
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

PROXY VOTING POLICIES
--------------------------------------------------------------------------------

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS
--------------------------------------------------------------------------------

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS
--------------------------------------------------------------------------------

111 Fifth Avenue
New York, NY 10003
(800) 992-3863
www.alger.com

INVESTMENT MANAGER
--------------------------------------------------------------------------------

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

DISTRIBUTOR
--------------------------------------------------------------------------------

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Funds, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

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AAA 103106

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                                  [ALGER LOGO]

                                                                      SAA 103106

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ITEM 2. CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b) Not applicable.

      (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e) Not applicable.

      (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      a) Audit Fees:

               October 31, 2006       $233,590
               October 31, 2005       $184,800

      b) Audit-Related Fees: NONE

      c) Tax Fees for tax advice, tax compliance and tax planning:

               October 31, 2006       $55,687
               October 31, 2005       $72,281

      d) All Other Fees:

               October 31, 2006       $25,300
               October 31, 2005       $14,500

         Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

      e) 1) Audit Committee Pre-Approval Policies And Procedures:

         Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

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         2) All fees in item 4(b) through 4(d) above were approved by the
            Registrants' Audit Committee.

      f)    Not Applicable

      g)    Non-Audit Fees:

                  October 31, 2006   $217,212 and 26,884 Euros
                  October 31, 2005   $201,831 and 56,050 Euros

      h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

      Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial

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      reporting.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics as Exhibit 99.CODE ETH

      (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

      (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      The Alger Funds

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: December 20, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: December 20, 2006

      By: /s/Frederick A. Blum

          Frederick A. Blum

          Treasurer

      Date:  December 20, 2006